                                                                   EXHIBIT 10.23


                                 TRUST INDENTURE

                  --------------------------------------------


                           PALM BEACH COUNTY, FLORIDA


                      FIRST UNION NATIONAL BANK OF FLORIDA,
                                   as Trustee

                                       and

                        BRANCH BANKING AND TRUST COMPANY,
                           as Credit Facility Trustee

                  --------------------------------------------


                                  securing the

                                   $7,650,000
                           PALM BEACH COUNTY, FLORIDA
            VARIABLE RATE DEMAND INDUSTRIAL DEVELOPMENT REVENUE BONDS
                      (PALM BEACH BEDDING COMPANY PROJECT),
                                   SERIES 1996


                  --------------------------------------------

                           DATED AS OF APRIL 1, 1996

                                TABLE OF CONTENTS

                                                                                                    PAGE
                                                                                                    ----
ARTICLE 1
         DEFINITIONS AND RULES OF CONSTRUCTION....................................................    5
         Section 1.1       Definitions............................................................    5
         Section 1.2       Rules of Construction..................................................   16

ARTICLE 2
         THE BONDS................................................................................   16
         Section 2.1       Amount, Terms, and Issuance of the Bonds...............................   16
         Section 2.2       Designation.  Denominations, Maturity Date and Interest Rates of the
                           Bonds..................................................................   17
         Section 2.3       Optional Tender Provisions of the Bonds................................   21
         Section 2.4       Registered Bonds Required: Bond Registrar and Bond Register............   22
         Section 2.5       Transfer and Exchange..................................................   22
         Section 2.6       Execution..............................................................   23
         Section 2.7       Authentication; Authenticating Agent...................................   23
         Section 2.8       Payment of Principal and Interest; Interest Rights Preserved...........   24
         Section 2.9       Persons Deemed Owners..................................................   25
         Section 2.10      Mutilated, Destroyed, Lost, Stolen or Undelivered Bonds................   25
         Section 2.11      Temporary Bonds........................................................   26
         Section 2.12      Cancellation of Surrendered Bonds......................................   26
         Section 2.13      Conditions of Issuance.................................................   26
         Section 2.14      Book Entry.............................................................   28

ARTICLE 3
         PURCHASE AND REMARKETING OF TENDERED BONDS...............................................   29
         Section 3.1       Remarketing of Tendered Bonds..........................................   29
         Section 3.2       Purchase of Bonds Delivered to the Tender Agent........................   30
         Section 3.3       Delivery of Purchased Bonds............................................   32
         Section 3.4       Delivery of the Proceeds of the Sale of Remarketed Bonds...............   32
         Section 3.5       No Remarketing After Certain Events....................................   33

ARTICLE 4
         APPLICATION OF BOND PROCEEDS; PROJECT FUND...............................................   33
         Section 4.1       Application of Bond Proceeds...........................................   33
         Section 4.2       Creation of and Deposits to the Project Fund...........................   33
         Section 4.3       Payments from the Project Fund.........................................   34
         Section 4.4       Trustee May Rely on Requisitions.......................................   34
         Section 4.5       Completion Date........................................................   34
         Section 4.6       Transfers to the Bond Fund.............................................   34
         Section 4.7       Trustee's Records......................................................   35
         Section 4.8       Disposition of Balance in Project Fund.................................   35

ARTICLE 5
         REVENUES AND APPLICATION THEREOF.........................................................   35
         Section 5.1       Revenues to be Paid Over to Trustee....................................   35
         Section 5.2       The Bond Fund..........................................................   35
         Section 5.3       Revenues to Be Held for All Bondholders; Certain Exceptions............   37
         Section 5.4       Rebate Fund............................................................   37

ARTICLE 6
         DEPOSITARIES OF MONEYS; SECURITY FOR DEPOSITS AND INVESTMENT
         OF FUNDS.................................................................................   38
         Section 6.1       Security for Deposits..................................................   38
         Section 6.2       Investment of Moneys...................................................   38
         Section 6.3       The Credit Facility....................................................   39

ARTICLE 7
         REDEMPTION OR PURCHASE OF THE BONDS......................................................   42
         Section 7.1       Redemption or Purchase Dates and Prices................................   42
         Section 7.2       Company to Direct Optional Redemption..................................   44
         Section 7.3       Selection of Bonds to be Called for Redemption.........................   44
         Section 7.4       Notice of Redemption or Purchase.......................................   44
         Section 7.5       Bonds Redeemed or Purchased in Part....................................   45

ARTICLE 8
         PARTICULAR COVENANTS AND PROVISIONS......................................................   45
         Section 8.1       Covenant to Pay the Bonds; Bonds Limited Obligations of the
                           Issuer.................................................................   45
         Section 8.2       Covenants to Perform Obligations Under this Indenture..................   46
         Section 8.3       Covenant to Perform Obligations Under the Loan Agreement...............   46
         Section 8.4       Trustee May Enforce the Issuer's Rights Under the Loan
                           Agreement..............................................................   46
         Section 8.5       Covenant Against Arbitrage.............................................   47
         Section 8.6       Inspection of the Bond Register........................................   47
         Section 8.7       Priority of Pledge and Security Interest...............................   47
         Section 8.8       Maintenance of Insurance; Payment of Taxes, Charges etc................   47
         Section 8.9       Maintenance and Repair.................................................   47
         Section 8.10      Insurance and Condemnation Proceeds....................................   48

ARTICLE 9
         DEFAULT AND REMEDIES.....................................................................   48
         Section 9.1       Defaults...............................................................   48
         Section 9.2       Acceleration and Annulment Thereof.....................................   49
         Section 9.3       Other Remedies.........................................................   50
         Section 9.4       Legal Proceedings by the Credit Facility Trustee.......................   50
         Section 9.5       Discontinuance of Proceedings by the Credit Facility Trustee...........   50

         Section 9.6       Credit Facility Issuer or Bondholders May Direct Proceedings...........   50
         Section 9.7       Limitations on Actions by the Bondholders..............................   51
         Section 9.8       Credit Facility Trustee May Enforce Rights Without Possession of the
                           Bonds..................................................................   51
         Section 9.9       Remedies Not Exclusive.................................................   52
         Section 9.10      Delays and Omissions Not to Impair Rights..............................   52
         Section 9.11      Application of Moneys in the Event of Default..........................   52
         Section 9.12      Credit Facility Trustee and Bondholders Entitled to All Remedies
                           Under the Act..........................................................   52
         Section 9.13      Credit Facility Trustee May File Claim in Bankruptcy...................   53
         Section 9.14      Receiver...............................................................   53

ARTICLE 10
         CONCERNING THE TRUSTEE...................................................................   54
         Section 10.1      Acceptance of the Trusts...............................................   54
         Section 10.2      Acceptance of Trusts by Credit Facility Trustee........................   55
         Section 10.3      Trustee or Credit Facility Trustee to Give Notice......................   56
         Section 10.4      Trustee and The Credit Facility Trustee Entitled to Indemnity..........   57
         Section 10.5      Trustee nor Credit Facility Trustee Responsible for Insurance, Taxes,
                           Execution of Indenture, Acts of Issuer or Application of Moneys
                           Applied in Accordance with Indenture...................................   58
         Section 10.6      Compensation...........................................................   59
         Section 10.7      Trustee to Preserve Records............................................   59
         Section 10.8      Trustee or Credit Facility Trustee May Be a Bondholder.................   59
         Section 10.9      Trustee and Credit Facility Trustee Not Responsible for Recitals.......   59
         Section 10.10     No Responsibility for Recording or Filing..............................   59
         Section 10.11     Trustee and Credit Facility Trustee May Require Information............   60
         Section 10.12     Trustee and Credit Facility Trustee May Rely on Certificates...........   60
         Section 10.13     Trustee or Credit Facility Trustee Bond................................   60
         Section 10.14     Segregation of Funds; Interests........................................   60
         Section 10.15     Qualification of the Trustee and the Credit Facility Trustee...........   60
         Section 10.16     Resignation and Removal of the Trustee or Credit Facility Trustee......   61
         Section 10.17     Successor Trustee or Credit Facility Trust.............................   62
         Section 10.18     Co-Trustee.............................................................   63
         Section 10.19     Notice to Moody's or S&P...............................................   64

ARTICLE 11
         EXECUTION OF INSTRUMENTS BY THE BONDHOLDERS
         AND PROOF OF OWNERSHIP OF THE BONDS......................................................   64
         Section 11.1      Execution of Instruments by the Bondholders and Proof of Ownership
                           of the Bonds...........................................................   64
         Section 11.2      Preservation of Information............................................   65

ARTICLE 12
         THE REMARKETING AGENT; THE
         TENDER AGENT; THE PLACEMENT AGENT........................................................   65
         Section 12.1      The Remarketing Agent..................................................   65
         Section 12.2      The Tender Agent.......................................................   66
         Section 12.3      The Placement Agent....................................................   66
         Section 12.4      Notices................................................................   67

ARTICLE 13
         AMENDMENTS AND SUPPLEMENTS...............................................................   67
         Section 13.1      Amendments and Supplements Without the Bondholders' Consent............   67
         Section 13.2      Amendments With the Bondholders' and the Credit Facility Issuer's
                           Consent................................................................   68
         Section 13.3      Supplemental Indentures Affecting the Rights of the Credit Facility
                           Issuer.................................................................   69
         Section 13.4      Amendment of the Loan Agreement........................................   69
         Section 13.5      Amendment of the Loan Agreement Requiring the Consent of the
                           Credit Facility Issue..................................................   70
         Section 13.6      Amendment of the Credit Facility.......................................   70
         Section 13.7      Trustee and the Credit Facility Trustee Authorized to Join in
                           Amendments and Supplements: Reliance on Counsel........................   70

ARTICLE 14
         DEFEASANCE; OTHER PAYMENTS...............................................................   71
         Section 14.1      Defeasance.............................................................   71
         Section 14.2      Deposit of Funds for Payment of the Bonds..............................   72
         Section 14.3      Effect of Purchase of the Bonds........................................   73

ARTICLE 15
         MISCELLANEOUS PROVISIONS.................................................................   73
         Section 15.1      Covenants of the Issuer to Bind its Successors.........................   73
         Section 15.2      Notices................................................................   73
         Section 15.3      Trustee as the Paying Agent and the Bond Registrar.....................   74
         Section 15.4      Rights Under this Indenture............................................   74
         Section 15.5      Form of Certificates and Opinions......................................   74
         Section 15.6      Severability...........................................................   75
         Section 15.7      Covenants of Issuer Not Covenants of Officials Individually............   75
         Section 15.8      State Law Governs......................................................   75
         Section 15.9      Payments Due on Days Other Than Business Days..........................   75
         Section 15.10     Execution in Counterparts..............................................   75

EXHIBIT A          Notice of Conversion...........................................................   A-1
EXHIBIT B          Book Entry Agreement ..........................................................   B-1
EXHIBIT C          Form of Bond...................................................................   C-1
  Attachment C-1   Form of Bondholder's Optional Retention Notice                                    C-16
  Attachment C-2   Form of Bondholder's Optional Tender Notice                                       C-18
EXHIBIT D          Requisition and Certificate ...................................................   D-1

-------------------------------------------------------------------------------

                                 TRUST INDENTURE

-------------------------------------------------------------------------------


                  This TRUST INDENTURE, dated as of April 1, 1996, among PALM BEACH COUNTY, FLORIDA, a political subdivision under the laws of the State of Florida (the "Issuer"), FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, having a corporate trust office in Miami, Florida, as Trustee (the "Trustee"), and BRANCH BANKING AND TRUST COMPANY, a North Carolina banking institution, having its principal office in Wilson, North Carolina, as Credit Facility Trustee (in its capacity as Credit Facility Trustee to be hereinafter referred to as the "Credit Facility Trustee").

                              W I T N E S S E T H:

                  WHEREAS, the Issuer is a political subdivision of the State of Florida (the "State"), authorized under Chapter 159, Part H, Florida Statutes, as amended (the "Act"), to finance the acquisition, construction, reconstruction, improvement, rehabilitation, renovation, expansion and enlargement, or additions to, furnishing and equipping of any capital project for any "manufacturing plant" (as defined in the Act), including land, rights in land, buildings and other structures, machinery, equipment, appurtenances and facilities incidental thereto, and other improvements necessary or convenient therefor, and to obtain funds to finance the cost thereof by the issuance of its revenue bonds, for the purposes of enhancing and expanding the agriculture, tourism, urban development, historic preservation, education and health care industries, among others, enhancing other economic activity in the State by attracting manufacturing development, business enterprise management and other activities conducive to economic promotion, providing a stronger, more balanced and stable economy in the State, improving the prosperity and welfare of the State and its inhabitants, promoting and fostering the economic growth and development of the Issuer and the State, increasing purchasing power and opportunities for gainful employment, advancing and improving the economic prosperity of the State and its inhabitants, fostering the industrial and business development of the Issuer, improving education, living conditions and health care, promoting the preservation of historic structures, the rehabilitation of enterprise zones, improved transportation, effective and efficient pollution control and the advancement of education and science and research in the State, and otherwise providing for and contributing to the health, safety and welfare of the people of the State, and the Issuer is further authorized by the Act to pledge and assign as security for the payment of the principal of and interest on such bonds any revenues derived by the Issuer pursuant to financing agreements with respect to such projects; and

                  WHEREAS, Palm Beach Bedding Company, a Florida corporation (the "Company"), has requested that the Issuer finance, pursuant to such authority and in accordance with the Act, the construction of a 225,000 square foot manufacturing facility and appurtenances in the unincorporated area of the Issuer (the "Project"), to be owned and operated by the Company; and

                  WHEREAS, the Issuer and the Company will enter into a Loan Agreement, dated as of April 1, 1996 (the "Loan Agreement"), pursuant to which the Company will agree to make payments sufficient to pay the principal and purchase price of, and redemption premium (if any) and interest on, the Bonds as the same become due and payable and to pay administrative expenses in connection with the Bonds; and

                  WHEREAS, it has been determined that the estimated amount necessary to finance the cost of the construction and equipping of the Project, including necessary expenses incidental to the issuance of the Bonds, will require the issuance, sale and delivery of Bonds in the aggregate principal amount of $7,650,000 as hereinafter provided; and

                  WHEREAS, the Company and First Union National Bank of Florida, a national banking association (the "Bank"), have entered into a letter of Credit and Reimbursement Agreement, dated as of April 1, 1996 (the "Reimbursement Agreement"), pursuant to which the Bank has agreed to issue its irrevocable direct pay letter of credit, dated the date of the delivery of the Bonds (the "Letter of Credit"), in favor of the Credit Facility Trustee, for the account of the Company obligating the Bank to pay the Credit Facility Trustee upon draws made by the Credit Facility Trustee in accordance with the terms thereof, up to (i) an amount equal to the aggregate principal amount of the Bonds then Outstanding (hereinafter defined) to be used by the Credit Facility Trustee (a) to pay the principal of such Bonds whether at maturity, upon redemption, acceleration or otherwise, and (b) to pay the portion of the purchase price equal to the principal amount of any such Bonds delivered to the Tender Agent (hereinafter defined) for purchase plus (ii) an amount equal to up to one hundred twenty (120) days accrued interest on the Bonds at an assumed interest rate of twelve percent (12%) per annum, to be used by the Credit Facility Trustee to pay accrued interest on the Bonds and to pay the portion of the purchase price of tendered Bonds equal to the accrued interest, if any, on any such Bonds, and pursuant to which the Company has agreed to reimburse the Bank for all amounts drawn by the Credit Facility Trustee under the Letter of Credit, together with interest on all such amounts and to pay to the Bank certain fees and expenses for issuing the Letter of Credit; and

                  WHEREAS, for the purpose of providing security for the obligations of the Company to the Bank under the Reimbursement Agreement, the Company has entered into a Mortgage and Security Agreement, dated as of April 1, 1996 (the "Mortgage") constituting a valid first lien on the Mortgaged Property (as defined in the Mortgage), together with all improvements and appurtenances presently located or hereafter to be constructed thereon; and

                  WHEREAS, as security for the payment of the Bonds, the Issuer has agreed to assign and pledge to the Trustee and the Credit Facility Trustee, as their interests may appear, all right, title and interest of the Issuer in
(a) the Loan Agreement (except certain rights reserved by the Issuer under the terms of this Indenture), (b) all money and securities at any time on deposit in, in transit to or credited to any account or Fund created hereunder, including without limitation the Project Fund and the Bond Fund, but excluding the Rebate Fund; and (c) the Revenues (as hereinafter defined); and

                  WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued and delivered as provided in this Indenture, the legal, valid, binding and enforceable limited obligations of the Issuer, according to the import thereof, and to create a valid assignment and pledge of the Pledged Revenues (as hereinafter defined) to the payment of the principal of, and the redemption premium (if any) and the interest on, the Bonds and a valid assignment of certain of the rights, title and interest of the Issuer in the Loan Agreement, have been done and performed, and the execution, issuance and delivery of the Bonds, subject to the terms hereof, have in all respects been authorized; and

                  WHEREAS, the Trustee and the Credit Facility Trustee, as their interests may appear, have accepted the trusts created by this Indenture and in evidence thereof have joined in the execution hereof, and

                  WHEREAS, the Issuer has determined that the Bonds to be issued hereunder shall be substantially in the form contained in Exhibit C, with such variations, omissions and insertions as are required or permitted by this Indenture; and

                  NOW, THEREFORE, in consideration of the premises, of the acceptance by the Trustee and the Credit Facility Trustee of the trusts hereby created, and of the purchase and acceptance of the Bonds by the Bondholders, and also for and in consideration of the sum of one dollar to the Issuer in hand paid by the Trustee and the Credit Facility Trustee at or before the execution and delivery of this Indenture, the receipt of which is hereby acknowledged, and for the purpose of fixing and declaring the terms and conditions upon which the Bonds are to be issued, delivered, secured and accepted by the Bondholders and any and all other persons who shall from time to time be or become owners thereof, and in order to secure the payment of the Bonds at any time issued and outstanding hereunder and the interest thereon according to their tenor, purport and effect, and in order to secure the performance and observance of all the covenants, agreements and conditions therein and herein contained;

                  THE ISSUER DOES HEREBY PLEDGE AND ASSIGN, and grant a security interest unto the Trustee and its successors and assigns and unto the Credit Facility Trustee and its successors and assigns, as their interests may appear, forever, to have and to hold, for the benefit of the owners of the Bonds all right, title and interest of the Issuer presently owned or hereafter acquired in and to the following (collectively, the "Trust Estate"):

                  (a) The Loan Agreement (as the same may from time to time be supplemented or amended), including, but not limited to, all payments of principal and interest due and to become due under the Loan Agreement whether made at their respective due dates or as prepayments permitted or required by the Loan Agreement together with full power and authority, in the name of the Issuer or otherwise, to demand, receive, enforce, collect or receipt for any or all of the foregoing, to endorse or execute any checks or other instruments or orders, to file any claims and to take any action which the Trustee or the Credit Facility Trustee may deem necessary or advisable in connection therewith, and the Issuer hereby irrevocably appoints the Trustee and the Credit Facility Trustee as attorneys-in-fact of the Issuer for such purposes, which appointment is coupled with an interest and is irrevocable; provided, however, that the Issuer shall continue to have all the rights, together with the Trustee, contained in the following sections of the Loan Agreement:

                  (1) Section 6.5 (pertaining to the Issuer's non-exclusive right to receive payment for certain advances);

                  (2) Section 7.1 (pertaining to the Issuer's right of access to the Project and certain records);

                  (3) Section 7.3 (pertaining to the Issuer's right to receive certain information);

                  (4) Section 7.8 (pertaining to the Issuer's right to receive payment for certain costs and expenses);

                  (5) Section 7.9 (pertaining to the Issuer's right to certain indemnities);

                  (6) Section 7.10 (pertaining to the Issuer's right to release and indemnification);

                  (7) Section 7.11 (pertaining to the Issuer's right to provide certain information);

                  (8) Sections 7.12 and 8.1 (pertaining to the Issuer's right to consent or withhold consent to assignment of rights of the Company under the Loan Agreement or lease or sale of the Project);

                  (9) Sections 9.3 and 9.5 (pertaining to the Issuer's right to reimbursement of expenses incurred upon a default);

                  (10) Sections 10.1(c), 10.2 and 10.3 (pertaining to the Issuer's right to notice of prepayments and rights upon the occurrence of certain events);

                  (11) Section 12.5 (pertaining to the Issuer's right to receive notices);

                  (12) Section 12.13 (pertaining to the limitations on the liability of the Issuer); and

                  (13) Section 12.14 (pertaining to the Issuer's right to receive payment for certain costs and expenses).

                  (b) All money and securities at any time on deposit in, in transit to or credited to any account or Fund created hereunder, including without limitation the Project Fund and the Bond Fund, but excluding the Rebate Fund; and

                  (c) the Revenues (as hereinafter defined);

and it is so mutually agreed and covenanted by and between the parties hereto for the equal and proportionate benefit and security of the Bondholders without preference, priority or distinction as to lien or otherwise, except as hereinafter provided, of any one Bond over any other Bond, by reason of priority in the issue, sale or negotiation thereof or otherwise, for the benefit of the Bondholders and as security for the fulfillment of the obligations of the Issuer hereunder;

                  TO HAVE AND TO HOLD the same forever, subject, however, to the exceptions, reservations and matters therein and herein recited but IN TRUST, nevertheless, for the benefit and security of the owners from time to time of the Bonds delivered hereunder and issued by the Issuer and outstanding or, to the extent set forth herein, for the benefit of the Credit Facility Issuer, so long as a Credit Facility is in place in respect of the Bonds;

                  PROVIDED, HOWEVER, that if, after the right, title and interest of the Trustee and the Credit Facility Trustee in and to the Trust Estate pledged and assigned to them under this Indenture shall have ceased, terminated and become void in accordance with Article 14 hereof, the principal of and interest on the Bonds and any other obligations arising hereunder shall have been paid to the Bondholders or shall have been paid by the Company pursuant to Article 14 hereof, then, this Indenture and all covenants, agreements and other obligations of the Issuer hereunder shall cease, terminate and be void, and thereupon the Trustee and the Credit Facility Trustee shall cancel and discharge this Indenture and execute and deliver to the Issuer and the Company such instruments in writing as shall be required to evidence the discharge hereof, otherwise, this Indenture shall be and remain in full force and effect.

                  THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that the Bonds issued and secured hereunder are to be issued and delivered and the Trust Estate and other revenues and funds herein pledged and assigned are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee, the Credit Facility Trustee and with the owners of said Bonds, as follows, that is to say:

                                    ARTICLE 1
                      DEFINITIONS AND RULES OF CONSTRUCTION

                  Section 1.1 Definitions. All words and terms defined in
Article 1 of the Loan Agreement shall have the same meanings in this Indenture, unless otherwise specifically defined herein. In addition, the following words and terms as used in this Indenture shall have the following meanings unless some other meaning is plainly intended:

                  "Act" shall mean Part II, Chapter 159, Florida Statutes, and other applicable provisions of law.

                  "Alternate Credit Facility" shall mean an irrevocable direct pay letter of credit, insurance policy or similar credit enhancement or support facility for the benefit of the Credit Facility Trustee, the terms of which Alternate Credit Facility shall, in all respects material to the Bondholders, be the same (except for the term of such Alternate Credit Facility) as the Credit Facility that is replaced by such Alternate Credit Facility as set forth in
Section 6.3 hereof.

                  "Authenticating Agent" shall mean the Trustee and any agent, designated and appointed pursuant to Section 2.7 hereof.

                  "Authorized Denominations" shall mean (i) during such time as the Bonds bear interest at a Variable Rate, $100,000 or any integral multiple of $5,000 in excess thereof, and (ii) during such time as the Bonds bear interest at the Fixed Rate, $5,000 or any integral multiple thereof.

                  "Available Moneys" shall mean:

                  (a) with respect to any payment date occurring during any period that the Bonds are entitled to the benefit of a Credit Facility,

                           (1) any moneys which have been paid to the Trustee by
                  the Company (including moneys transferred from the Project Fund pursuant to Section 4.2 hereof and which have been on deposit with the Trustee for at least three hundred sixty-seven (367) days during and prior to which no Event of Bankruptcy shall have occurred) and the proceeds from the investment of such moneys after such moneys have become Available Moneys, and

                           (2) moneys on deposit with the Trustee representing
                  proceeds from the resale by the Remarketing Agent of Bonds to persons other than the Issuer, the Company or any guarantor of the Company's obligations under the Loan Agreement as described in Article 3 hereof, which, in each case, were at all times since their deposit with the Trustee held in a separate and segregated account or accounts or sub-account or sub-accounts in which no moneys which were not Available Moneys were at any time held, and the proceeds from the investment thereof, and

                           (3) moneys drawn under a Credit Facility which in
                  each case were at all times since their deposit with the Trustee held in a separate and segregated account or accounts or sub-account or sub-accounts in which no moneys (other than those drawn under a Credit Facility) were at any time held; and

                  (b) with respect to any payment date not occurring during a period that the Bonds are entitled to the benefit of a Credit Facility, any moneys furnished to the Trustee and the proceeds from the investment thereof. The Trustee may presume that no Event of Bankruptcy has occurred unless notified in writing to the contrary by the Company, the Credit Facility Issuer or the owners of not less than twenty-five percent (25%) in aggregate principal amount of Bonds Outstanding.

                  "Bank" shall mean (1) First Union National Bank of Florida, a national banking association, as the issuer of the Letter of Credit, and its successors and assigns; and (2) any Substitute Bank.

                  "Bank Account" shall mean the account of that name established in the Bond Purchase Fund pursuant to Section 3.2 hereof.

                  "Bond" or "Bonds" shall mean the Palm Beach County, Florida, Variable Rate Demand Industrial Development Revenue Bonds (Palm Beach Bedding Company Project), Series 1996, issued by the Issuer under this Indenture.

                  "Bond Counsel" shall mean the firm of bond attorneys whose opinion is set forth in the Bonds, or their successors appointed by the Issuer. If the Trustee determines, at its sole discretion, that the Issuer has failed to appoint a successor, "Bond Counsel" shall mean a firm of attorneys of nationally recognized standing in matters pertaining to the tax-exempt nature of interest on bonds issued by states and their political subdivisions, duly admitted to the practice of law before the highest court of any state of the United States of America.

                  "Bond Fund" shall mean the trust fund so designated which is established pursuant to Section 5.2 hereof.

                  "Bond Purchase Fund" shall mean the trust fund so designated which is established pursuant to Section 3.2 hereof.

                  "Bond Register" shall have the meaning provided in Section 2.4 hereof.

                  "Bond Registrar" shall mean the Bond Registrar as designated in Section 2.4 hereof.

                  "Bondholder" or "Bondholders" or "owner" or "owners" shall mean the initial owner or owners and any future owner or owners of the Bond or Bonds as registered on the books and records of the Bond Registrar pursuant to
Section 2.4 hereof.

                  "Book Entry Agreement" shall have the meaning provided in
Section 2.14 hereof.

                  "Business Day" means a day on which (a) banks located in each of the cities in which the principal office of the Trustee, the Credit Facility Trustee, the Credit Facility Issuer and the Remarketing Agent is located are not required or authorized by law or executive order to close for business, and (b) The New York Stock Exchange is not closed.

                  "Calculation Period" shall mean the period from and including the day following the Determination Date of each week (even if not a Business
Day) to and including the following Determination Date; provided, that if the Determination Date at the end of a Calculation Period is a Regular Record Date, such Calculation Period will extend until the Business Day following such Determination Date.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference herein to any specific provision of the Code shall be deemed to include a reference to any successor provision to such provision and to any Regulations issued or proposed under or with respect to such provision.

                  "Company" shall mean Palm Beach Bedding Company, a Florida corporation, and its successor or assigns and any surviving, resulting or transferee corporation or other entity.

                  "Conversion Date" shall mean that Business Day elected by the Company in accordance with Section 2.2(e) hereof as the effective date of conversion of the interest rate on the Bonds from the Variable Rate to the Fixed Rate, which date shall be an Interest Payment Date.

                  "Cost of Issuance Account" shall mean the account of that name established pursuant to Section 4.1 hereof.

                  "Counsel" shall mean an attorney or firm of attorneys acceptable to the Trustee (who may, but need not be, counsel to the Issuer or the Company).

                  "Credit Facility" shall mean the Letter of Credit or any Alternate Credit Facility delivered to the Trustee pursuant to Article 6 hereof.

                  "Credit Facility Account" shall mean the account of that name established in the Bond Fund pursuant to Section 5.2 hereof.

                  "Credit Facility Issuer" shall mean the Bank with respect to the Letter of Credit and the institution issuing any Alternate Credit Facility.

                  "Credit Facility Trustee" shall mean Branch Banking and Trust Company, a North Carolina banking corporation, and any successor Credit Facility Trustee appointed hereunder. In addition, if the interest rate on the Bonds is converted to a Fixed Rate, there will no longer be a Credit Facility in effect, and thereafter all references to Credit Facility Trustee shall mean the Trustee.

                  "Defaulted Interest" has the meaning provided in Section 2.8 hereof.

                  "Determination Date" shall mean Wednesday of each week or if Wednesday is not a Business Day then the next succeeding Business Day.

                  "DTC" means The Depository Trust Company, or any successor thereto.

                  "Event of Bankruptcy" shall mean a petition by or against the Company or the Issuer under any bankruptcy act or under any similar act which may be enacted which shall have been filed (other than bankruptcy proceedings instituted by the Company or the Issuer against third parties) unless such petition shall have been dismissed and such dismissal shall be final and not subject to appeal.

                  "Event of Default" shall mean any of the events specified in
Section 9.1 hereof to be an Event of Default.

                  "Fixed Rate" shall mean the fixed annual rate of interest on the Bonds determined by the Placement Agent pursuant to Section 2.2(e) hereof. If, for any reason, the Fixed Rate is held to be invalid or unenforceable by a court of competent jurisdiction, the Fixed Rate shall be equal to eight percent (8%) per annum.

                  "Fixed Rate Period" shall mean the period during which the Fixed Rate is in effect, which shall be the period beginning on the Conversion Date and ending on the Maturity Date.

                  "Governmental Obligations" shall mean:

                  (a) direct obligations of the United States of America for the full and timely payment of which the full faith and credit of the United States of America is pledged,

                  (b) obligations issued by a Person controlled or supervised by and acting as an instrumentality of the United States of America, the full and timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, and

                  (c) securities or receipts evidencing ownership interests in obligations or specified portions (such as principal or interest) of obligations described in clause (a) or (b) above the full and timely payment of which securities, receipts or obligations is unconditionally guaranteed by the United States of America, which obligations, securities or receipts are not subject to redemption prior to maturity at less than par at the option of anyone other than the holder thereof.

                  "Indenture" shall mean this Trust Indenture as amended or supplemented at the time in question.

                  "Initial Interest Rate" shall mean the initial rate of interest of three and six tenths percent (3.6%) per annum on the Bonds.

                  "Initial Rate Period" shall mean from and including the Original Delivery Date to and including April 3, 1996.

                  "Interest Payment Date" shall mean the first Business Day of each January, April, July and October commencing on July 1, 1996 and ending on the Conversion Date and the Maturity Date.

                  "Investment Obligations" shall mean:

                  (a) any Government Obligations;

                  (b) any bonds or other obligations of the United States of America which as to principal and interest constitute direct obligations of the United States of America, or any obligations of subsidiary corporations of the United States of America fully guaranteed as to payment by the United States of America;

                  (c) obligations of the Federal Land Bank;

                  (d) obligations of the Federal Home Loan Bank;

                  (e) obligations of the Federal Intermediate Credit Bank;

                  (f) bonds or obligations issued by any public housing agency or municipal corporation in the United States, which such bonds or obligations are fully secured as to the payment of both principal and interest by a pledge of annual contributions under an annual contributions contract or contracts with the United States government, or project notes issued by any public housing agency, urban renewal agency, or municipal corporation in the United States which are fully secured as to payment of both principal and interest by a requisition, loan, or payment agreement with the United States government;

                  (g) certificates of deposit of national or state banks located within the State which have deposits insured by the Federal Deposit Insurance Corporation and certificates of deposit of Federal savings and loan associations and state building and loan associations located within the State which have deposits insured by the Federal Deposit Insurance Corporation (including the certificates of deposit of any bank, savings and loan association or building and loan association acting as depository, custodian or trustee for any proceeds of the Bonds); provided however, that the portion of such certificates of deposit in excess of the amount insured by the Federal Deposit Insurance Corporation, if any, shall be secured by deposit with the Federal Reserve Bank of Miami, Florida, or with any national or state bank located within the State, of any of the obligations included in (a), (b), (c), (d), (e) or (f) above;

                  (h) interest-bearing savings accounts (including those of the Trustee), interest bearing certificates of deposit or interest-bearing time deposits or any other investments constituting direct obligations of any bank which has deposits insured by the Federal Deposit Insurance Corporation; provided that such accounts, certificates of deposits, time deposits, or investments are either (1) insured by the Federal Deposit Insurance Corporation, or (2) secured by the deposit with any national or state bank located within the State of any Government Obligations;

                  (i) short term obligations of corporations organized under the laws of any state with assets exceeding $500,000,000 if (1) such obligations are rated within the two (2) highest categories established by Moody's and S&P and which mature no later than one hundred eighty (180) days from the date of purchase and (2) the purchases do not exceed ten percent (10%) of such corporation's outstanding obligations;

                  (j) money market mutual funds registered under the Investment Company Act of 1940, as amended, provided that the portfolio of any such money market fund is limited to Government Obligations and to agreements to purchase Government Obligations; and

                  (k) repurchase agreements with respect to obligations included in subsections (a) through (f) above and any other investments to the extent at the time permitted by then applicable law for the investment of public funds.

                  "Issuer" shall mean Palm Beach County, Florida, a political subdivision of the State organized and existing pursuant to the laws of the State.

                  "Letter of Credit" shall mean the irrevocable direct pay letter of credit, dated the date of delivery of the Bonds in the amount of $7,956,000 issued by the Bank in favor of the Credit Facility Trustee, as beneficiary, with an initial term of three (3) years, subject to any extensions thereof.

                  "Loan Agreement" shall mean the Loan Agreement of even date herewith between the Issuer and the Company and any amendments or supplements thereof permitted by this Indenture.

                  "Majority of the Bondholders" shall mean the owners of a majority of the aggregate principal amount of the Outstanding Bonds.

                  "Maturity Date" shall mean the first Business Day of April, 2016, unless the maturity of the Bonds shall be accelerated by the Credit Facility Trustee pursuant to Section 9.2 hereof, in which case the "Maturity Date" of the Bonds shall be the date set forth in the notice of acceleration from the Credit Facility Trustee to the Issuer pursuant to Section 9.2 of hereof.

                  "Maximum Rate" shall mean (i) during such time as the Bonds bear interest at a Variable Rate, the lesser of the maximum rate permitted by applicable law or 12% per annum, and (ii) during such time as the Bonds bear interest at the Fixed Rate, the maximum rate permitted by applicable law.

                  "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Trustee, with the consent of the Company and the Credit Facility Issuer.

                  "Mortgage" shall mean the Mortgage and Security Agreement, dated as of April 1, 1996, by and between the Company and the Bank and any amendments or supplements thereof permitted by this Indenture.

                  "Optional Retention Notice" shall mean a notice of the owner of a Bond to the Trustee in the form attached to the Bond as Attachment C-1.

                  "Optional Tender Notice" shall mean a notice from the owner of a Bond to the Tender Agent in the form attached to the Bond as Attachment C-2.

                  "Original Delivery Date" shall mean April 2, 1996.

                  "Outstanding" in connection with Bonds shall mean, as of the time in question, all Bonds authenticated and delivered under the Indenture, except:

                  (a) Bonds theretofore canceled or required to be canceled under Section 2.12 hereof,

                  (b) Bonds which are deemed to have been paid in accordance with Article 14 hereof, and

                  (c) Bonds in substitution for which other Bonds have been authenticated and delivered pursuant to Article 2 hereof,

In determining whether the owners of a requisite aggregate principal amount of Bonds Outstanding have concurred in any request, demand, authorization, direction, notice, consent or waiver under the provisions hereof, Bonds which are held by or on behalf of the Company (unless all of the outstanding Bonds are then owned by the Company) or an Affiliate of the Company (as defined below) shall be disregarded for the purpose of any such determination. For the purpose of this paragraph, an "Affiliate" of any specified entity shall mean any other entity directly or indirectly controlling or controlled by or under direct or indirect common control with such specified entity and "control", when used with respect to any specific entity, shall mean the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms to controlling" and "controlled" have meanings correlative to the foregoing.

                  "Paying Agent" shall mean the Trustee and its successors as provided in Section 15.3 hereof.

                  "Payment Date" shall have the meaning set forth in Section 5.2(d) hereof.

                  "Placement Agent" shall mean the securities dealer, bank or trust company which is designated by the Company with the consent of the Credit Facility Issuer and which will agree to establish the Preliminary Fixed Rate and to use its best efforts to arrange for the sale of Tendered Bonds on the Conversion Date, all as more particularly described in Section 2.2(e) hereof.

                  "Pledge Agreement" shall mean the Pledge Agreement of even date herewith by the Company to the Bank, and any amendments or supplements thereof.

                  "Pledged Revenues" means and shall include the payments required to be made by the Company under the Loan Agreement except payments to be made to the Trustee for services rendered as Trustee under the Indenture and as Bond Registrar and Paying Agent for the Bonds and except for expenses, indemnification and other payments required to be made pursuant to Sections 7.8 and 7.9 of the Loan Agreement.

                  "Preliminary Fixed Rate" shall mean the rate of interest determined by the Placement Agent prior to the Conversion Date to be that rate which, in the sole judgment of the Placement Agent based on prevailing market conditions, is the minimum rate necessary for the Placement Agent to arrange for the sale at par of all of the Bonds for which the Placement Agent would be so required to arrange for the sale on the Conversion Date pursuant to Section 2.2(e) hereof.

                  "Principal Office" of the Trustee or Bond Registrar shall mean the office at which, at the time in question, its corporate trust business with respect to the Bonds is principally conducted.

                  "Project" shall mean the construction of a 225,000 square foot manufacturing facility and appurtenances located in the unincorporated area of the Issuer, as more particularly described in Exhibit A to the Loan Agreement, and any other interests in real property, leasehold interest, easements, licenses, and rights in real property hereafter acquired by the Company with proceeds of the Bonds for use in connection with the Project.

                  "Project Fund" shall mean the trust fund so designated which is established pursuant to Section 4.2 hereof

                  "Rebate Fund" shall mean the trust fund so designated which is established pursuant to Section 5.4 hereof.

                  "Regular Record Date" shall mean:

                  (a) in respect of any Interest Payment Date during the Variable Rate Period, the close of business on the Business Day immediately preceding each such Interest Payment Date, and

                  (b) in respect of any Interest Payment Date during the Fixed Rate Period, the fifteenth (15th) day (whether or not a Business Day) of the calendar month immediately preceding each such Interest Payment Date.

                  "Reimbursement Agreement" shall mean the Letter of Credit and Reimbursement Agreement of even date herewith by and between the Company and the Bank, as the same may be amended from time to time and filed with the Trustee, and any agreement of the Company with a Credit Facility Issuer setting forth the obligations of the Company to such Credit Facility Issuer arising out of any payments under a Credit Facility and which provides that it shall be deemed to be a Reimbursement Agreement for the purpose of this Indenture.

                  "Remarketing Account" shall mean the account of that name established in the Bond Purchase Fund pursuant to Section 3.2 hereof.

                  "Remarketing Agent" shall mean First Union National Bank of North Carolina and its successors as provided in Section 12.1 hereof.

                  "Remarketing Agreement" shall mean the Remarketing Agreement of even date herewith between the Company and the Remarketing Agent and any amendments and supplements thereof.

                  "Repayments Account" shall mean the account of that name established in the Bond Fund pursuant to Section 5.2 hereof.

                  "Requisite Bondholders" shall mean the owners of more than two-thirds (2/3) in aggregate principal amount of the Outstanding Bonds.

                  "Responsible Officer" when used with respect to the Trustee shall mean the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer, any assistant trust officer, the controller, any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers of banking institutions with trust powers and also shall mean, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Revenues" shall mean:

                  (a) all amounts payable to the Trustee with respect to the principal or redemption price of, or interest on the Bonds (1) by the Company under the Loan Agreement, (2) by the Credit Facility Issuer under a Credit Facility, and (3) by transfer from the Project Fund pursuant to Section 4.2 hereof, and

                  (b) investment income with respect to any moneys held by the Trustee in the Bond Fund.

                  " Security interest" or "security interests" refers to the security interests created herein and in the Mortgage and shall have the meaning set forth in the U.C.C.

                  "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., a New York corporation, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Trustee, with the consent of the Company and the Credit Facility Issuer.

                  "Special Record Date" shall mean for purpose of payment of Defaulted Interest on the Bonds, the date fixed by the Trustee pursuant to
Section 2.8 hereof.

                  "State" shall mean the State of Florida.

                  "Substitute Bank" shall mean a commercial bank or savings and loan association which has issued an Alternate Credit Facility.

                  "Tender Agent" shall mean First Union National Bank of Florida and its successors as provided in Section 12.2 hereof.

                  "Tender Agency Agreement" shall mean the Tender Agency Agreement of even date herewith among the Company, the Trustee and the Tender Agent and any amendments and supplements thereof.

                  "Tendered Bonds" shall mean those Bonds tendered or deemed tendered by the owners for purchase pursuant to an Optional Tender Notice or on the Conversion Date.

                  "Trustee" shall mean First Union National Bank of Florida, a national banking association, and its successor in the trust hereunder. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing hereunder, the Credit Facility Trustee shall perform all of the duties of the Trustee under this Indenture and all references to the Trustee shall mean the Credit Facility Trustee.

                  "U.C.C." means the Uniform Commercial Code of the State of Florida.

                  "Undelivered Bond" shall mean:

                  (a) any Bond for which an Optional Tender Notice has been given pursuant to Section 2.3 hereof and which has not been delivered to the Tender Agent on the date specified for purchase, and

                  (b) any Bond which has not been delivered to the Trustee for redemption or purchase on any mandatory redemption or purchase date or the Conversion Date if, with respect to Bonds to be delivered on the Conversion Date, the owner thereof has not provided the Trustee with the Optional Retention Notice; provided that in either case the Trustee has on hand and available on such date funds sufficient to purchase or redeem said Bond.

                  "Variable Rate" shall mean a variable interest rate established after the Initial Rate Period as the rate of interest determined by the Remarketing Agent on and as of each Determination Date as the minimum rate of interest necessary, in the judgment of the Remarketing Agent, taking into account market conditions prevailing on the Determination Date, to enable the Remarketing Agent to arrange for the sale of all of the Bonds on the Determination Date in the secondary market at a price equal to the principal amount thereof (plus interest accrued to the date of settlement). If the Remarketing Agent fails to certify such rate, the Variable Rate for the next succeeding Calculation Period or Periods until thereafter certified by the Remarketing Agent shall remain the same as that most recently established and certified by the Remarketing Agent until thereafter certified by the Remarketing Agent or adjusted as set forth in the next succeeding sentence. In the event the Remarketing Agent fails to certify such rate for four (4) consecutive Calculation Periods, such rate for each Calculation Period thereafter (if none is certified by the Remarketing Agent) shall be ninety percent (90%) of the yield for United States Treasury bills maturing approximately thirty (30) days after the Determination Date for such Calculation Period as published by The Wall Street Journal on such Determination Date (or the next preceding Business Day on which The Wall Street Journal is published if The Wall Street Journal is not published on the Determination Date) (or, if The Wall Street Journal is no longer published, then any reasonably equivalent financial publication selected by the Remarketing Agent) (or the next Business Day on which The Wall Street Journal or such other publication is published if not published on the Determination Date). If, for any reason, the Variable Rate is not determined as described above or is held to be invalid or unenforceable by a court of competent jurisdiction for any period, the interest rate for each such period shall be equal to eight percent (8%) per annum.

                  "Variable Rate Period" shall mean that period during which a Variable Rate is in effect on the Bonds.

                  "Variable Rate Purchase Date" shall mean while the Bonds bear interest at the Variable Rate, any Business Day (prior to and upon the effective date of the Fixed Interest Rate) on which the Bonds may be tendered for purchase at the option of the owner thereof in accordance with Section 2.3 hereof.

                  Section 1.2 Rules of Construction.

                  (a) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context shall otherwise indicate, the words "Bond," "owner," "Bondholder," "Bondholder of Record" and "person" shall include the plural as well as the singular number; the word "person" shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, and the word "Bondholder" when used herein with respect to the Bonds shall mean the registered owner of any of the Bonds.

                  (b) Words importing the redemption or calling for redemption of the Bonds shall not be deemed to refer to or connote payment of Bonds at their stated maturity.

                  (c) The Table of Contents, captions and headings in this Indenture are for convenience only and in no way limit the scope or intent of any provision or section of this Indenture.

                  (d) All references herein to particular articles or sections are references to articles or sections of this Indenture unless some other reference is indicated.

                  (e) All references herein to the Code or any particular provision or section thereof shall be deemed to refer to any successor, or successor provision or section, thereof, as the case maybe.

                  (f) All references herein to time shall be Charlotte, North Carolina time.

                                    ARTICLE 2
                                    THE BONDS

                  Section 2.1 Amount, Terms, and Issuance of the Bonds.

                  (a) The Bonds shall be limited to $7,650,000 in aggregate principal amount and shall contain substantially the terms recited in the form of Bond in Exhibit C and as set forth in this Indenture. No Bonds may be issued under this Indenture except in accordance with this Article 2. No additional bonds shall be issued under this Indenture.

                  (b) The Issuer may cause a copy of the text of the opinion of Bond Counsel delivered in connection with the issuance of the Bonds to be printed on any of the Bonds. The Bonds may bear such endorsement or legend satisfactory to the Trustee as may be required to conform to usage or law with respect thereto, including the imposition of CUSIP or other identifying numbers.

                  (c) Upon satisfaction of the conditions set forth in Section
2.13 hereof, the Issuer shall issue the Bonds, and the Trustee shall, at the Issuer's request, authenticate the Bonds and deliver them as specified in the request.

                  Section 2.2 Designation. Denominations, Maturity Date and Interest Rates of the Bonds.

                  (a) Designation, Denominations, Maturity Date. The Bonds shall be designated "$7,650,000 Palm Beach County, Florida, Variable Rate Demand Industrial Development Revenue Bonds (Palm Beach Bedding Company Project), Series 1996." The Bonds shall be issuable as fully registered Bonds in Authorized Denominations. All Bonds shall bear the date of their authentication, shall bear interest from the most recent date to which interest has been paid or duly provided for, or, if authenticated on an Interest Payment Date, from that date, or, if no interest has been paid or duly provided for, from the date of authentication, and shall mature, subject to prior redemption as provided in
Article 7 hereof, on the first Business Day of April, 2016. The Bonds shall be numbered from "1" consecutively upwards prefixed by the letter "R."

                  (b) Interest Rates. The Bonds shall bear interest at the applicable rate provided below; provided, however, that the Bonds shall never bear interest at a rate in excess of the Maximum Rate. On each Interest Payment Date, interest accrued through the day immediately preceding such Interest Payment Date shall be payable by the Company. While the Bonds bear interest at a Variable Rate interest on the Bonds shall be computed on the basis of a year of three hundred sixty-five (365) or three hundred sixty-six (366) days, as applicable, for the number of days actually elapsed. From and including the Conversion Date, and thereafter, interest on the Bonds shall be computed on the basis of a three hundred sixty (360) day year for the number of days actually elapsed.

                  (c) Initial Interest Rate. For the Initial Rate Period, the Bonds shall bear interest at the Initial Interest Rate.

                  (d) Variable Rate. Following the Initial Rate Period and until the Conversion Date, the Bonds shall bear interest at the Variable Rate. During the Variable Rate Period, the Remarketing Agent shall determine the interest rate for the Bonds on each Determination Date. The Remarketing Agent shall give telephonic notice on the Determination Date to the Trustee and the Company of the interest rate to be in effect for the following Calculation Period. The determination of the Variable Rate by the Remarketing Agent shall be conclusive and binding upon the Bondholders, the Issuer, the Company, the Trustee, the Tender Agent and the Remarketing Agent. Any owner may request the Variable Rate in effect from time to time with respect to the Bonds from the Trustee or the Remarketing Agent.

                  (e) Fixed Rate: Conversion to Fixed Rate.

                           (1) The Company has a one-time option to convert the
                  interest rate payable on the Bonds from the Variable Rate to the Fixed Rate effective on an Interest Payment Date following compliance by the Company with the provisions of this Section 2.2(e). The Fixed Rate shall be established after delivery by the Company to the Issuer, the Credit Facility Trustee, the Trustee, the Credit Facility Issuer, the Tender Agent and the Remarketing Agent of:

                                    (i) a notice to the effect that the interest
                           rate on the Bonds shall become fixed on the Conversion Date specified in such notice, which notice shall designate the Placement Agent and shall state that a Credit Facility will not be in effect after the Conversion Date, and

                                    (ii) an opinion of Bond Counsel addressed to
                           the Credit Facility Trustee, the Trustee and the Issuer that the establishment of a Fixed Rate is authorized and permitted under this Indenture and will not, in and of itself, cause interest on the Bonds to be includable in the gross income of the owners thereof for federal income tax purposes. Such notice and opinion must be delivered not less than thirty (30) nor more than sixty (60) days prior to the Conversion Date.

                           (2) At least twenty-five (25) days prior to the
                  proposed Conversion Date, the Placement Agent shall determine the Preliminary Fixed Rate as of such date and shall notify the Credit Facility Trustee, the Trustee and the Company of the Preliminary Fixed Rate by telephone, telecopier, telex, telegram or other telecommunication device and upon request, shall confirm such notice in writing.

                           (3) Upon receipt of notice of the Preliminary Fixed
                  Rate, the Trustee shall, as soon as practicable (but in no event more than two (2) Business Days thereafter), mail, in the name of the Issuer, a notice to the owners of the Bonds which shall be in the form of the Notice of Conversion attached hereto as Exhibit A and which shall:

                                    (i) state that the interest rate on the
                           Bonds is being converted to the Fixed Rate effective on the Conversion Date and specify the Conversion Date,

                                    (ii) state that after the tenth (10th) day
                           preceding the Conversion Date, the owners shall not be entitled to deliver Bonds for purchase pursuant to
                           Section 2.3 hereof,

                                    (iii) state the Preliminary Fixed Rate,

                                    (iv) state that depending on market
                           conditions, the Fixed Rate may be higher but in no event lower than the Preliminary Fixed Rate,

                                    (v) state that payment of the Bonds will not
                           be supported by a Credit Facility after the Conversion Date,

                                    (vi) state that the rating on the Bonds (if
                           any) may be reduced or withdrawn on the Conversion Date,

                                    (vii) state that all owners who desire to
                           retain such Bonds must deliver an Optional Retention Notice to the Trustee by the tenth (10th) day preceding the Conversion Date (or the next succeeding Business Day if such date is not a Business Day) or be deemed to have tendered their Bonds for purchase and must deliver the Bonds to the Trustee on or before the Conversion Date to be stamped with the legend contained in Section 2.2(e)(8) hereof,

                                    (viii) state that the delivery by the
                           Company to the Trustee of a letter from Bond Counsel dated as of the Conversion Date confirming the opinion received pursuant to the notice is a condition precedent to a conversion to a Fixed Rate, and

                                    (ix) state that in order to receive payment
                           of the purchase price of any Bond which is deemed to have been tendered, the owner of such Bond must deliver such Bond to a specified office of the Tender Agent before 10:00 a.m. (Charlotte, North Carolina time) on the Conversion Date.

                           (4) The delivery by the Company to the Trustee of a
                  letter from Bond Counsel confirming the opinion required prior to the notification described above on such Conversion Date is a condition precedent to any such conversion. In the event that the Company fails to deliver to the Trustee the letter of Bond Counsel referred to in the preceding sentence, such conversion shall not take effect, and the Bonds shall continue to bear interest at the Variable Rate.

                           (5) Any owner of Bonds to be converted to a Fixed
                  Rate not providing the Trustee with the Optional Retention Notice shall be deemed to have tendered its Bonds to the Tender Agent. Said owner shall not be entitled to any payment (including any interest to accrue subsequently to the Conversion Date) other than the purchase price for such Bonds which shall be equal to the unpaid principal amount of such Bonds, and any such Bonds shall no longer be entitled to the benefits of this Indenture, except for the purpose of payment of the purchase price therefor and interest payable on the Conversion Date. Payment of the purchase price of any such Bonds shall be made only upon the presentment and surrender of such Bonds to the Tender Agent. Upon request, the Trustee shall provide the Tender Agent with the address set forth on the Bond Register for such owner. The Trustee shall notify the

                  Bond Registrar of all Bonds with respect to which the Trustee has not received Optional Retention Notices, which Bonds shall be deemed to be tendered for purchase on the Conversion Date. In the case of any Bond deemed tendered, the Issuer shall cause to be executed, and the Trustee shall authenticate and deliver to the new owner as provided in Section 3.1 hereof, a new Bond of like date and tenor in lieu of and in substitution for such Bond deemed to be tendered.

                           (6) On the Conversion Date, the Fixed Rate shall be
                  established as follows:

                                    (i) if any of the Bonds have been tendered
                           or deemed tendered for purchase, then:

                                            a) if the Placement Agent shall have
                                    arranged for the sale of any or all Tendered
                                    Bonds at a price equal to the principal
                                    amount thereof, the Fixed Rate shall be
                                    equal to the interest rate or rates at which such Bonds were sold by the Placement Agent, provided that all Tendered Bonds shall be sold at par and at a rate greater than or equal to the Preliminary Fixed Rate; or

                                            b) if the Placement Agent shall have
                                    arranged for the sale of none of the
                                    Tendered Bonds, the Fixed Rate shall be
                                    equal to the Preliminary Fixed Rate; or

                                    (ii) if all owners of the Bonds elect to
                           retain such Bonds, the Fixed Rate shall be equal to the Preliminary Fixed Rate.

                           (7) On the Conversion Date, the Placement Agent shall
                  give written notice to the Trustee of the Fixed Rate and the Trustee shall give notice of the same as soon as practicable (but in no event more than two (2) Business Days thereafter) to the owners of Bonds being converted to bear the Fixed Rate.

                           (8) On or before the Conversion Date, all Bonds shall
                  be presented to the Trustee for stamping thereon of the legend:

                           "The interest rate on this Bond has been fixed at ____% per annum in accordance with the provisions of this Bond and Section 2.2(e) of the Indenture. There is not a Credit Facility in effect."

                  Section 2.3 Optional Tender Provisions of the Bonds.

                  (a) While the Bonds bear interest at the Variable Rate, any Bond or portion thereof in an Authorized Denomination (other than a Bond registered in the name of the Company) shall be purchased on the demand of the owner thereof, on any Business Day at a purchase price equal to one hundred percent (100%) of the principal amount thereof plus interest accrued to the date of purchase, if the owner of such Bond delivers to the Tender Agent at its address filed with the Trustee an Optional Tender Notice at least seven (7) days prior to the Variable Rate Purchase Date specified in such Optional Tender Notice.

                  (b) Any Optional Tender Notice delivered pursuant to the preceding subsection shall automatically constitute: (1) an irrevocable offer to sell such Bond on the Variable Rate Purchase Date at a price equal to one hundred percent (100%) of the principal amount of such Bond plus interest accrued to the Variable Rate Purchase Date; and (2) an irrevocable authorization and instruction to the Bond Registrar to effect transfer of such Bond to the purchaser thereof on the Variable Rate Purchase Date. No purchase of Bonds pursuant to the provisions of this Section 2.3 shall be deemed a redemption thereof.

                  (c) Any owner who delivers an Optional Tender Notice pursuant to this Section 2.3 shall deliver such Bond to the Tender Agent, at its address filed with the Trustee, not less than five (5) days prior to the Variable Rate Purchase Date specified in the aforesaid Optional Tender Notice; provided, however, that any Bond owner which is an investment company registered under the Investment Company Act of 1940 may deliver Bonds owned by it to the Tender Agent at its address filed with the Trustee, at or prior to 10:00 a.m. on the Variable Rate Purchase Date. All Bonds delivered to the Tender Agent pursuant to this
Section 2.3 must be duly endorsed for transfer in blank in form satisfactory to the Trustee.

                  (d) If a Bondholder who gives the Optional Tender Notice shall fail to deliver the Bond or Bonds identified in the Optional Tender Notice to the Tender Agent at or prior to 10:00 a.m. on the Variable Rate Purchase Date, such Undelivered Bond shall be purchased and shall cease to accrue interest on such Variable Rate Purchase Date and the owner thereof shall thereafter be entitled only to payment of the purchase price therefor and not to the benefits of this Indenture, and the Issuer, to the extent permitted by law, shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver a substitute Bond or Bonds in lieu of the Undelivered Bond and the Bond Registrar shall register such Bond in the name of the purchaser or purchasers thereof pursuant to Section 2.5 hereof. The Tender Agent shall notify the Trustee and the Bond Registrar of any Undelivered Bonds. The Trustee shall (1) notify the Remarketing Agent of such Undelivered Bonds and (2) place a stop transfer against such Undelivered Bonds until the Undelivered Bonds are properly delivered to the Tender Agent. Payment of the purchase price of any such Undelivered Bonds shall be made only upon the presentment and surrender of such Bonds to the Tender Agent. Upon notice of such delivery, the Bond Registrar shall make any necessary adjustment to the Bond Register.

                  (e) Notwithstanding anything to the contrary contained herein, the rights of the owners to tender Bonds pursuant to this Section 2.3 shall cease immediately and without further notice from and including the date payment of the Bonds is accelerated following an Event of Default pursuant to Article 9 hereof.

                  Section 2.4 Registered Bonds Required: Bond Registrar and Bond Register.

                  (a) All Bonds shall be issued in fully registered form. The Bonds shall be registered upon original issuance and upon subsequent transfer or exchange as provided in this Indenture.

                  (b) The Issuer shall designate one or more persons to act as "Bond Registrar" for the Bonds, provided that the Bond Registrar appointed for the Bonds shall be either the Trustee or a person which would meet the requirements for qualification as a successor trustee imposed by Section 10.15 hereof. The Issuer hereby appoints First Union National Bank of Florida as its Bond Registrar in respect of the Bonds. Any person other than the Trustee undertaking to act as Bond Registrar shall first execute a written agreement, in form satisfactory to the Trustee, to perform the duties of a Bond Registrar under this Indenture, which agreement shall be Filed with the Trustee and the Tender Agent.

                  (c) The Bond Registrar shall act as registrar and transfer agent for the Bonds. There shall be kept at an office of the Bond Registrar a register (herein sometimes referred to as the "Bond Register") in which, subject to such reasonable regulations as the Issuer, the Trustee or the Bond Registrar may prescribe, there shall be provisions for the registration of the Bonds and for the registration of transfers of the Bonds. The Issuer shall cause the Bond Registrar to designate, by a written notification to the Trustee, a specific office location (which may be changed from time to time, upon similar notification) at which the Bond Register is kept. In the absence of a specific designation by the Bond Registrar, the corporate trust office of the Trustee in Miami, Florida shall be deemed such office in respect of the Bonds for which the Trustee is acting as Bond Registrar.

                  Section 2.5 Transfer and Exchange.

                  (a) Upon surrender for transfer of any Bond at the office of the Bond Registrar, the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees, one or more new fully registered Bonds of authorized denomination for the aggregate principal amount which the new owner is entitled to receive; provided that if moneys for the purchase of such Bond have been provided pursuant to a draw under the Credit Facility, such Bond shall not be transferable to any one other than the Company or its assignee or pledgee. Except for transfers in connection with the purchase of Bonds pursuant to
Section 2.3 hereof and the remarketing thereof pursuant to Article 3, which shall be effected at the corporate trust office of the Tender Agent in Miami, Florida, Bonds shall be surrendered for transfer at the corporate trust office of the Trustee in Miami, Florida. Also, the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver Bonds in lieu of Undelivered Bonds.

                  (b) Bonds may be exchanged for other Bonds of any other authorized denomination, of a like aggregate principal amount, upon surrender of the Bonds to be exchanged at the principal corporate trust office of the Bond Registrar or Trustee; provided, however, that in connection with the purchase of Bonds tendered for purchase and the remarketing thereof pursuant to Article 3 hereof, Bonds may be exchanged at the principal office of the Tender Agent, or any office of any agent designated by the Trustee. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee or its Authenticating Agent shall authenticate and deliver, the Bonds which the Bondholder making the exchange is entitled to receive.

                  (c) All Bonds presented for transfer, exchange, redemption or payment (if so required by the Issuer, the Bond Registrar or the Trustee) shall be accompanied by a written instrument or instruments of transfer or authorization for exchange, in form satisfactory to the Bond Registrar, which may include a signature guarantee, duly executed by the owner or by his attorney duly authorized in writing.

                  (d) No service charge shall be made to a Bondholder for any exchange or transfer of Bonds, but the Issuer or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

                  (e) Except in connection with the purchase of Bonds pursuant to Section 2.3 hereof and the remarketing thereof pursuant to Article 3 hereof, neither the Issuer nor any Bond Registrar on behalf of the Issuer shall be required to issue, transfer or exchange any Bond selected for redemption in whole or in part.

                  (f) New Bonds delivered upon transfer or exchange shall be valid obligations of the Issuer, evidencing the same debt as the Bond surrendered, shall be secured by this Indenture and shall be entitled to all of the security and benefits hereof to the same extent as the Bonds surrendered.

                  Section 2.6 Execution.

                  (a) The Bonds shall be executed by the manual or facsimile signature of the Chairman or Vice Chair-man of the Issuer, the seal of the Issuer shall be affixed, imprinted, lithographed or reproduced thereon and the same shall be attested by the manual or facsimile signature of the Clerk of the Issuer.

                  (b) Bonds executed as above provided may be issued and shall, upon request of the Issuer, be authenticated by the Trustee or the Authenticating Agent, notwithstanding that any officer signing, such Bonds or whose facsimile signature appears thereon shall have ceased to hold office at the time of issuance or authentication or shall not have held office at the date of the Bond.

                  Section 2.7 Authentication; Authenticating Agent.

                  (a) No Bond shall be valid for any purpose until the Trustee's Certificate of Authentication thereon shall have been duly executed as provided in this Indenture, and such authentication shall be conclusive proof that such Bond has been duly authenticated and delivered under this Indenture and that the owner thereof is entitled to the benefit of the trust hereby created subject to the provisions of Section 2.3(d) and Article 14 hereof.

                  (b) If the Bond Registrar is other than the Trustee, the Trustee may appoint the Bond Registrar as an Authenticating Agent with the power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of Bonds in connection with transfers and exchanges under Section 2.5 hereof, and the authentication and delivery of Bonds by an Authenticating Agent pursuant to this Section shall, for all purposes of this Indenture, be deemed to be the authentication and delivery "by the Trustee. " The Trustee shall, however, itself authenticate all Bonds upon their initial issuance. The Authenticating Agent may authenticate Bonds in substitution for Undelivered Bonds. The Authenticating Agent shall be entitled to reasonable compensation from the Company for its services.

                  (c) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible as a Bond Registrar under Section 2.4 hereof, without the execution or filing of any further document on the part of the parties hereto or the Authenticating Agent or such successor corporation.

                  (d) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee, the Issuer, the Remarketing Agent and the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Issuer and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee may promptly appoint a successor Authenticating Agent, shall give written notice of any such appointment to the Issuer and the Company, and shall mail notice of any such appointment to all owners of Bonds as the names and addresses of such owners appear on the Bond Register.

                  Section 2.8 Payment of Principal and Interest; Interest Rights Preserved.

                  (a) The principal and redemption price of any Bond shall be payable, upon surrender of such Bond, at the office of the Trustee or other paying agent appointed pursuant to this Indenture. Interest on each Interest Payment Date shall be payable by check, mailed on the Interest Payment Date to the address of the person entitled thereto on the Regular Record Date or, if applicable, the Special Record Date, as such address shall appear in the Bond Register. While the Bonds bear interest at a Variable Rate, interest shall also be payable by wire transfer to the account of a member bank of the Federal Reserve System of any owner of Bonds in the aggregate principal amount of $1,000,000 or more at the written request (identifying such account by number) of such owner received by the Trustee at least ten (10) days prior to the Regular Record Date or Special Record Date.

                  (b) Interest on any Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Bond is registered at the close of business on the Regular Record Date for such interest.

                  (c) Any interest on any Bond which is payable, and is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the owner of such Bonds on the relevant Regular Record Date solely by virtue of such registered owner having been such record owner on the Regular Record Date, and such Defaulted Interest shall be paid, pursuant to Section 9.11 hereof, to the person in whose name the Bond is registered at the close of business on a Special Record Date to be fixed by the Trustee, such date to be not more than fifteen (15) nor less than ten (10) days prior to the date of proposed payment. The Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Bondholder, at its address as it appears in the Bond Register, not less than ten (10) days prior to such Special Record Date.

                  (d) Subject to the foregoing provisions of this Section 2.8, each Bond delivered under this Indenture, upon transfer of or exchange for or in lieu of any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, as such other Bond.

                  All payments of principal and redemption price of and interest on the Bonds, whether upon redemption, acceleration, maturity or otherwise, shall be made first, pursuant to draws under the Credit Facility in accordance with its terms on the dates when due; second, from Available Moneys on deposit with the Trustee and not held in trust for the benefit of the owners of the Bonds pursuant to the provisions of Article 14 hereof, and then from other collected funds available to the Trustee hereunder for such payments.

                  Section 2.9 Persons Deemed Owners. The Issuer, the Trustee, the Credit Facility Trustee, the Bond Registrar and the Authenticating Agent may deem and treat the person in whose name any Bond is registered as the absolute owner thereof (whether or not such Bond shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Issuer, the Trustee, the Credit Facility Trustee, the Bond Registrar or the Authenticating Agent) for the purpose of receiving payment of or on account of the principal of (and premium, if any, on), and (subject to Section 2.8 hereof) interest on such Bond, and for all other purposes, and neither the Issuer, the Trustee, the Credit Facility Trustee, the Bond Registrar, nor the Authenticating Agent shall be affected by any notice to the contrary. All such payments so made to any such registered owner, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Bond.

                  Section 2.10 Mutilated, Destroyed, Lost, Stolen or Undelivered Bonds.

                  (a) If any Bond shall become mutilated, the Issuer shall execute, and the Trustee or its Authenticating Agent shall thereupon authenticate and deliver, a new Bond of like tenor and denomination in exchange and substitution for the Bond so mutilated, but only upon surrender to the Trustee of such mutilated Bond for cancellation, and the Issuer and the Trustee may require reasonable indemnity therefor. If any Bond shall be reported lost, stolen or destroyed, evidence as to the loss, theft or destruction thereof shall be submitted to the Issuer and the Trustee, and if such evidence shall be satisfactory to both and indemnity satisfactory to both shall be given, the Issuer shall execute, and thereupon the Trustee or its Authenticating Agent shall authenticate and deliver, a new Bond of like tenor and denomination. The cost of providing any substitute Bond under the provisions of this Section shall be borne by the Bondholder for whose benefit such substitute Bond is provided. If any such mutilated, lost, stolen or destroyed Bond shall have matured or be about to mature, the Issuer may, with the consent of the Trustee, pay to the owner the principal amount of such Bond upon the maturity thereof and the compliance with the aforesaid conditions by such owner, without the issuance of a substitute Bond therefor.

                  (b) The Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver a substitute Bond in lieu of each Undelivered Bond.

                  (c) Every substituted Bond issued pursuant to this Section
2.10 shall constitute an additional contractual obligation of the Issuer, whether or not the Bond alleged to have been destroyed, lost or stolen shall be at any time enforceable by anyone, and shall be entitled to all of the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

                  (d) All Bonds shall be held and owned upon the express condition that the foregoing provisions are, to the extent permitted by law, exclusive with respect to the replacement or payment of mutilated, destroyed, lost, stolen or Undelivered Bonds and shall preclude any and all other rights or remedies.

                  Section 2.11 Temporary Bonds. Pending preparation of definitive Bonds, or by agreement with the purchasers of all Bonds, the Issuer may issue, and, upon its request, the Trustee shall authenticate, in lieu of definitive Bonds one or more temporary printed or typewritten Bonds of substantially the tenor recited above in any denomination authorized under
Section 2.2 hereof. Upon request of the Issuer, the Trustee shall authenticate definitive Bonds in exchange for and upon surrender of an equal principal amount of temporary Bonds. Until so exchanged, temporary Bonds shall have the same rights, remedies and security hereunder as definitive Bonds.

                  Section 2.12 Cancellation of Surrendered Bonds. Bonds surrendered for payment, redemption, transfer or exchange and Bonds surrendered to the Trustee by the Issuer or by the Company for cancellation shall be canceled by the Trustee and a certificate evidencing such cancellation shall be furnished by the Trustee to the Issuer and the Company. Bonds purchased pursuant to Section 2.3 hereof shall not be surrendered Bonds and, unless otherwise specially provided this Indenture, shall be Outstanding Bonds.

                  Section 2.13 Conditions of Issuance.

                  (a) Prior to or simultaneously with the authentication and delivery of the Bonds by the Trustee, the Trustee shall have received notice that the conditions for the issuance of the Letter of Credit as set forth in
Article 7 of the Reimbursement Agreement have been satisfied and there shall be filled with the Trustee such documents, certificates and opinions as the Trustee (or in the case of the Letter of Credit, the Credit Facility Trustee) may require, including, the following:

                           (1) A copy, certified by the Clerk of the Issuer, of
                  the resolution of the Issuer authorizing the issuance of the Bonds, awarding the Bonds and directing the authentication and delivery of the Bonds to or upon the order of the purchaser(s) therein named upon payment of the purchase price therein set forth.

                           (2) Executed counterparts of this Indenture, the Loan
                  Agreement, the Letter of Credit, the Reimbursement Agreement, the Tender Agency Agreement and the Remarketing Agreement.

                           (3) An opinion of Counsel for the Issuer, to the
                  effect that the execution and delivery of the Loan Agreement and this Indenture have been duly authorized by the Issuer, that the Loan Agreement and this Indenture are in substantially the forms so authorized and have been duly executed by the Issuer and that, assuming proper authorization and execution of this Indenture by the Trustee and the Credit Facility Trustee and of the Loan Agreement by the Company, the Loan Agreement and this Indenture are the valid and binding agreements of the Issuer enforceable in accordance with their respective terms, subject to the qualification that enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and by the exercise of judicial discretion in accordance with general equitable principles.

                           (4) An opinion of Counsel to the Company to the
                  effect that the execution and delivery of the Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement and the Tender Agency Agreement have been duly authorized by the Company, that the Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement and the Tender Agency Agreement have been duly executed and delivered by the Company, and that the Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement and the Tender Agency Agreement, assuming due authorization, execution and delivery thereof by the other parties thereto, if any, are valid, binding and enforceable against the Company in accordance with their terms, subject to the qualification that enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and by the exercise of judicial discretion in accordance with general equitable principles.

                           (5) An opinion of Counsel to the Company to the
                  effect that copies of such instruments and financing statements (described in such opinion) as are necessary have been recorded and filed in the manner and places required by State law with the effect that the lien on this Indenture has been perfected and creates, as to the rights of the Issuer under the Loan Agreement assigned under this Indenture, a valid security interest.

                           (6) An opinion of Bond Counsel to the Issuer, to the
                  effect that the issuance of the Bonds has been duly and validly authorized by the Issuer, that all conditions precedent to the delivery of the Bonds have been fulfilled and that the

                  Bonds are valid and binding agreements of the Issuer enforceable in accordance with their terms, subject to the qualification that enforceability thereof may be Limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and by the exercise of judicial discretion in accordance with general equitable principles.

                           (7) Evidence satisfactory to the Trustee of
                  compliance by the Company with the insurance requirements of
                  Section 6.3 of the Loan Agreement.

                           (8) A written request and authorization of the Issuer
                  addressed to the Trustee directing the Trustee to authenticate and deliver the Bonds.

                           (9) Such other documents as the Trustee may
                  reasonably require.

                           (10) A favorable opinion of Bond Counsel as to the
                  tax-exempt status of interest on the Bonds.

                  (b) When the documents mentioned in paragraphs (1) through
(10) of subsection (a) of this Section shall have been filed with the Trustee and/or the Credit Facility Trustee and when the Bonds shall have been executed as required by this Indenture, the Trustee shall authenticate the Bonds and deliver them to or upon the order of the purchaser(s) named in the resolution mentioned in paragraph (1) thereof, but only upon payment to the Trustee for the account of the Issuer of the purchase price of the Bonds. The Trustee and the Credit Facility Trustee shall be entitled to rely conclusively upon such resolution or resolutions, or document approved thereby, as to the name of the purchasers and the amount of such purchase price.

                  (c) Simultaneously with the delivery of the Bonds, the Trustee shall apply the proceeds of the Bonds in accordance with Article 4 of this Indenture.

                  Section 2.14 Book Entry. The Issuer shall enter into an agreement in substantially the form attached hereto as Exhibit B (the "Book Entry Agreement") with DTC, or any successor thereto, or other securities depository, and make such other provision and perform such further acts as are necessary or appropriate to provide for the distribution of the Bonds in book-entry form.

                  Neither the Issuer, the Company, the Trustee, the Credit Facility Trustee, nor the Paying Agent will have any responsibility or obligations to the DTC Participants, DTC Indirect Participants (as each is defined in the Book Entry Agreement contained as Exhibit B hereto) or the beneficial owners with respect to (1) the accuracy of any records maintained by DTC or any DTC Participant or DTC Indirect Participant; (2) the payment by DTC or any DTC Participant or DTC Indirect Participant of any amount due to any beneficial owner in respect of the principal amount or redemption price of or interest on the Bonds; (3) the delivery by DTC or any DTC Participant or DTC Indirect Participant of any notice to any beneficial owner that is required or permitted to be given to bondholders under the terms of the Indenture; (4) the selection of the beneficial owners to receive payment in the event of any partial redemption of the Bonds; or (5) any consent given or other action taken by DTC as registered owner.

                  The Trustee shall issue Bonds directly to beneficial owners of Bonds other than DTC, or its nominee, in the event that:

                  (a) DTC determines not to continue to act as securities depository for the Bonds; or

                  (b) The Trustee has advised DTC at the request of the Company of the Company's determination that DTC is incapable of discharging its duties; or

                  (c) The Issuer determines that it is in the best interest of the Company not to continue the book-entry system (and the Company provides written approval of such determination) or that the interests of the beneficial owners of the Bonds might be adversely affected if the book-entry system is continued.

                  Upon occurrence of the events described in (a) or (b) above, the Company shall attempt to locate another qualified securities depository.

                  In the event the Issuer makes the determination noted in (c) above, or if the Company fails to locate another qualified securities depository to replace DTC upon occurrence of the events described in (a) or (b) above, the Trustee shall mail a notice to DTC for distribution to the beneficial owners of the Bonds stating that DTC will no longer serve as securities depository, whether a new securities depository will or can be appointed, the procedures for obtaining such Bonds and the provisions of this Indenture which govern the Bonds including, but not limited to, provisions regarding authorized denominations, transfer and exchange, principal and interest payment and other related matters.

                  The Trustee reserves the right to initially issue the Bonds directly to the beneficial owners of the Bonds if the Trustee receives an opinion of Bond Counsel that determines that use of the book-entry system would cause the interest on the Bonds to be included in gross income of the bondholders for federal income tax purposes pursuant to Section 103 of the Code.

                                    ARTICLE 3
                   PURCHASE AND REMARKETING OF TENDERED BONDS

                  Section 3.1 Remarketing of Tendered Bonds.

                  (a) Not later than the close of business on the date the Tender Agent receives an Optional Tender Notice, the Tender Agent shall notify the Remarketing Agent, the Trustee and the Company by telephone, telex or telecopier, confirmed in writing if requested, specifying the Variable Rate Purchase Date and the aggregate principal amount of Bonds to be purchased on such Variable Rate Purchase Date.

                  (b) Not later than the close of business on the ninth (9th) day prior to the Conversion Date, the Trustee shall notify the Placement Agent and the Company by telephone, telex or telecopier, confirmed in writing if requested, specifying the aggregate principal amount of Bonds tendered or deemed tendered for mandatory purchase on the Conversion Date.

                  (c) Except as provided in subsection (d) below and Section 3.5 hereof, upon receipt by the Remarketing Agent of notice from the Tender Agent pursuant to Section 3.1(a) hereof and by the Placement Agent of notice from the Trustee pursuant to Section 3.1(b) hereof, the Remarketing Agent or the Placement Agent, as the case may be, shall use its best efforts to arrange for the sale, at par plus accrued interest, if any, of such Bonds tendered or deemed tendered for settlement on the Variable Rate Purchase Date or the Conversion Date, respectively. At or before 3:00 p.m. on the Business Day immediately preceding the Variable Rate Purchase Date or the Conversion Date, the Remarketing Agent or the Placement Agent, respectively, shall give notice by telephone, telecopier or telex, promptly confirmed in writing if requested, to the Trustee and the Tender Agent specifying the principal amount of such Bonds, if any, to be placed by it and to the Trustee the names, addresses and social security numbers or other tax identification numbers of the proposed purchasers thereof.

                  (d) Notwithstanding the provisions of subsection (c) above, any Bond purchased pursuant to the terms of this Indenture from the date notice of redemption or conversion is given shall not be remarketed except to a buyer who agrees at the time of such purchase to tender such Bond for redemption or purchase on the redemption or purchase date.

                  (e) During the Variable Rate Period, the Remarketing Agent shall continue to use its best efforts to arrange for the sale, at the best price available, but not less than the principal amount thereof plus accrued interest, of any Bonds purchased with moneys advanced under the Credit Facility pursuant to Section 3.2(a)(2) hereof; provided that Bonds purchased with moneys advanced under the Credit Facility shall not be released for delivery to the purchasers unless the Credit Facility has been reinstated by the amount drawn thereunder to pay the purchase price for such Bonds and the Credit Facility Trustee has received the executed reinstatement certificate required to be delivered by such Credit Facility Issuer. The Credit Facility Trustee agrees to advise the Trustee and the Tender Agent immediately upon receipt of such reinstatement certificate.

                  Section 3.2 Purchase of Bonds Delivered to the Tender Agent.

                  (a) There is hereby established with the Tender Agent a "Bond Purchase Fund" out of which the purchase price for Bonds tendered for purchase on a Variable Rate Purchase Date, the Conversion Date or on such other date on which Bonds are remarketed shall be paid. There are hereby established in the Bond Purchase Fund two separate and segregated accounts, to be designated the "Remarketing Account" and the "Bank Account." Funds received from purchasers of Tendered Bonds (other than the Company, the Issuer or any guarantor of the Company's obligations under the Loan Agreement) shall be deposited by the Remarketing Agent or the Placement Agent, as the case may be, in the Remarketing Account. At or prior to 9:00 a.m. on each Variable Rate Purchase Date or the Conversion Date, the Remarketing Agent or the Placement Agent, as the case may be, shall deliver to the Tender Agent for deposit in the Remarketing Account of the Bond Purchase Fund immediately available funds, payable to the order of the Tender Agent, in an amount equal to the purchase price of the Bonds to be delivered to the Tender Agent that have been remarketed by the Remarketing Agent or placed by the Placement Agent as specified in the notice delivered pursuant to Section 3.1(c) hereof. Funds, if any, drawn by the Credit Facility Trustee under the Credit Facility pursuant to
Section 3.2(b) below in an amount equal to the aggregate purchase price of Bonds tendered for purchase less the amount available in the Remarketing Account shall be delivered by the Credit Facility Trustee to the Tender Agent for deposit in the Bank Account of the Bond Purchase Fund. On each Variable Rate Purchase Date and on the Conversion Date, the Tender Agent shall effect the purchase, but only from the funds listed below, of such Bonds from the owners thereof at a purchase price equal to the principal amount thereof, plus interest accrued, if any, to the date of purchase and such payment shall be made in immediately available funds. Funds from the payment of such purchase price shall be derived from the following sources in the order of priority indicated:

                           (1) proceeds of the remarketing of such Bonds
                  pursuant to Section 3.1(c) hereof which constitute Available Moneys;

                           (2) moneys furnished by the Trustee or the Credit
                  Facility Trustee to the Tender Agent representing proceeds of a drawing by the Credit Facility Trustee under the Credit Facility;

                           (3) any other Available Moneys; and

                           (4) any other moneys available for such purposes.

                  (b) The Tender Agent shall advise the Trustee and the Credit Facility Trustee by telex or telecopier and shall advise the Credit Facility Issuer and the Company by telephone, in each case, no later than 9:30 a.m. on each Variable Rate Purchase Date or the Conversion Date, as the case may be, of the amount of any drawing under the Credit Facility necessary to make full and timely payments hereunder. The Credit Facility Trustee shall promptly (and in no event later than 10:00 a.m.) take all action necessary to draw on the Credit Facility the specified amount. All amounts received by the Credit Facility Trustee from a drawing under the Credit Facility shall be transferred to the Tender Agent and held by the Tender Agent in the Bank Account pending application of such moneys as provided in this Article 3. The Trustee and the Credit Facility Trustee shall provide to the Tender Agent the funds referred to in paragraph (2) of Section 3.2(a) prior to the time the Tender Agent is required to apply such funds to effect the purchase of Bonds. The Remarketing Agent shall deliver funds from the sale of Bonds held by the Credit Facility Issuer as pledgee of the Company pursuant to Section 3.1(e) hereof to the Tender Agent for deposit in the Remarketing Account, which funds shall be promptly paid by the Tender Agent on behalf of the Company to the Credit Facility Issuer as reimbursement under the Reimbursement Agreement. The Tender Agent shall notify the Trustee and the Credit Facility Trustee of any such reimbursement, and the Credit Facility Trustee shall promptly deliver to the Credit Facility Issuer any reinstatement certificate and the form of transfer certificate required by the Credit Facility. The Trustee and Credit Facility Trustee shall notify the Tender Agent promptly after receipt of notice from the Credit Facility Issuer reinstating the Credit Facility.

                  Section 3.3 Delivery of Purchased Bonds.

                  (a) Bonds purchased shall be delivered as follows:

                           (1) Bonds placed by the Remarketing Agent or the
                  Placement Agent pursuant to Section 3.1 hereof shall be delivered by the Tender Agent to the Remarketing Agent or the Placement Agent, as the case may be, on behalf of the purchasers thereof.

                           (2) Bonds purchased with moneys described in Section
                  3.2(a)(2) shall be delivered to the Credit Facility Issuer or the Credit Facility Issuer designee as pledgee of the Company pursuant to the terms of the Reimbursement Agreement and the Pledge Agreement.

                           (3) Bonds purchased with draws under the Credit
                  Facility for which the Credit Facility Issuer has been reimbursed from excess moneys transferred from the Project Fund to the Bond Fund pursuant to Section 4.8 hereof shall be canceled by the Trustee.

                  (b) Except as otherwise set forth herein, Bonds delivered as provided in this Section 3.3 shall be registered by the Bond Registrar in the manner directed by the recipient thereof.

                  (c) In the event that any Bond to be delivered to the Tender Agent is not delivered by the owner thereof properly endorsed for transfer on or prior to the Variable Rate Purchase Date or the Conversion Date, as the case may be, and there has been irrevocably deposited with the Tender Agent an amount sufficient to pay the purchase price thereof, which amount may be held by the Tender Agent in a non-interest bearing account, the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver a substitute Bond in lieu of the Undelivered Bond and the Bond Registrar shall register such Bond in the name of the purchaser thereof. Thereafter, interest on such Undelivered Bond shall cease to accrue, and the holder thereof shall be entitled only to payment of the purchase price therefor and not to the benefits of the Indenture.

                  (d) Notwithstanding the foregoing, Bonds purchased with funds identified in Section 3.2(a)(2) hereof shall be held by the Credit Facility Issuer or the Tender Agent and shall not be delivered to subsequent purchasers thereof or any other person until (i) the Credit Facility Trustee has received notice in writing from the Credit Facility Issuer that the Credit Facility has been reinstated to the extent of the purchase price of such Bonds and interest thereon and (ii) the Credit Facility Trustee has notified the Trustee and the Tender Agent of such reinstatement.

                  Section 3.4 Delivery of the Proceeds of the Sale of Remarketed Bonds. The proceeds of the placement of the Bonds by the Remarketing Agent of any Bonds delivered to the Tender Agent or by the Placement Agent of Bonds on the Conversion Date shall be paid first, to the tendering Bondholders of such Bonds; second, to the Credit Facility Issuer, to the extent of any amounts drawn under the Credit Facility in connection with the payment of the purchase price for such Bonds and not reimbursed to the Credit Facility Issuer as of the time of sale of such Bonds; and third, to the Company.

                  Section 3.5 No Remarketing After Certain Events. Anything in this Indenture to the contrary notwithstanding, there shall be no remarketing of Bonds pursuant to this Article 3 after the Conversion Date or the date on which principal of the Bonds shall have been accelerated pursuant to Section 9.2 hereof unless such acceleration has been rescinded as provided in Section 9.2 hereof.

                                    ARTICLE 4
                   APPLICATION OF BOND PROCEEDS; PROJECT FUND

                  Section 4.1 Application of Bond Proceeds. The proceeds derived from the sale of the Bonds shall, simultaneously with the delivery of the Bonds to the purchaser or purchasers thereof, be applied by the Trustee as follows:

                  (a) A special account is hereby created and designated "Palm Beach County, Florida, Variable Rate Demand Industrial Development Revenue Bonds (Palm Beach Bedding Company Project), Series 1996 Cost of Issuance Account" (the "Cost of Issuance Account"), which shall be used only for the payment of costs and expenses described in this subsection. The sum of $175,072 shall be deposited to the credit of the Costs of Issuance Account to pay (i) Letter of Credit fees in the amount of $30,250 and (ii) costs and expenses in connection with the preparation, issuance and sale of the Bonds, including fees of financial advisors, engineering and other consulting fees, legal fees, printing fees, rating agency fees and other similar costs, and all such costs and expenses shall be promptly paid by the Trustee, at the written direction of the Company, to the persons respectively entitled to receive the same. When all moneys on deposit to the credit of the Costs of Issuance Account shall have been disbursed by the Trustee for the payment of such costs and expenses, the Costs of Issuance Account shall be closed; provided, however, that if any balance shall remain in the Costs of Issuance Account six months after issuance of the Bonds, such moneys shall be transferred by the Issuer to the Project Fund and the Costs of Issuance Account shall be closed.

                  (b) The balance of the Bond proceeds shall be deposited in the Project Fund.

                  Section 4.2 Creation of and Deposits to the Project Fund.

                  (a) A special fund is hereby created and designated "Palm Beach County, Florida, Variable Rate Demand Industrial Development Revenue Bonds (Palm Beach Bedding Company Project), Series 1996 Project Fund" (the "Project Fund") to the credit of which such deposits shall be made as are required by the provisions of this Indenture. Any moneys received by the Issuer or by the Trustee as trustee under this Indenture from any source for payment of the Costs of the Project, including all proceeds of the sale of the Bonds and insurance and condemnation proceeds as provided in the Loan Agreement, shall be deposited to the credit of the Project Fund.

                  (b) The moneys in the Project Fund shall be held by the Trustee in trust and, subject to the provisions of Section 4.6 and 9.2 of this Indenture, shall be applied to the payment of the Costs of the Project and, pending such application, shall be and are hereby made subject to a lien and charge in favor of the owners of the Bonds issued and outstanding under this Indenture and for the further security of such owners until paid out or transferred as herein provided.

                  Section 4.3 Payments from the Project Fund.

                  (a) Payment of the Costs of the Project shall be made from the Project Fund. All payments from the Project Fund shall be subject to the provisions and restrictions set forth in this Article, and the Issuer covenants that it will not cause to be paid from the Project Fund any sums except in accordance with such provisions and restrictions. Such payments shall be made by the Trustee upon receipt of an appropriately completed requisition and certificate, signed by the Company Representative (substantially in the form of the Requisition and Certificate attached hereto as Exhibit D and hereby deemed incorporated herein) stating to whom the payment described is to be made and the purpose, in reasonable detail, for which the obligation to make such payment was incurred and including, if such requisition and certificate comprises an item for payment for labor or to contractors, buildings or materialmen, a paragraph in the form of the last paragraph of the attached form of requisition and certificate.

                  (b) The Trustee is authorized and directed to apply the moneys in the Project Fund in accordance herewith but only upon receipt of the requisitions required by this Section 4.3, duly executed by the Company Representative and in the manner provided for herein.

                  (c) The representations in the Requisition and Certificate attached as Exhibit D may be deleted or modified with the written approval of the Credit Facility Issuer (as evidenced by its signature on such Requisition and Certificate); provided however that no material deviation form the language in clauses (a), (d), (e), (f) or (h) of the Requisition and Certificate shall be made without an approving opinion of Bond Counsel acceptable to the Trustee.

                  Section 4.4 Trustee May Rely on Requisitions. All requisitions in the form provided by Section 4.3 hereof and all other statements, orders, certifications and approvals received by the Trustee, as required by this Article as conditions of payment from the Project Fund, may be conclusively relied upon by the Trustee, and shall be retained by the Trustee as provided in
Section 4.7, subject at all reasonable times to examination by the Company (so long as the Mortgage shall remain in force and effect), the Issuer, any Bondholder and the agents and representatives thereof.

                  Section 4.5 Completion Date. The establishment of the Completion Date and the disposition of moneys then held for the credit of the Project Fund shall be in accordance with Sections 4.3 and 4.4 of the Loan Agreement, respectively.

                  Section 4.6 Transfers to the Bond Fund. In the event that the Company should elect or be required to prepay the loan payments pursuant to
Section 10.1, Section 10.2 or Section 10.3 of the Loan Agreement or that the Trustee shall declare the Bonds to be due and payable pursuant to Section 9.2 hereof, the Trustee shall, without further authorization, forthwith transfer any balance remaining in the Project Fund to the Repayments Account in the Bond Fund.

                  Section 4.7 Trustee's Records. The Trustee shall maintain adequate records for a period of at least three (3) years after the Completion Date pertaining to all disbursements from the Project Fund. After the Completion Date, the Trustee shall deliver to the Issuer and the Company a final accounting.

                  Section 4.8 Disposition of Balance in Project Fund. When the Project shall have been completed and the Trustee shall have received a certificate of the Company Representative, approved in writing by the Credit Facility Issuer, stating the Completion Date and what items of the Costs of the Project, if any, have not been paid, and for the payment of which money should be reserved, any funds remaining after the Trustee has reserved funds for unpaid items shall be deposited in the Bond Fund and applied by the Trustee at the written direction of the Company as soon thereafter as practicable, (a) to the purchase of Bonds, to the extent such funds constitute Available Moneys, at such price and upon such terms and conditions as the Company may direct or to the reimbursement of the Credit Facility Issuer for draws under the Credit Facility to purchase Bonds, or (b) to the redemption of the Bonds, to the extent such funds constitute Available Moneys, on the first redemption date occurring after the Completion Date at the applicable optional or mandatory redemption price or to reimburse the Credit Facility Issuer for draws under the Credit Facility to redeem bonds, or (c) provided that the Trustee shall have received an opinion of Bond Counsel that such deposit shall not cause interest on the Bonds to be includable in gross income for Federal income tax purposes under Section 103 of the Code, such amounts may be transferred to the Bond Fund and, to the extent such funds constitute Available Moneys, used for payment of maturing principal of or interest on any of the Bonds or to reimburse the Credit Facility Issuer for draws under the Credit Facility for such payment.

                                    ARTICLE 5
                        REVENUES AND APPLICATION THEREOF

                  Section 5.1 Revenues to be Paid Over to Trustee. The Issuer has caused the Revenues to be paid directly to the Trustee. If, notwithstanding these arrangements, the Issuer receives any payments under the Loan Agreement or on account of a Credit Facility with respect to the principal or redemption price of or interest on the Bonds, the Issuer shall immediately pay over the same to the Trustee to be held as Revenues.

                  Section 5.2 The Bond Fund.

                  (a) There is hereby established with the Trustee a special fund to be designated "Palm Beach County, Florida, Variable Rate Demand Industrial Development Revenue Bonds (Palm Beach Bedding Company Project), Series 1996 Bond Fund" (the "Bond Fund"), the moneys in which, in accordance with Section 5.2(c) hereof, the Trustee shall apply to (1) the principal or redemption price of Bonds as they mature or become due, upon surrender thereof, and (2) the interest on Bonds as it becomes payable. There are hereby established with the Trustee within the Bond

Fund two separate and segregated accounts, to be designated the "Repayments Account" and the "Credit Facility Account".

                  (b) There shall be deposited into the various accounts of the Bond Fund from time to time the following:

                           (1) into the Repayments Account, moneys received by
                  the Trustee under and pursuant to the provisions of this Indenture or any of the provisions of the Loan Agreement, when accompanied by written directions from the person depositing such moneys that such moneys are to be paid into such account of the Bond Fund. All amounts deposited in the Repayments Account shall be segregated and held, with the earnings thereon, separate and apart from other funds 'in the Bond Fund until such amounts become Available Moneys. At such time as funds deposited in the Repayments Account become Available Moneys, they may be commingled with other Available Moneys in the Repayments Account; and

                           (2) into the Credit Facility Account, all moneys
                  drawn by the Credit Facility Trustee under the Credit Facility to pay principal or redemption price (excluding any premium) of the Bonds and interest on the Bonds.

                  (c) Except as provided in Section 9.11 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal or redemption price of the Bonds and interest on the Bonds from the following source or sources but only in the following order of priority;

                           (1) moneys held in the Credit Facility Account,
                  provided that in no event shall moneys held in the Credit Facility Account be used to pay any amounts due on Bonds which are held by or for the Company, including without limitation, Bonds pledged to the Credit Facility Issuer, or to pay any portion of the redemption premium required pursuant to Section 7.1(a)(2) hereof, and

                           (2) moneys held in the Repayments Account to the
                  extent such amounts qualify as Available Moneys (except with respect to moneys paid on Bonds that are held by or for the Company, including without limitation, Bonds pledged to the Credit Facility Issuer, which moneys need not qualify as Available Moneys).

                  (d) Not later than 10:00 a.m. on the third (3rd) Business Day preceding the date on which principal or redemption price of or interest on the Bonds is due and payable (the "Payment Date"), the Trustee shall have notified the Company and the Credit Facility Issuer and the Credit Facility Trustee of the amounts of principal and interest due on the Bonds on the Payment Date; provided, however, that in the event the Determination Date shall fall between the third (3rd) Business Day preceding the Payment Date and the Payment Date, the Trustee shall provide such notification on the Business Day preceding the Payment Date. Not later than 10:00 a.m. on each Payment Date, the Credit Facility Trustee shall present a draft or drafts under the Credit Facility in the amounts due and payable on the Bonds. Such funds shall be wired by the Credit Facility Issuer to the Credit Facility Trustee and immediately transferred by the Credit Facility Trustee to the

Trustee to be credited to the Credit Facility Account and payments due under the Bonds shall be made by the Trustee in accordance with Section 2.8 and Section 5.2(c) hereof. Following such payment to the Bondholders, the Trustee shall, on behalf of the Company, promptly pay moneys on deposit in the Repayments Account in an amount equal to the amounts of such drawing or drawings to the Bank as reimbursement to the Credit Facility Issuer under the terms of the Reimbursement Agreement. If no amounts are owed by the Company to the Credit Facility Issuer under the Reimbursement Agreement, any amounts remaining in the Repayments Account on the Business Day immediately following a Payment Date shall be paid to the Company upon request with the written consent of the Credit Facility Issuer.

                  (e) Except as provided in the following sentence, the Bond Fund shall be depleted at least once each year, except for a reasonable carryover amount (not to exceed the greater of one year's earnings on the Bond Fund or one-twelfth (1/12th) of annual debt service). Any money deposited in the Bond Fund shall be spent within a thirteen (13) month period beginning on the date of deposit, and any amount received from investment of money held in the Bond Fund shall be spent within a one (1) year period beginning on the date of receipt. Any amounts remaining in the Bond Fund after payment in full of the principal or redemption price of and interest on the Bonds (or provisions for payment thereof) shall be paid to the Company at the written request of the Company therefor or as otherwise required by law; provided, that if any payments have been received by the Credit Facility Trustee from the Credit Facility in connection with such payment of the Bonds, any remaining amounts shall be paid to the Credit Facility Issuer to the extent of such payments.

                  Section 5.3 Revenues to Be Held for All Bondholders; Certain Exceptions. Revenues shall, until applied as provided in this Indenture, be held by the Trustee in trust for the benefit of the owners of all Outstanding Bonds, except that any portion of the Revenues representing principal or redemption price of any Bonds, and interest on any Bonds previously matured or called for redemption in accordance with Article 7 of this Indenture, shall be held for the benefit of the owners of such Bonds only.

                  Section 5.4 Rebate Fund. In the event that the Company provides for the deposit of amounts from time to time for rebate to the United States pursuant to the Loan Agreement, the Trustee is hereby authorized to create a special fund to be designated as the "Rebate Fund." The Rebate Fund shall be held separate and apart from all other funds under this Indenture and shall not be subject to the lien and pledge granted hereunder for the benefit of Bondholders. The Trustee shall remit money deposited in the Rebate Fund to the United States or otherwise as directed in writing by the Company. All moneys deposited in the Rebate Fund shall be held and invested at the sole direction of the Company. In making investments hereunder, or in selling or disposing of investments as required hereby, the Trustee shall have no duty or responsibility to independently verify compliance with Sections 148 and 148(f) of the Code and the regulations promulgated thereunder and the Trustee and the Issuer shall be fully protected in relying solely upon the written directions of the Company as aforesaid. Under no circumstances whatsoever shall the Trustee be liable to the Issuer, the Company or any holder for any loss of tax-exempt status of the Bonds, or any claims, demands, damages, liabilities, losses, costs or expenses resulting therefrom or in any way connected therewith, so long as the Trustee acts only in accordance with the written directions of the

Company as provided hereunder. Neither the Trustee nor the Issuer shall be responsible for any losses in the investment of money in the Rebate Fund made at the direction of the Company.

                                    ARTICLE 6
         DEPOSITARIES OF MONEYS; SECURITY FOR DEPOSITS AND INVESTMENT OF
                                      FUNDS

                  Section 6.1 Security for Deposits. All moneys deposited with the Trustee under the provisions of this Indenture or the Loan Agreement shall be held in trust and applied only in accordance with the provisions of this Indenture and the Loan Agreement and shall not be subject to lien (other than the lien created hereby) or attachment by any creditor of the Trustee, the Issuer, the Credit Facility Trustee or the Company.

                  Section 6.2       Investment of Moneys.

                  (a) At the request and the direction of the Company Representative (confirmed in writing), moneys held for the credit of the Cost of Issuance Account, the Project Fund and the Bond Fund (including any amount therein) shall be invested and reinvested by the Trustee in Investment Obligations which shall mature not later than the respective dates when the moneys held for the credit of said funds will be required for the purposes intended, provided that moneys held in the Credit Facility Account of the Bond Fund shall be invested and reinvested by the Trustee only in Governmental Obligations which shall mature not later than the date on which such moneys will be required to be paid; provided further that such investment shall only be made at the direction of the Company Representative. The Trustee shall be entitled to rely on instruction from the Company Representative. In making investments hereunder, or in selling or disposing of investments as required hereby, the Trustee shall have no duty or responsibility to independently verify compliance with Sections 148(d) and 148(f) of the Code and the regulations promulgated thereunder and the Trustee shall be fully protected in relying solely upon the written directions of the Company as aforesaid. Under no circumstances whatsoever shall the Trustee be liable to the Issuer, the Company or any holder for any loss of tax-exempt status of the Bonds, or any claims, demands, damages, liabilities, losses, costs or expenses resulting therefrom or in any way connected therewith, so long as the Trustee acts only in accordance with the written directions of the Company as provided hereunder.

                  (b) Obligations so purchased as an investment of moneys in any such fund or account shall be deemed at all times to be a part of such fund or account, and the interest accruing thereon and any profit realized from such investment shall be credited to such fund or account, and any loss resulting from such investment shall be charged to such fund or account. The Trustee shall sell at market price or present for redemption any obligation so purchased whenever it shall be necessary so to do in order to provide cash to meet any payment or transfer from any such fund or account. Neither the Trustee nor the Issuer shall be liable or responsible for loss resulting from any such investment or the sale of any such investment made pursuant to the terms of this Section.

                  (c) For the purpose of the Trustee's determination of the amount on deposit to the credit of any such fund or account, obligations in which moneys in such fund or account have been invested shall be valued at the lower of cost or market.

                  (d) The Trustee may make any and all investments permitted by this Section through its own bond or investment department, unless otherwise directed in writing by the Company Representative.

                  Section 6.3       The Credit Facility.

                  (a) Initial Letter of Credit.

                           (1) The Letter of Credit shall be a direct pay letter
                  of credit and shall provide for direct payments to or upon the order of the Credit Facility Trustee as hereinafter set forth and shall be the irrevocable obligation of the Bank to pay to or upon the order of the Credit Facility Trustee, upon request and in accordance with the terms thereof, an amount of up to $7,956,000 of which (A) $7,650,000 shall support the payment of principal of the Bonds when due and that portion of the purchase price corresponding to principal of Tendered Bonds not remarketed on any Variable Rate Purchase Date or sold on the Conversion Date, and (B) $306,000 shall support the payment of up to one hundred twenty (120) days interest at an assumed rate of twelve percent (12%) per annum on the Bonds when due and that portion of the purchase price corresponding to interest on Tendered Bonds not remarketed on any Variable Rate Purchase Date or sold on the Conversion Date.

                           (2) The Letter of Credit shall terminate
                  automatically on the earliest of (A) the date on which a drawing under the Letter of Credit has been honored upon the maturity or acceleration of the Bonds or redemption of all the Bonds, (B) the day on which the Credit Facility Issuer receives the notice of the conversion following the Conversion Date, (C) the date on which the Bank receives notice from the Credit Facility Trustee that an Alternate Credit Facility is substituted for the Letter of Credit and is in effect, (D) the date on which the Bank receives notice from the Credit Facility Trustee that there are no longer any Bonds Outstanding and (E) the "Stated Termination Date" stated in the Letter of Credit as it may be extended pursuant to the terms thereof.

                           (3) The Bank's obligation under the Letter of Credit
                  may be reduced to the extent of any drawing thereunder, subject to reinstatement as provided therein. The Letter of Credit shall provide that, with respect to a drawing by the Credit Facility Trustee solely to pay interest on the Bonds on any Interest Payment Date, if the Credit Facility Trustee shall not have received from the Bank within ten (10) days from the date of such drawing a notice by telecopier, by telex or in writing that the Bank has not been reimbursed, the Credit Facility Trustee's right to draw under the Letter of Credit with respect to the payment of interest shall be reinstated on or before the eleventh (11th) calendar day following such drawing in an amount equal to such drawing. With respect to any other drawing by the Credit Facility Trustee, the amount available under the Letter of Credit for payment of the purchase price of the Bonds and the principal and interest on the Bonds shall be reinstated in an amount equal to any such drawing but only to the extent that the Bank is reimbursed in accordance with the terms of the Reimbursement Agreement for the amounts so drawn and the Bank delivers a notice to the Credit Facility Trustee reinstating the Letter of Credit in such amount.

                           (4) The Letter of Credit shall provide that if, in
                  accordance with the terms of the Indenture, the Bonds shall become or be declared immediately due and payable pursuant to any provision of the Indenture, the Credit Facility Trustee shall be entitled to draw on the Letter of Credit to the extent that the amounts are available thereunder to pay the aggregate principal amount of the Bonds then Outstanding plus an amount of interest not to exceed one hundred twenty (120) days.

                           (5) Upon the termination of the Letter of Credit, the
                  Credit Facility Trustee shall return the Letter of Credit to the Bank, marked "CANCELED" on its face.

                  (b) Expiration. Unless an Alternate Credit Facility has been provided in accordance with Section 6.3(c) hereof at least thirty (30) days before the Interest Payment Date immediately preceding the fifteenth (15th) day prior to the expiration date of a Credit Facility or unless the interest rate payable on the Bonds has been converted from the Variable Rate to the Fixed Rate pursuant to Section 2.2 hereof, the Credit Facility Trustee shall call the Bonds for redemption in accordance with the Section 7.1(c)(2) hereof. If at any time there shall cease to be any Bonds Outstanding hereunder, the Credit Facility Trustee shall promptly surrender the then current Credit Facility to the Credit Facility Issuer for cancellation. The Credit Facility Trustee shall comply with the procedures set forth in the Credit Facility relating to the termination thereof.

                  (c) Alternate Credit Facilities. While the Bonds bear interest at the Variable Rate, the Company may, at its option, provide for the delivery to the Credit Facility Trustee of an Alternate Credit Facility. The Alternate Credit Facility shall have terms in all respects material to the owners of the Bonds the same as the Credit Facility being replaced and shall be in form acceptable to the Credit Facility Trustee and the Tender Agent. On or prior to the date of delivery of an Alternate Credit Facility to the Credit Facility Trustee, the Company shall furnish to the Credit Facility Trustee and the
Trustee:

                           (1) an opinion of Counsel stating that the delivery
                  of such Alternate Credit Facility to the Credit Facility Trustee is authorized under this Indenture and complies with the terms hereof and that such Alternate Credit Facility is enforceable against the Credit Facility Issuer thereof in accordance with its terms, and

                           (2) if the Bonds are rated by Moody's or S&P, written
                  evidence from Moody's, if the Bonds are rated by Moody's, and from S&P, if the Bonds are rated by S&P, in each case to the effect that such rating agency has reviewed the proposed

                  Alternate Credit Facility and that the substitution of the proposed Alternate Credit Facility for the then current Credit Facility will not, by itself, result in:

                                    (i) a permanent withdrawal of its rating of
                           the Bonds, or

                                    (ii) a reduction of the then current rating
                           of the Bonds,

                  or if the Bonds are not rated by Moody's or S&P, written evidence (or such other evidence satisfactory to the Credit Facility Trustee in its sole discretion) that the obligations of the bank or institution issuing the proposed Alternate Credit Facility substantially equivalent in term to the remaining term of the Bonds are rated by Moody's or S&P in the same category as the obligations of substantially equivalent term of the bank or institution which issued the Credit Facility being replaced; provided, however, if the Company provides the Credit Facility Trustee with an opinion of Bond Counsel that a change in the then current rating on the Bonds or a change in the Credit Facility Issuer to a bank or institution the obligations of which are rated in a different category than those obligations of equivalent term of the issuer of the Credit Facility being replaced will not adversely affect the exclusion of the interest on the Bonds from gross income from federal tax purposes, then such evidence need not be provided, but the Company shall instead provide the Credit Facility Trustee with written evidence (or such other evidence as shall be satisfactory to the Credit Facility Trustee) that the commercial paper of the bank or institution issuing the proposed Alternate Credit Facility is rated P-3 or higher by Moody's or A-3 or higher by S&P.

The Credit Facility Trustee shall then accept such Alternate Credit Facility and surrender the previously held Credit Facility to the previous Credit Facility Issuer for cancellation promptly on or before the fifteenth (15th) day after the Alternate Credit Facility becomes effective, but not later than the fifteenth
(15th) day following the last Interest Payment Date covered by the Credit Facility to be canceled.

                  (d) Notices of Substitution or Replacement of Credit Facility.

                           (1) The Trustee shall, at least twenty (20) days
                  prior to the proposed replacement of a Credit Facility with an Alternate Credit Facility, give notice thereof by mail to the owners of the Bonds, which notice shall include the identity of the issuer thereof and the rating, if any, to be assigned to the Bonds by Moody's or S&P following the effective date of such Alternate Credit Facility or, if the Bonds are not then rated by Moody's or S&P, then the rating assigned by Moody's or S&P to the obligations of the issuer of such Alternate Credit Facility substantially equivalent in term to the remaining term of the Bonds.

                           (2) The Credit Facility Trustee shall promptly give
                  notice of any replacement of the Credit Facility to the Issuer, the Tender Agent and the Remarketing Agent.

                                    ARTICLE 7
                       REDEMPTION OR PURCHASE OF THE BONDS

                  Section 7.1 Redemption or Purchase Dates and Prices. The Bonds shall be subject to redemption, and, in certain instances, to purchase, prior to maturity in the amounts, at the times and in the manner provided in this Article
7. Payments of the redemption price or the purchase price of any Bond shall be made only upon the surrender to the Trustee or its agent, as directed, of any Bond so redeemed or purchased.

                  (a) Optional Redemption.

                           (1) Optional Redemption During Variable Rate Period.
                  While the Bonds bear interest at the Variable Rate, the Bonds shall be subject to redemption, upon the written direction of the Issuer, given at the request of the Company, with the consent of the Credit Facility Issuer, on any Interest Payment Date and on the Conversion Date in whole or in part, at a redemption price of one hundred percent (100%) of the principal amount thereof, without premium, plus interest accrued to the redemption date.

                           (2) Optional Redemption With Premium During Fixed
                  Rate Period. While the Bonds bear interest at the Fixed Rate, the Bonds shall be subject to redemption upon the written direction of the Issuer, given at the request of the Company, in whole on any date, or in part on any Interest Payment Date, occurring on or after the dates set forth below, at the redemption prices (expressed as percentages of principal amount to be redeemed) set forth below plus interest accrued to the redemption date as follows:

                         Commencement of
                         Redemption Period                        Redemption Period
                         -----------------                        -----------------
                  The Business Day four (4) years      103% declining by 1/2% on each succeeding
                  from the Conversion Date             anniversary date of the first day of the
                                                       redemption period until reaching 100% and
                                                       thereafter at 100%

                  (b) Extraordinary Optional Redemption Due to Casualty or Eminent Domain.

                           (1) The Bonds may be redeemed as a whole or in part
                  by the Issuer at any time at the written direction of the Company, at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus interest accrued thereon to the redemption date, without premium, under any of the following conditions, the existence of which shall be certified to the Trustee by the Company Representative:

                                    (i) The Project shall have been damaged or
                           destroyed to such extent that the amount of Net Proceeds of insurance exceeds $50,000 and the

                           Company elects not to rebuild the Project or fails to so elect within ninety (90) days of receipt by the Trustee of such Net Proceeds; or

                                    (ii) Title to, or the temporary use of, all
                           of the Project or any substantial portion thereof shall have been taken by Eminent Domain and the amount of Net Proceeds from such taking exceeds $50,000 and the Company elects not to replace the property so taken or fails so to elect within ninety
                           (90) days of receipt by the Trustee of such Net Proceeds.

                           (2) Such redemption shall occur on the next Interest
                  Payment Date occurring not less than thirty (30) days following the expiration of such 90-day period referred to in paragraph (1) of this Section 7.1(b).

                  (c) Mandatory Redemption.

                           (1) Determination of Taxability. The Bonds shall be
                  subject to mandatory redemption in whole on any date at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date which shall not be more than one hundred eighty (180) days following the receipt by the Trustee of a written notice of a Determination of Taxability.

                           (2) Failure to Provide Alternate Credit Facility. The
                  Bonds shall be subject to mandatory redemption during the Variable Rate Period at one hundred percent (100%) of the principal amount thereof, without premium, plus interest accrued, if any, thereon to the date of redemption, on the Interest Payment Date occurring closest to but not after fifteen (15) days prior to the date of expiration of the then current Credit Facility, unless an Alternate Credit Facility has been provided in accordance with Article 6 hereof.

                           (3) Excess Moneys in Project Fund. The Bonds shall be
                  subject to mandatory redemption in whole or in part from moneys drawn under the Credit Facility for which the Credit Facility Issuer has been reimbursed from excess moneys in the Project Fund in accordance with the provisions of Section 4.4 of the Loan Agreement, which redemption date shall be no more am sixty (60) days following the date of transfer of moneys to the Bond Fund from the Project Fund.

                  (d) Mandatory Purchase on Conversion Date. The Bonds shall be subject to mandatory purchase in whole on the Conversion Date at a purchase price equal to one hundred percent (100%) of the principal amount thereof, without premium, plus interest accrued, if any, thereon to the date of purchase, on the Conversion Date; provided that there shall not be so purchased (1) Bonds or portions thereof in authorized denominations with respect to which the Trustee shall have received Optional Retention Notices from the owners thereof, and (2) Bonds issued in exchange for or upon the registration of transfer of Bonds or portions thereof in authorized denominations referred to in (1) above.

                  Section 7.2 Company to Direct Optional Redemption. The Issuer shall direct the Trustee in writing to call Bonds for optional redemption when and only when it shall have been notified by the Company to do so and the Company has notified the Trustee in writing that the Company has made or intends to make a corresponding prepayment under the Loan Agreement. Such direction from the Issuer to the Trustee shall be given at least forty-five (45) days but not more than sixty (60) days prior to the redemption date or such shorter period as shall be acceptable to the Trustee. So long as a Credit Facility is then held by the Credit Facility Trustee, the Trustee shall only call Bonds for optional redemption if it has Available Moneys in the Repayments Account of the Bond Fund or has been notified by the Credit Facility Issuer that it will receive moneys pursuant to the Credit Facility, in the aggregate, sufficient to pay the redemption price of the Bonds to be called for redemption, plus accrued interest thereon. No optional redemptions shall be effected at the option of the Company during the Variable Rate Period under this Article 7 without the prior written consent of the Credit Facility Issuer.

                  Section 7.3 Selection of Bonds to be Called for Redemption. Except as otherwise provided herein or in the Bonds, if less than all the Bonds are to be redeemed, the particular Bonds to be called for redemption shall be selected in the following order of priority: first, Bonds pledged to the Bank pursuant to the Pledge Agreement, second, Bonds owned by the Company and third, Bonds selected by any random or other method determined by the Trustee in its sole discretion to be fair and reasonable. The Trustee shall treat any Bond of a denomination greater than One Hundred Thousand Dollars ($100,000) as representing that number of separate Bonds each of the denomination of the minimum denomination of One Hundred Thousand Dollars ($100,000) or any integral multiple of Five Thousand Dollars ($5,000) in excess thereof as the Trustee shall so determine.

                  Section 7.4 Notice of Redemption or Purchase.

                  (a) When required to redeem or purchase Bonds under any provision of this Article 7, or when directed to do so by the Issuer, the Trustee shall cause notice of the redemption or purchase to be given not more than sixty (60) days and not less than twenty (20) days prior to the redemption or purchase date by mailing a copy of all notices of redemption or purchase by first class mail, postage prepaid, to all registered owners of Bonds to be redeemed or purchased at their addresses shown on the Bond Register. Failure to mail any such notice or defect in the mailing thereof in respect of any Bond shall not affect the validity of the redemption or purchase of any other Bond. Notices of redemption or purchases shall also be mailed to the Remarketing Agent and the Credit Facility Issuer, if any. Any such notice shall be given in the name of the Issuer, shall identify the Bonds to be redeemed or purchased (and, in the case of partial redemption or purchase of any Bonds, the respective principal amounts thereof to be redeemed or purchased), shall specify the redemption or purchase date, and shall state that on the redemption or purchase date, the redemption or purchase price of the Bonds called for redemption or purchase will be payable at the principal corporate trust office of the Trustee, or in the case of mandatory redemptions or purchases pursuant to Section 7.1(c)(2) or 7.1(d) hereof, respectively, at the office of the Trustee or the Tender Agent, respectively, and that from that date interest will cease to accrue. The Trustee may use "CUSIP" numbers in notices of redemption or purchase as a convenience to Bondholders, provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Bonds or as contained in any notice of redemption or purchase and that reliance may be placed only on the identification numbers containing the prefix established under the Indenture.

                  (b) With respect to any notice of redemption or purchase of Bonds in accordance with Section 7.1(c)(2) hereof, such notice shall also specify the date of the expiration of the term of the Credit Facility.

                  (c) If at the time of mailing of notice of any optional redemption the Issuer shall not have deposited with the Trustee moneys sufficient to redeem all the Bonds called for redemption, such notice may state that it is conditional on the deposit of Available Moneys with the Trustee not later than the redemption date, and such notice shall be of no effect unless such moneys are so deposited.

                  (d) Upon redemption of less than all of the Bonds, the Credit Facility Trustee shall furnish to the Credit Facility Issuer a notice in the form specified by the Credit Facility Issuer to reduce the coverage provided by the Credit Facility and upon redemption of all of the Bonds, the Credit Facility Trustee shall surrender the Credit Facility to the Credit Facility Issuer for cancellation.

                  (e) Purchases under Section 7. l(d) hereof shall be in accordance with Section 2.2(e) hereof.

                  Section 7.5 Bonds Redeemed or Purchased in Part. Any Bond which is to be redeemed or purchased only in part shall be surrendered at a place stated in the notice provided for in Section 7.4 hereof (with due endorsement by, or a written instrument of transfer in form satisfactory to the Trustee duly executed by, the owner thereof or his attorney duly authorized in writing), and the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver to the owner of such Bond without service charge, a new Bond or Bonds, of any Authorized Denomination as requested by such owner in an aggregate principal amount equal to and in exchange for the unredeemed and unpurchased portion of the principal of the Bond so surrendered.

                                    ARTICLE 8
                       PARTICULAR COVENANTS AND PROVISIONS

                  Section 8.1 Covenant to Pay the Bonds; Bonds Limited Obligations of the Issuer.

                  (a) The Issuer covenants that it will promptly pay the principal of and interest on and other amounts payable under the Bonds at the places, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning thereof. Such principal and interest and other amounts are payable solely from the payments made by the Company under the Loan Agreement and other Revenues.

                  (b) The Issuer shall not in any event be liable for the payment of the principal of or interest on the Bonds, or for the performance of any pledge, mortgage, obligation or agreement of any kind whatsoever which may be undertaken by the Issuer, and neither the Bonds nor any of the agreements or obligations of the Issuer shall be construed to constitute an indebtedness of the Issuer within the meaning of any constitutional or statutory provision whatsoever. The Bonds and the interest thereon shall never constitute an indebtedness or a charge against the general credit of the Issuer within the meaning of any constitutional provision or statutory limitation and shall never constitute nor give rise to any pecuniary liability of the Issuer, but shall be limited obligations of the Issuer payable solely from the revenues and other funds pledged therefor and shall not be payable from any other assets or funds of the Issuer, and neither the faith and credit nor the taxing power of the State or any political subdivision or any agency thereof is pledged to the payment of the principal of or the interest on the Bonds.

                  Section 8.2 Covenants to Perform Obligations Under this Indenture. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertaking, stipulations and provisions contained in this Indenture, in the Bonds executed and delivered hereunder and in all proceedings of the Issuer pertaining thereto and will faithfully observe and perform at all times any and all covenants, undertakings, stipulations and provisions of the Loan Agreement on its part to be observed or performed. The Issuer covenants that it is duly authorized under the Constitution and laws of the State, including particularly and without limitation the Act, to issue the Bonds authorized hereby and to enter into this Indenture, to pledge the payments under the Loan Agreement and other Revenues in the manner and to the extent herein set forth, and to assign its interest in the Loan Agreement to the Trustee; and that all action on its part for the issuance of the Bonds issued hereunder and the execution and delivery of this Indenture has been duly and effectively taken; and that the Bonds in the hands of the owners thereof are and will be the valid and binding obligations of the Issuer according to the tenor and import thereof.

                  Section 8.3 Covenant to Perform Obligations Under the Loan Agreement. Subject to the provisions of Section 8.4 of this Article, the Issuer covenants and agrees that it will not suffer, permit or take any action or do anything or fail to take any action or fail to do anything which may result in the termination or cancellation of the Loan Agreement so long as any Bond is Outstanding; that it will punctually fulfill its obligations and will require the Company to perform punctually its duties and obligations under the Loan Agreement; that it will not execute or agree to any change, amendment or modification of or supplement to the Loan Agreement or this Indenture except by a supplement or an amendment duly executed by the Issuer and the Company with the approval of the Trustee and the Credit Facility Trustee and upon the further terms and conditions set forth in Article 8 of this Indenture; that it will not agree to any abatement, reduction, abrogation, waiver, diminution or other modification in any manner or to any extent whatsoever of the obligation of the Company to pay the loan payments and to meet its other obligations as provided in the Loan Agreement; and that it will promptly notify the Trustee and the Credit Facility Trustee in writing of any actual or alleged Event of Default under the Loan Agreement, whether by the Company or the Issuer, and will further notify the Trustee and the Credit Facility Trustee at least thirty (30) days before the proposed date of effectiveness of any proposed termination or cancellation of the Loan Agreement.

                  Section 8.4 Trustee May Enforce the Issuer's Rights Under the Loan Agreement. The Loan Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Issuer and the Company, including a provision in Section

12.9 thereof that subsequent to the issuance of the Bonds and prior to Payment of the Bonds (as defined in the Loan Agreement) the Loan Agreement may not be effectively amended, changed, modified, altered or terminated except as provided in Article 8 of this Indenture, and reference is hereby made to the Loan Agreement for a detailed statement of said covenants and obligations of the Company under the Loan Agreement, and the Issuer agrees that the Trustee, subject to the provisions of the Loan Agreement and this Indenture reserving certain rights to the Issuer and respecting actions by the Trustee in its name or in the name of the Issuer, may enforce all rights of the Issuer and all obligations of the Company under and pursuant to the Loan Agreement for and on behalf of the Bondholders whether or not the Issuer is in default hereunder.

                  Section 8.5 Covenant Against Arbitrage. The Issuer covenants and agrees that it will not make or authorize any use, and directs the Trustee not to make or permit any use, of the proceeds of the Bonds which would cause any Bond to be an "arbitrage bond" within the meaning of Section 148 of the Code and the applicable regulations promulgated from time to time thereunder, and further covenants that it will observe and not violate the requirements of
Section 148 of the Code and any such applicable regulations to the extent necessary so that the interest on the Bonds will not cease to be excluded from the gross income of the recipients thereof for federal income tax purposes by reason of such use of proceeds; provided that neither the Issuer, the Credit Facility Trustee, nor the Trustee shall be liable for any investment of moneys under this Indenture made at the direction of the Company Representative.

                  Section 8.6 Inspection of the Bond Register. At reasonable times and upon reasonable regulations established by the Bond Registrar, the Bond Register may be inspected and copied by and at the expense of the Company.

                  Section 8.7 Priority of Pledge and Security Interest. The pledge herein made of the Trust Estate and the security interest created herein with respect thereto constitutes a first and prior pledge of, and a security interest in, the Trust Estate. Said pledge and security interest shall at no time be impaired directly or indirectly by the Issuer or the Trustee, and the Trust Estate shall not otherwise be pledged and, except as provided herein and in the Loan Agreement, no persons shall have any rights with respect thereto.

                  Section 8.8 Maintenance of Insurance; Payment of Taxes, Charges etc. Pursuant to the provisions of Sections 6.3 and 6.4 of the Loan Agreement and Sections 1.4, 1.5 and 1.8 of the Mortgage, the Company has agreed to maintain certain insurance and to pay all lawful taxes, assessments and charges at any time levied or assessed upon or against the Project, or any part thereof, which might impair or prejudice the lien afforded by this Indenture as to the Trust Estate; provided, however, that nothing contained in this Section shall require the maintenance of such insurance or the payment of any such taxes, assessments or charges if the same are not required to be maintained or paid under the provisions of the Loan Agreement or the Mortgage.

                  Section 8.9 Maintenance and Repair. Pursuant to the provisions of Section 6.1 of the Loan Agreement, the Company has agreed at its own expense to cause the Project to be maintained, preserved and kept in good condition, repair and working order, and that it will, from time to time, cause to be made all needed repairs so that the Project shall at all times be kept in good condition and repair, and that the Company may, at its own expense, make, from time to time, additions, modifications and improvements to the Project under the terms and conditions set forth in the Loan Agreement.

                  Section 8.10 Insurance and Condemnation Proceeds. Reference is hereby made to Section 6.8 of the Loan Agreement whereunder it is provided that under certain circumstances the respective Net Proceeds of insurance and condemnation awards (or Net Proceeds from a sale in lieu of condemnation) are to be paid to the Trustee and deposited in separate trust accounts (but not in the Bond Fund) and to be disbursed and paid out as therein provided. The Trustee hereby accepts and agrees to perform the duties and obligations as therein specified.

                                   ARTICLE 9
                              DEFAULT AND REMEDIES

                  Section 9.1 Defaults. Each of the following events is hereby declared to be an "Event of Default:"

                  (a) Payment of interest on any of the Bonds shall not be made when the same shall become due; or

                  (b) Payment of the principal or redemption price of any of the Bonds shall not be made when the same shall become due, whether at maturity or upon call for redemption or otherwise; or

                  (c) An "Event of Default" under the Loan Agreement shall have occurred and not have been waived; or

                  (d) The Credit Facility Trustee receives written notice from the Credit Facility Issuer that an Event of Default under the Reimbursement Agreement has occurred and has not been waived; or

                  (e) The Credit Facility Trustee receives notice by telecopier, by telex or in writing from the Credit Facility Issuer that the Credit Facility Issuer has not been reimbursed for a drawing on or before the close of business on the tenth (10th) calendar day following a drawing under such Credit Facility to pay interest on the Bonds and that the interest portion of the Credit Facility will not be reinstated for the amount so drawn; or

                  (f) Payment of the purchase price of any Bond tendered pursuant to Section 2.3 hereof is not made when payment is due; or

                  (g) The Issuer shall fail to duly and punctually perform any of the covenants, conditions, agreements and provisions contained in the Bonds or in this Indenture on the part of the Issuer to be performed other than as referred to in the preceding subsections of this Section; provided, however, that no failure specified in this subsection (g) of this Section 9.1 shall constitute an Event of Default until written notice specifying such failure and requiring the same to be remedied shall have been given to the Company, the Issuer and the Credit Facility Trustee by the Trustee, which may give notice in its discretion and shall give such notice at the written direction of the owners of not less than twenty-five percent (25%) in aggregate principal amount of Bonds Outstanding, and the Company and the Issuer shall have had thirty (30) days after receipt of such notice to correct said failure and shall not have corrected said failure within the applicable period.

                  Section 9.2 Acceleration and Annulment Thereof.

                  (a) Subject to the requirement that, so long as the Credit Facility Issuer is performing under the Credit Facility, the consent of the Credit Facility Issuer to any acceleration must be obtained in the case of an Event of Default described in subsections (c), (d) or (g) of Section 9.1 hereof, upon the occurrence of an Event of Default, the Credit Facility Trustee may, and upon (1) the written request of the Credit Facility Issuer, or (2) the occurrence of an Event of Default described in subsection (a), (b), (e) or (f) of Section 9.1 hereof, the Credit Facility Trustee shall, by notice to the Issuer, declare the entire unpaid principal of and interest on the Bonds due and payable; and upon such declaration, the said principal, together with interest accrued thereon, shall become payable immediately at the place of payment provided therein, anything in the Indenture or in the Bonds to the contrary notwithstanding. The Credit Facility Trustee shall not be permitted to request receipt of indemnity to its satisfaction prior to such declaration of acceleration. Upon the occurrence of any acceleration hereunder, the Credit Facility Trustee, to the extent it has not already done so, shall immediately draw upon the Credit Facility to the extent permitted by the terms thereof. Interest on the Bonds shall cease to accrue upon receipt by the Credit Facility Trustee of funds drawn under the Credit Facility.

                  (b) Immediately after any acceleration because of the occurrence of an Event of Default under Sections 9.1(a), 9.1(b), 9.1(c), 9.1(d), 9.1(e), 9.1(f) or 9.1(g), the Credit Facility Trustee shall (immediately, and in no event later than two Business Days thereafter) notify in writing the Issuer, the Company and the Credit Facility Issuer of the occurrence of such acceleration. Within five (5) days of the occurrence of any acceleration hereunder, the Credit Facility Trustee shall notify by first class mail, postage prepaid, the owners of all Bonds Outstanding of the occurrence of such acceleration.

                  (c) If, after the principal of the Bonds has become due and payable, all arrears of interest upon the Bonds are paid by the Company, and the Company also performs all other things in respect to which it may have been in default under the Loan Agreement and pays the reasonable charges of the Credit Facility Trustee and the Bondholders, including reasonable attorneys' fees, then, and in every such case, the Credit Facility Issuer or a Majority of the Bondholders by written notice to the Issuer and to the Credit Facility Trustee, may annul such acceleration and its consequences, and such annulment shall be binding upon the Credit Facility Trustee and upon all owners of Bonds issued hereunder; provided, however, that the Credit Facility Trustee shall not annul any declaration without the written consent of the Credit Facility Issuer unless such acceleration has resulted from the failure of the Credit Facility Issuer to honor a proper draw for payment under the Credit Facility. Notwithstanding the foregoing, the Credit Facility Trustee shall not annul any acceleration which has resulted from an Event of Default under Section 9. l(e) hereof unless the Credit Facility has been reinstated in accordance with its terms to an amount equal to the principal amount of the Bonds Outstanding plus one hundred twenty (120) days' interest accrued thereon, and the Credit Facility Trustee has received written notice of such reinstatement from the Credit Facility Issuer. The Trustee and the Credit Facility Trustee shall forward a copy of any notice from Bondholders received by it pursuant to this paragraph to the Company.

                  Section 9.3 Other Remedies. If any Event of Default occurs and is continuing, the Credit Facility Trustee, before or after the principal of the Bonds becomes immediately due and payable, may enforce each and every right granted to it under the Loan Agreement and any supplements or amendments thereto. In exercising such rights and the rights given the Credit Facility Trustee under this Article 9, the Credit Facility Trustee shall take such action as, in the judgment of the Credit Facility Trustee applying the standards described in Section 10.1 hereof, would best serve the interests of the Bondholders.

                  Section 9.4 Legal Proceedings by the Credit Facility Trustee.

                  (a) If any Event of Default has occurred and is continuing, the Credit Facility Trustee in its direction may, and upon the written request of the Credit Facility Issuer or the owners of not less than twenty-five percent (25%) in aggregate principal amount of the Outstanding Bonds and receipt of indemnity to its satisfaction shall, in its own name:

                           (1) By mandamus, or other suit, action or proceeding
                  at law or in equity, enforce all rights of the Bondholders hereunder;

                           (2) Bring suit upon the Bonds, the Credit Facility
                  (but only to the extent the Credit Facility Issuer shall have wrongfully dishonored drawings made in strict conformity with the terms hereof); and

                           (3) By action or suit in equity seek to enjoin any
                  acts or things which may be unlawful or in violation of the rights of the Bondholders.

                  (b) If an Event of Default under Section 9.1(c) occurs and is continuing, the Credit Facility Trustee in its discretion may, and upon the written request of the owners of not less than twenty-five percent (25 %) in aggregate principal amount of the Outstanding Bonds and receipt of indemnity to its satisfaction shall, enforce each and every right granted to it under the Loan Agreement.

                  Section 9.5 Discontinuance of Proceedings by the Credit Facility Trustee. If any proceeding commenced by the Credit Facility Trustee on account of any Event of Default is discontinued or is determined adversely to the Credit Facility Trustee, then the Company, the Credit Facility Issuer, the Issuer, the Credit Facility Trustee, the Trustee and the Bondholders shall be restored to their former positions and rights hereunder as though no proceedings had been commenced.

                  Section 9.6 Credit Facility Issuer or Bondholders May Direct Proceedings. Anything to the contrary in this Indenture notwithstanding, either the Credit Facility Issuer if a

Credit Facility is in effect (and no default has occurred and is continuing under the Credit Facility), or a Majority of the Bondholders, if there is no Credit Facility in effect, shall have the right, after furnishing indemnity satisfactory to the Credit Facility Trustee, to direct the method and place of conducting all remedial proceedings by the Credit Facility Trustee hereunder, provided that such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudice the rights of minority Bondholders.

                  Section 9.7 Limitations on Actions by the Bondholders.

                  (a) No Bondholder shall have any right to bring suit on the Credit Facility. No Bondholder shall have any right to pursue any other remedy hereunder unless:

                           (1) the Trustee and the Credit Facility Trustee shall
                  have been given written notice of an Event of Default;

                           (2) the owners of not less than twenty-five percent
                  (25 %) in aggregate principal amount of the Outstanding Bonds shall have requested the Credit Facility Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names;

                           (3) the Credit Facility Trustee shall have been
                  offered indemnity satisfactory to it against costs, expenses and liabilities, except that no offer of indemnification shall be required for a declaration of acceleration under Section
                  9.2 hereof or for a drawing under the Credit Facility;

                           (4) the Credit Facility Trustee shall have failed to
                  comply with such request within a reasonable time; and

                           (5) prior to the Conversion Date, the Credit Facility
                  Issuer has failed to honor a proper draw request under the Credit Facility.

                  (b) Notwithstanding the foregoing provisions of subsection (a) of this Section 9.7 or any other provision of this Indenture, the obligation of the Issuer shall be absolute and unconditional to pay hereunder, but solely from the Revenues and other funds pledged under this Indenture, the principal or redemption price of, and interest on, the Bonds to the respective owners thereof on the respective due dates thereof, and nothing herein shall affect or impair the right of action, which is absolute and unconditional, of such owners to enforce such payment.

                  Section 9.8 Credit Facility Trustee May Enforce Rights Without Possession of the Bonds. All rights under this Indenture and the Bonds may be enforced by the Credit Facility Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceedings instituted by the Credit Facility Trustee shall be brought in its name for the ratable benefit of the owners of the Bonds.

                  Section 9.9 Remedies Not Exclusive. No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

                  Section 9.10 Delays and Omissions Not to Impair Rights. No delays or omission in respect of exercising any right or power accruing upon any default shall impair such right or power or be a waiver of such default, and every remedy given by this Article 9 may be exercised from time to time and as often as may be deemed expedient.

                  Section 9.11 Application of Moneys in the Event of Default.

                  (a) Any moneys received by the Trustee or the Credit Facility Trustee under this Article 9 shall be applied in the following order; provided that any moneys received by the Trustee or the Credit Facility Trustee from a drawing under the Credit Facility shall be applied to the extent permitted by the terms thereof only as provided in paragraph (3) below with respect to the principal of, and interest accrued on, Bonds other than Bonds held by or for the
Company:

                           (1) To the payment of the reasonable costs of the
                  Trustee and the Credit Facility Trustee, including counsel fees and any disbursements of the Trustee and the Credit Facility Trustee, with interest thereon from the date of payment at the Overdue Rate, and their reasonable compensation; and

                           (2) To the payment of reasonable costs and expenses
                  of the Issuer, including counsel fees, incurred in connection with the Event of Default; and

                           (3) To the payment of principal or redemption price
                  (as the case may be) and interest on the Bonds, and in case such moneys shall be insufficient to pay the same in full, then to payment of principal or redemption price and interest ratably, without preference or priority of one over another or of any installment of interest over any other installment of interest.

                  (b) The surplus, if any, shall be paid to the Company or the person lawfully entitled to receive the same as a court of competent jurisdiction may direct; provided that, if the Credit Facility Trustee has received payments on the Credit Facility following the Event of Default, the surplus shall be paid to the Credit Facility Issuer to the extent of such payments.

                  Section 9.12 Credit Facility Trustee and Bondholders Entitled to All Remedies Under the Act. It is the purpose of this Article 9 to provide such remedies to the Credit Facility Trustee and the Bondholders as may be lawfully granted under the provisions of the Act, but should any remedy herein granted be held unlawful, the Credit Facility Trustee and the Bondholders shall nevertheless be entitled to every remedy provided by the Act. It is further intended that, insofar as lawfully possible, the provisions of this Article shall apply to and be binding upon any trustee or receiver appointed under applicable law.

                  Section 9.13 Credit Facility Trustee May File Claim in Bankruptcy.

                  (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relating to the Issuer, the Company or any other obligor upon the Loan Agreement or the Bonds or to property of the Issuer, the Company, or such other obligor or the creditors of any of them, the Credit Facility Trustee (irrespective of whether the principal of the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Credit Facility Trustee shall have made any demand on the Company for the payment of an amount equal to overdue principal or interest or additional interest) shall be entitled and empowered, by intervention in such proceedings or otherwise:

                           (1) to file and prove a claim for the whole amount of
                  principal and interest owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Credit Facility Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Credit Facility Trustee, its agents and counsel) and of the Bondholders allowed in such judicial proceeding; and

                           (2) to collect and receive any moneys or other
                  property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by the Bondholders to make such payments to the Credit Facility Trustee, and in the event that the Credit Facility Trustee shall consent to the making of such payments directly to the Bondholders, to pay to the Credit Facility Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Credit Facility Trustee, its agents and counsel, and any other amounts due the Credit Facility Trustee under Section 9.11 hereof.

                  (b) Nothing herein contained shall be deemed to authorize the Credit Facility Trustee to authorize or consent to or accept, or adopt on behalf of the Bondholders, any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Bondholder thereof, or to authorize the Credit Facility Trustee to vote in respect of the claim of the Bondholders in any such proceeding.

                  (c) All amounts received by the Credit Facility Trustee pursuant to any right given or action taken under this Indenture shall, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and the fees and expenses of the Credit Facility Trustee, be deposited in the Bond Fund and applied to the payment of the principal of, redemption premium, if any, and interest then due and unpaid on the Bonds in accordance with the provisions of this Indenture.

                  Section 9.14 Receiver. Upon the occurrence of an Event of Default and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Credit

Facility Trustee and of the Bondholders under this Indenture, the Credit Facility Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the amounts payable under the Loan Agreement and assigned to the Credit Facility Trustee under this Indenture pending such proceedings, with such powers as the court making such appointment shall confer, whether or not any such amounts payable shall be deemed sufficient ultimately to satisfy the Bonds.

                                   ARTICLE 10
                             CONCERNING THE TRUSTEE

                  Section 10.1 Acceptance of the Trusts. The Trustee hereby represents and warrants to the Issuer (for the benefit of the Company and the Bondholders as well as the Issuer) that it is a national banking association and that it is duly authorized under the laws of the United States of America to accept and execute trusts of the character herein set out.

                  The Trustee accepts and agrees to execute the trusts imposed upon it by this Indenture, but only upon the terms and conditions set forth in this Article and subject to the provisions of this Indenture including the following express terms and conditions, to all of which the parties hereto and the Bondholders agree:

                  (a) Except during the continuance of an Event of Default, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees but shall be answerable for the conduct of the same in accordance with the standard specified above, and shall be entitled to act upon the opinion or advice of its Counsel concerning all matters of trust hereof and the duties hereunder, and may in all cases be reimbursed hereunder for reasonable compensation paid to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trust hereof. The Trustee may conclusively rely upon an opinion of Counsel and shall not be responsible for any loss or damage resulting from any action or non-action by it taken or omitted to be taken in good faith in reliance upon such opinion of Counsel.

                  (d) The Trustee shall not be responsible for any recital herein, or in the Bonds (except in respect to the authentication certificate of the Trustee endorsed on the Bonds), or for insuring the Trust Estate or any part of the Project or collecting any insurance moneys, or for the validity of the execution hereof by the Issuer or of any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds; and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any agreements or conditions on the part of the Issuer or on the part of the Company under the Loan Agreement, except as hereinafter set forth; but the Trustee may require of the Issuer or the Company full information and advice as to the performance of the agreements and conditions aforesaid and as to the condition of the Trust Estate.

                  (e) The Trustee shall not be liable in connection with the performance or nonperformance of its duties under this Indenture except for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                           (1) This subsection shall not be construed to limit
                  the effect of subsection (a) of this Section 10.1;

                           (2) The Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer or Officers of the Trustee unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

                           (3) The Trustee shall not be liable with respect to
                  any action taken or omitted to be taken by it in good faith in accordance with the direction of a Majority of the Bondholders relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

                  (f) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee, including without limitation Sections 10.3 and 10.4 hereof, shall be subject to the provisions of this Section 10.1.

                  Section 10.2 Acceptance of Trusts by Credit Facility Trustee. The Credit Facility Trustee hereby represents and warrants to the Issuer (for the benefit of the Company and the Bondholders as well as the Issuer) that it is a North Carolina banking corporation and that it is authorized under such laws to accept and execute trusts of the character herein set out.

                  The Credit Facility Trustee accepts and agrees to execute the trusts imposed upon it by this Indenture and the Loan Agreement, but only upon the terms and conditions set forth in this Article and subject to the provisions of this Indenture and the Loan Agreement including the following express terms and conditions, to all of which the parties hereto and the Bondholders agree:

                  (a) Except during the continuance of an Event of Default, the Credit Facility Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Credit Facility Trustee.

                  (b) In case an Event of Default has occurred and is continuing, the Credit Facility Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) The Credit Facility Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees but shall be answerable for the conduct of the same in accordance with the standard specified above, and shall be entitled to act upon the opinion or advice of its counsel concerning all matters of trust hereof and the duties hereunder, and may in all cases be reimbursed hereunder for reasonable compensation paid to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trust hereof. The Credit Facility Trustee may conclusively rely upon an opinion of counsel and shall not be responsible for any loss or damage resulting from any action or non-action by it taken or omitted to be taken in good faith in reliance upon such opinion of counsel.

                  (d) The Credit Facility Trustee shall not be liable in connection with the performance or nonperformance of its duties under this Indenture except for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                           (1) This subsection shall not be construed to limit
                  the effect of subsection (a) of this Section 10.2;

                           (2) The Credit Facility Trustee shall not be liable
                  for any error of judgment made in good faith by a responsible officer or officers of the Credit Facility Trustee unless it shall be proved that the Credit Facility Trustee was grossly negligent in ascertaining the pertinent facts; and

                           (3) The Credit Facility Trustee shall not be liable
                  with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority of the Bondholders relating to the time, method and place of conducting any proceeding for any remedy available to the Credit Facility Trustee, or exercising any trust or power conferred upon the Credit Facility Trustee under this Indenture.

                  (e) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Credit Facility Trustee, including without limitation Sections 10.3 and 10.4 hereof, shall be subject to the provisions of this Section 10.2.


                  Section 10.3 Trustee or Credit Facility Trustee to Give
Notice.

                  (a) Neither the Credit Facility Trustee nor the Trustee shall be required to take notice or be deemed to have notice of any default hereunder, except failure by the Issuer to cause to be made any of the payments to the Trustee required to be made by Article 5 or failure by the Issuer or the Company to file with the Trustee any document required by this Indenture or the Loan Agreement to be so filed, unless the Trustee or Credit Facility Trustee shall be notified of such default by the Issuer or by the holders of 25% in aggregate principal amount of Bonds then Outstanding or unless a responsible corporate trust officer of the Credit Facility Trustee charged with the responsibility for the management of the trusts conferred by this Indenture shall have actual knowledge of such default.

                  (b) If a responsible trust officer of the Credit Facility Trustee charged with the responsibility for the management of the trusts conferred by this Indenture shall have actual knowledge of any Event of Default continuing hereunder, the Credit Facility Trustee shall give to the Trustee, all Bondholders and to the Credit Facility Issuer written notice of all such defaults within thirty (30) days after receipt of such information.

                  (c) Promptly upon receipt of notice of the occurrence of a Determination of Taxability, the Credit Facility Trustee shall give notice thereof to the Company, the Issuer, the Trustee, the Bondholders and former Bondholders and to the Credit Facility Issuer.

                  Section 10.4 Trustee and The Credit Facility Trustee Entitled to Indemnity.

                  (a) The Company shall indemnify the Trustee and the Credit Facility Trustee and their officers, directors and employees against any loss, liability or expense incurred by any thereof arising out of or in connection with the acceptance or administration of their duties under this Indenture, except as set forth in subsection (b) below. The Trustee and the Credit Facility Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Except where the Company is the claimant, the Company shall defend the claim, and the Trustee and the Credit Facility Trustee shall cooperate in the defense. The Trustee and the Credit Facility Trustee may have separate counsel, and the Company shall pay the reasonable fees and expenses of such counsel.

                  (b) The Company shall not be obligated to reimburse any expense or to indemnify against any loss or liability incurred by the Trustee and the Credit Facility Trustee through gross negligence or bad faith.

                  (c) To secure the Company's payment obligations in this Section, the Trustee and the Credit Facility Trustee shall have a lien prior to the lien of the Trustee for the benefit of the owners of the Bonds on all money or property held or collected by the Trustee, except for amounts drawn under the Credit Facility as to which the Trustee shall have no such lien. Such obligations shall survive the satisfaction and discharge of this Indenture.

                  (d) When the Trustee or the Credit Facility Trustee incurs expenses or renders services after an Event of Default, the expenses and compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy law.

                  (e) The Trustee or the Credit Facility Trustee may, nevertheless, begin suit, or appear in and defend suit, or do anything else in its judgment proper to be done by it as such Trustee or the Credit Facility Trustee, without indemnity, and in such case the Issuer shall reimburse the Trustee or the Credit Facility Trustee from funds available therefor under the Loan Agreement for all costs and expenses, outlays and counsel fees and other reasonable disbursements properly incurred in connection therewith; provided, however, that the Trustee or the Credit Facility Trustee, as the case may be, shall:

                           (1) make all payments hereunder of principal and
                  redemption price of and interest on the Bonds and of the purchase price of Bonds tendered at the option of the owners thereof or purchased by the Company in lieu of redemption,

                           (2) accelerate the Bonds when required to do so
                  hereunder other than at the direction of the Bondholders, and

                           (3) draw on the Credit Facility when required to do
                  so hereunder,

each without the necessity of the Bondholders providing security or indemnity to the Trustee or the Credit Facility Trustee, as the case may be. If the Issuer shall fail to make reimbursement, the Trustee and the Credit Facility Trustee may reimburse itself from any moneys in its possession under the provisions of this Indenture (other than amounts drawn under the Credit Facility) and shall be entitled with respect thereto to a preference over the Bonds.

                  Section 10.5 Trustee nor Credit Facility Trustee Responsible for Insurance, Taxes, Execution of Indenture, Acts of Issuer or Application of Moneys Applied in Accordance with Indenture.

                  (a) Neither the Trustee nor the Credit Facility Trustee shall be under any obligation to effect or maintain insurance or to renew any policies of insurance or to inquire as to the sufficiency of any policies of insurance carried by the Company, or to report, or make or file claims or proof of loss for, any loss or damage insured against or which may occur, or to keep itself informed or advised as to the payment of any taxes or assessments, or to require any such payment to be made. Neither the Trustee nor the Credit Facility Trustee shall have responsibility in respect of the validity, sufficiency, due execution or acknowledgment of this Indenture or any supplements thereto or instruments of further assurance or the validity or sufficiency of the security provided hereunder or in respect of the validity of the Bonds or the due execution or issuance thereof. Neither the Trustee nor the Credit Facility Trustee shall be under any obligation to see that any duties herein imposed upon any party other than itself, or any covenants herein contained on the part of any party other than itself to be performed, shall be done or performed, and the Trustee and the Credit Facility Trustee shall be under no liability for failure to see that any such duties or covenants are so done or performed.

                  (b) The Trustee and the Credit Facility Trustee shall not be liable or responsible because of the failure of the Issuer or of any of its employees or agents to make any collections or deposits or to perform any act herein required of the Issuer or because of the loss of any moneys arising through the insolvency or the act or default or omission of any other depositary in which such moneys shall have been deposited under the provisions of this Indenture. The Trustee and the Credit Facility Trustee shall not be responsible for the application of any of the proceeds of the Bonds or any other moneys deposited with it and paid out, withdrawn or transferred hereunder if such application, payment, withdrawal or transfer shall be made in accordance with the provisions of this Indenture. The Trustee shall not be responsible or liable for any loss suffered in connection with any investment of funds made by it in accordance with Section 6.2 hereof.

                  (c) The permissive right of the Trustee and the Credit Facility Trustee to do things enumerated in this Indenture shall not be construed as a duty, and the Trustee and the Credit Facility Trustee shall not be answerable for other than its gross negligence or willful misconduct. The immunities and exemptions from liability of the Trustee and the Credit Facility Trustee hereunder shall extend to the directors, officers, employees and agents of the Trustee and the Credit Facility Trustee.

                  Section 10.6 Compensation. Subject to the provisions of any contracts relating to the compensation of the Trustee and the Credit Facility Trustee, the Issuer shall cause the Company to pay to the Trustee and the Credit Facility Trustee as administrative expenses its reasonable fees, charges and out-of-pocket expenses in accordance with Section 7.8 of the Loan Agreement. In computing such compensation, the parties shall not be limited by any law on the compensation of an express trust. If the Company shall fail to make any payment required by this Section 10.6, the Trustee may, but shall be under no obligation to, make such payment from any moneys in its possession under the provisions of this Indenture and shall be entitled to a preference therefor over the Bonds hereunder; provided that no payments under this Section 10.6 shall be made with moneys drawn under the Credit Facility. When the Trustee or the Credit Facility Trustee incurs expenses or renders services after an Event of Default, the expenses and compensation for the services are intended to and shall constitute expenses of administration under any applicable bankruptcy law.

                  Section 10.7 Trustee to Preserve Records. All records and files pertaining to the Project in the custody of the Trustee shall be open at all reasonable times to the inspection of the Issuer, the Credit Facility Issuer, the Credit Facility Trustee and the Company and their agents and representatives.

                  Section 10.8 Trustee or Credit Facility Trustee May Be a Bondholder. The institution acting as Trustee and Credit Facility Trustee under this Indenture, and directors, officers, employees or agents of the Trustee and the Credit Facility Trustee, may in good faith buy, sell, own, hold and deal in the Bonds issued under and secured by this Indenture, and may join in the capacity of a Bondholder in any action which any Bondholder may be entitled to take with like effect as if such institution were not the Trustee nor the Credit Facility Trustee under this Indenture. To the extent permitted by law, such institution may also receive tenders and purchase in good faith Bonds from itself, including any department, affiliate or subsidiary, with like effect as if it were not the Trustee or the Credit Facility Trustee, as the case may be.

                  Section 10.9 Trustee and Credit Facility Trustee Not Responsible for Recitals. Except for the authentication of the Bonds by the Trustee, the recitals, statements and representations contained herein and in the Bonds shall be taken and construed as made by and on the part of the Issuer and not by the Trustee or the Credit Facility Trustee, and, except for the authentication of the Bonds by the Trustee, neither the Trustee nor the Credit Facility Trustee shall be under any responsibility for the correctness of the same.

                  Section 10.10 No Responsibility for Recording or Filing. Neither the Trustee nor the Credit Facility Trustee shall be under any obligation to see to the recording or filing of this

Indenture, the Loan Agreement, any financing statements or any other instrument or otherwise to the giving to any person of notice of the provisions hereof or thereof.

                  Section 10.11 Trustee and Credit Facility Trustee May Require Information. Except for the obligations of the Credit Facility Trustee under
Section 9.2 hereof, the obligations of the Trustee to make payments on the Bonds when due, and the obligations of the Credit Facility Trustee to draw under the Credit Facility as required hereunder, anything contained in this Indenture to the contrary notwithstanding, the Trustee and the Credit Facility Trustee shall have the right, but shall not be required, to demand, as a condition of any action by the Trustee or the Credit Facility Trustee, as applicable, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that required by the terms hereof.

                  Section 10.12 Trustee and Credit Facility Trustee May Rely on Certificates. The Trustee and the Credit Facility Trustee shall be protected and shall incur no liability in acting or proceeding, or in not acting or not proceeding, in good faith and in accordance with the terms of this Indenture, upon any ordinance, resolution, order, notice, request, consent, waiver, certificate, statement, instrument, opinion, affidavit, requisition, bond or other paper or document which it shall in good faith believe to be genuine and to have been adopted or signed by the proper board or person or to have been prepared and furnished pursuant to any of the provisions of the Loan Agreement or this Indenture, or upon the written opinion of any attorney, engineer, accountant or other expert believed by it to be qualified in relation to the subject matter, and neither the Trustee nor the Credit Facility Trustee shall be under any duty to make any investigation or inquiry as to any statements contained or matters referred to in any such instrument. Any action taken by the Trustee or the Credit Facility Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the owner of any Bond shall be conclusive and binding upon all future owners of the same Bond and upon Bonds issued in exchange therefor or in place thereof.

                  Section 10.13 Trustee or Credit Facility Trustee Bond. Neither the Trustee nor the Credit Facility Trustee shall be required to give any bond or surety in respect to the execution of its rights and obligations hereunder.

                  Section 10.14 Segregation of Funds; Interests. All moneys received by the Trustee and the Credit Facility Trustee shall, until used or applied or invested as herein provided, be held in trust in the manner and for the purposes for which they were received but need not be segregated from other funds except to the extent required by this Indenture or law. Neither the Trustee nor the Credit Facility Trustee shall be under any liability for interest on any moneys received hereunder.

                  Section 10.15 Qualification of the Trustee and the Credit Facility Trustee. There shall at all times be a Trustee and, until the Conversion Date, a Credit Facility Trustee hereunder which shall be an association or a corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws and the applicable laws of the State to exercise corporate trust powers and act as Bond Registrar hereunder, having a combined

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capital and surplus of at least Fifty Million Dollars ($50,000,000) for the
Trustee or Twenty-Five Million Dollars ($25,000,000) for the Credit Facility Trustee, and subject to supervision or examination by federal or state authority. If such association or corporation is not a commercial bank or trust company, it shall also have a rating by Moody's (if the Bonds are then rated by Moody's) of BAA 3/P3 or higher, or by S&P (if the Bonds are then rated by S&P) of Baa/A3 or higher or shall otherwise be approved in writing by Moody's or S&P, as the case may be. If such association or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 10.15, the combined capital and surplus of such association or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In addition, under no circumstances shall the Credit Facility Trustee and the Credit Facility Issuer be the same person or be Affiliates of one another. If at any time the Trustee or the Credit Facility Trustee shall cease to be eligible in accordance with the provisions of this Section 10.15, it shall resign immediately in the manner and with the effect specified in Section 10.16 hereof.

                  Section 10.16 Resignation and Removal of the Trustee or Credit Facility Trustee.

                  (a) No resignation or removal of the Trustee or the Credit Facility Trustee and no appointment of a successor Trustee or successor Credit Facility Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee or the successor Credit Facility Trustee under Section 10.17 hereof.

                  (b) The Trustee or the Credit Facility Trustee may resign at any time by giving written notice thereof to the Issuer and the Company. If an instrument of acceptance by a successor Trustee or successor Credit Facility Trustee shall not have been delivered to the Trustee or Credit Facility Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee or Credit Facility Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee or successor Credit Facility Trustee.

                  (c) The Trustee and the Credit Facility Trustee may be removed at any time by an instrument or instruments in writing to the Trustee or Credit Facility Trustee, as the case may be, with copies to the Issuer and the Company, signed by a Majority of the Bondholders or by their attorneys, legal representatives or agents and delivered to the Trustee, the Credit Facility Trustee, the Issuer and the Company (such instruments to be effective only when received by the Trustee or Credit Facility Trustee as the case may be).

                  (d) If at any time:

                           (1) the Trustee or Credit Facility Trustee shall
                  cease to be eligible under Section 10.15 hereof and shall fail to resign after written request therefor by the Company or by a Majority of the Bondholders, or

                           (2) the Trustee or Credit Facility Trustee shall
                  become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or Credit Facility Trustee or of the property of the Trustee or the Credit Facility Trustee shall

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
                  be appointed or any public officer shall take charge or control of the Trustee or Credit Facility Trustee or of the property or affairs for the purpose of rehabilitation, conservation or liquidation of the Trustee or the Credit Facility Trustee, then, in any such case, the Issuer or the Company may remove the Trustee or the Credit Facility Trustee, or any Bondholder may petition any court of competent jurisdiction for the removal of the Trustee or Credit Facility Trustee, and the appointment of a successor.

                  (e) If the Trustee or Credit Facility Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee or the Credit Facility Trustee for any cause, the Issuer with the approval of the Company shall promptly appoint a successor. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee or successor Credit Facility Trustee shall be appointed by act of the Majority of the Bondholders delivered to the Company and the resigning or removed Trustee or Credit Facility Trustee, the successor Trustee or successor Credit Facility Trustee so appointed shall forthwith upon its acceptance of such appointment, become the successor Trustee or successor Credit Facility Trustee, as the case may be, and supersede the successor Trustee or successor Credit Facility Trustee appointed by the Issuer and approved by the Company. If no successor Trustee or successor Credit Facility Trustee shall have been so appointed by the Issuer and approved by the Company or a Majority of the Bondholders and accepted appointment in the manner hereinafter provided, any Bondholder, if he has been a bona fide owner of a Bond for at least six (6) months, may petition any court of competent jurisdiction for the appointment of a successor Trustee or successor Credit Facility Trustee, as the case may be.

                  (f) The Issuer shall cause the successor Trustee to give notice of each resignation and each removal of the Trustee or the Credit Facility Trustee and each appointment of a successor Trustee or successor Credit Facility Trustee by mailing written notice of such event by first class mail, postage prepaid, to each Bondholder. Each notice shall include the name and address of the principal corporate trust office of the successor Trustee or successor Credit Facility Trustee, as applicable.

                  Section 10.17     Successor Trustee or Credit Facility Trust.

                  (a) Every successor Trustee appointed hereunder and any successor Credit Facility Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor, and also to the Issuer and the Company, an instrument in writing accepting such appointment hereunder, and thereupon and upon transfer of the Credit Facility to the successor Credit Facility Trustee, such successor Trustee or successor Credit Facility Trustee without any further act, shall become fully vested with all the rights, immunities, powers and trusts, and subject to all the duties and obligations, of its predecessor; but such predecessor shall, nevertheless, on the written request of its successor or of the Issuer and upon payment of the expenses, charges and other disbursements of such predecessor which are payable pursuant to the provisions of Section 10.6 hereof, execute and deliver an instrument transferring to such successor Trustee or such successor Credit Facility Trustee all the rights, immunities, powers and trusts of such predecessor hereunder; and every predecessor Trustee or predecessor Credit Facility Trustee, as the case may be, shall deliver all property and moneys held

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
by it hereunder to its successor, subject, nevertheless, to its preference, if any, provided for in Sections 10.4 and 10.6 hereof. Should any instrument in writing from the Issuer be required by any successor Trustee or successor Credit Facility Trustee for more fully and certainly vesting in such Trustee or such Credit Facility Trustee the rights, immunities, powers and trusts hereby vested or intended to be vested in the predecessor Trustee or predecessor Credit Facility Trustee, any such instrument in writing shall and will, on request, be executed, acknowledged and delivered by the Issuer. The resignation of any Trustee or Credit Facility Trustee and the instrument or instruments removing any Trustee or Credit Facility Trustee and appointing a successor hereunder, together with all other instruments provided for in this Article, shall be filed and/or recorded by the successor Trustee or successor Credit Facility Trustee in each recording office where this indenture and the Financing Statements have been filed and/or recorded.

                  (b) Notwithstanding any of the foregoing provisions of this Article, any bank or trust company having power to perform the duties and execute the trusts of this Indenture and otherwise qualified to act as Trustee or Credit Facility Trustee hereunder with or into which the bank or trust company acting as Trustee or Credit Facility Trustee may be merged or consolidated, or to which the assets and business of such bank or trust company may be sold, shall be deemed the successor of the Trustee or Credit Facility Trustee, as applicable; provided, however, that any sale of trust assets, if any, other than as part of all other assets of the bank or trust company being sold shall be deemed a resignation pursuant to Section 10.16 hereof.

                  Section 10.18 Co-Trustee. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the right of certain banking corporations or associations to transact business as trustee as contemplated herein in such jurisdiction. It is recognized that in case of litigation under this Indenture and in particular in case of the enforcement of the security interest contained in this Indenture upon the occurrence of an Event of Default, it may be necessary that the Trustee appoint an additional individual or institution as a separate Trustee or Co-Trustee, which shall be satisfactory to the Company. The following provisions of this Section 10.18 are adapted to these ends:

                  (a) In the event of the incapacity or lack of authority of the Trustee by reason of any present or future law of any jurisdiction to exercise any of the rights, powers and trusts herein granted to the Trustee or to hold title to or a security interest in the Trust Estate or to take any other action which may be necessary or desirable in connection therewith, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate Trustee or Co-Trustee but only to the extent necessary to enable the separate Trustee or Co-Trustee to exercise such rights, powers and trusts, and every covenant and obligation necessary to the exercise thereof shall run to and be enforceable by such separate Trustee or Co-Trustee.

                  (b) Should any deed, conveyance or instrument in writing from the Issuer be required by the separate Trustee or Co-Trustee so appointed by the Trustee in order to more fully and certainly vest in and confirm to it such properties, rights, powers, trusts, duties and obligations any and all such deeds, conveyances and instruments shall, on request, be executed, acknowledged and

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delivered by the Issuer. In case any separate Trustee or Co-Trustee or a successor to either, shall die, be dissolved, become incapable of action, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate Trustee or Co-Trustee, so far as permitted by are, shall vest in and be exercised by the Trustee until the appointment of a new Trustee or successor to such separate Trustee or Co-Trustee.

                  Section 10.19 Notice to Moody's or S&P. At any time during which the Bonds are rated by Moody's or S&P, the Trustee, to the extent it has knowledge of the following, shall notify Moody's or S&P, as applicable, promptly of:

                  (a) any change in the Trustee,

                  (b) the expiration or termination of the Credit Facility during the Variable Rate Period or the provision of an Alternate Credit Facility in accordance with the terms of this Indenture,

                  (c) a change in the interest rate borne by the Bonds from a Variable Rate to a Fixed Rate,

                  (d) the payment of all of the Bonds, or

                  (e) any material change to this Indenture, the Loan Agreement, or the Credit Facility Agreement.

                                   ARTICLE 11
                   EXECUTION OF INSTRUMENTS BY THE BONDHOLDERS
                       AND PROOF OF OWNERSHIP OF THE BONDS

                  Section 11.1 Execution of Instruments by the Bondholders and Proof of Ownership of the Bonds.

                  (a) Any request, direction, consent or other instrument in writing required or permitted by this Indenture to be signed or executed by a Bondholder may be signed or executed by the Bondholder or its attorneys or legal representatives. Proof of the execution of any such instrument and of the ownership of the Bonds shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee and the Credit Facility Trustee with regard to any action taken by the Trustee or the Credit Facility Trustee under such instrument if made in the following manner:

                           The fact and date of the execution by any person of
                  any such instrument may be proved by the verification of any officer in any jurisdiction who, by the laws thereof, has power to take affidavits within such jurisdiction, to the effect that such instrument was subscribed and sworn to before him, or by an affidavit of a witness to such execution, and where such execution is by an officer of a corporation or association or a member of a partnership on behalf of


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
                  such corporation, association or partnership, such verification or affidavit shall also constitute sufficient proof of his authority.

                  (b) Nothing contained in this Section 11.1 shall be construed as limiting the Trustee or the Credit Facility Trustee to such proof, it being intended that the Trustee or the Credit Facility Trustee may accept any other evidence of the matters herein stated which may be sufficient. Any request or consent of a Bondholder shall bind every future owner of the Bond(s) to which such request or consent pertains or any Bond(s) issued in lieu thereof in respect of anything done by the Trustee or the Credit Facility Trustee pursuant to such request or consent.

                  (c) Notwithstanding any of the foregoing provisions of this
Section 11.1 the Trustee and the Credit Facility Trustee shall not be required to recognize any person as an owner of Bonds or to take any action at such owner's request unless the Bonds shall be deposited with the Trustee or the Credit Facility Trustee, as applicable.

                  Section 11.2 Preservation of Information. The Trustee shall preserve in the Bond Register, in as current a form as is reasonably practicable, the name and address of each Bondholder received by the Trustee in its capacity as Bond Registrar.

                                   ARTICLE 12
                           THE REMARKETING AGENT; THE
                        TENDER AGENT; THE PLACEMENT AGENT

                  Section 12.1 The Remarketing Agent.

                  (a) The Issuer hereby appoints First Union National Bank of North Carolina, with its corporate office in Charlotte, North Carolina, as Remarketing Agent under this Indenture. The Remarketing Agent and any successor Remarketing Agent, by written instrument delivered to the Issuer, the Trustee and the Company, shall accept the duties and obligations imposed on it under this Indenture and the Remarketing Agreement.

                  (b) In addition to the other obligations imposed on the Remarketing Agent hereunder, the Remarketing Agent shall agree to keep such books and records in connection with its activities as Remarketing Agent hereunder as shall be consistent with prudent industry practice and make such books and records available for inspection by the Issuer, the Trustee, the Credit Facility Issuer and the Company at all reasonable times.

                  (c) The Remarketing Agent shall at all times be a member of the National Association of Securities Dealers, Inc. and registered as a Municipal Securities Dealer under the Securities Exchange Act of 1934, as amended, or a national banking association or a bank or a trust company, in each case authorized by law to perform its obligations hereunder.

                  (d) If at any time the Remarketing Agent is unable or unwilling to act as Remarketing Agent, the Remarketing Agent, upon thirty (30) Business Days' prior written notice to the Issuer, the Trustee, the Credit Facility Trustee, the Credit Facility Issuer, the Tender Agent and


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
the Company, may resign. The Remarketing Agent may be removed at any time by the Company with the consent of the Issuer, by written notice signed by the Company delivered to the Trustee, the Remarketing Agent, the Credit Facility Issuer and the Tender Agent. Upon resignation or removal of the Remarketing Agent, the Company, with the consent of the Issuer, shall appoint a substitute Remarketing Agent meeting the qualifications of Section 12.1(c) above.

                  (e) In the event that the Company shall fail to appoint a successor Remarketing Agent, upon the resignation or removal of the Remarketing Agent or upon its dissolution, insolvency or bankruptcy, the Trustee may, but is not required to, appoint a Remarketing Agent or may itself act as Remarketing Agent until the appointment of a successor Remarketing Agent in accordance with this Section 12.1; provided, however, that the Trustee, in its capacity as Remarketing Agent, shall not be required to sell Bonds or determine the interest rate on the Bonds pursuant to Section 2.2 hereof.

                  Section 12.2 The Tender Agent.

                  (a) The Issuer hereby appoints as Tender Agent under this Indenture First Union National Bank of Florida, which agent has a corporate trust office in Miami, Florida. The Tender Agent and any successor Tender Agent, by written instrument delivered to the Issuer, the Trustee and the Company, shall accept the duties and obligations imposed on it under this Indenture.

                  (b) The Tender Agent shall at all times be a member of the National Association of Securities Dealers, Inc. having a capitalization of at least Fifteen Million Dollars ($15,000,000) and a rating by Moody's (if the Bonds are then rated by Moody's) of BAA 3/P3 or higher or a national banking association or a bank or a trust company having capital and surplus of at least $50,000,000, in each case authorized by law to perform its obligations hereunder.

                  (c) If at any time the Tender Agent is unable or unwilling to act as Tender Agent, the Tender Agent, upon sixty (60) days' prior written notice to the Issuer, the Trustee, the Remarketing Agent and the Company, may resign; provided, however, that in no case shall such resignation become effective until the appointment of a successor Tender Agent. The Tender Agent may be removed at any time by the Company with the consent of the Issuer, by written notice signed by the Company delivered to the Trustee, the Remarketing Agent, the Credit Facility Issuer and the Tender Agent; provided, however, that in no case shall such removal become effective until the appointment of a successor Tender Agent. Upon resignation or removal of the Tender Agent, the Company, with the consent of the Issuer, shall appoint a substitute Tender Agent meeting the qualifications of Section 12.2(b) above.

                  (d) In the event that the Company shall fail to appoint a successor Tender Agent, upon the resignation or removal of the Tender Agent or upon its dissolution, insolvency or bankruptcy, the Trustee may at its discretion, but is not required to, act as Tender Agent until the appointment of a successor Tender Agent in accordance with this Section 12.2.

                  Section 12.3 The Placement Agent. The Placement Agent shall be a member of the National Association of Securities Dealers, Inc. and registered as a Municipal Securities Dealers

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
under the Securities Exchange Act of 1934, as amended, or a national banking association or a bank or trust company, in each case authorized by law to perform its obligations described in Section 2.2(e) hereof.

                  Section 12.4 Notices. The Trustee shall, within thirty (30) days of the resignation or removal of the Remarketing Agent or the Tender Agent or the appointment of the Placement Agent or a successor Remarketing Agent or a successor Tender Agent, give notice thereof by first class mail, postage prepaid, to the owners of the Bonds.

                                   ARTICLE 13
                           AMENDMENTS AND SUPPLEMENTS

                  Section 13.1 Amendments and Supplements Without the Bondholders' Consent. This Indenture may be amended or supplemented at any time and from time to time, without the consent of the Bondholders, but with the consent of the Company and the Credit Facility Issuer, if a Credit Facility is in effect (and no default has occurred and is continuing under the Credit Facility), by a supplemental indenture authorized by a resolution of the Issuer filed with the Trustee, for one or more of the following purposes:

                  (a) to add additional covenants of the Issuer or to surrender any right or power herein conferred upon the Issuer;

                  (b) for any purpose not inconsistent with the terms of this Indenture or to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not adversely affect the interests of the owners of the Bonds;

                  (c) to permit the Bonds to be converted during the Variable Rate Period to certificateless securities or securities represented by a master certificate held in trust, ownership of which, in either case, is evidenced by book entries on the books of the Bond Registrar, for any period of time;

                  (d) to permit the appointment of a Co-Trustee under this Indenture;

                  (e) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act of 1939, as amended, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act of 1939, as amended;

                  (f) except as otherwise provided in Section 13.2 hereof, to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to obtain a rating of the Bonds from Moody's or S&P; and

                  (g) to amend the administrative provisions hereof to accommodate the provisions of an Alternate Credit Facility.

                  Notwithstanding the foregoing, prior to the making of any amendment or supplement as described in the preceding paragraph, the Company shall provide the Trustee and the Credit Facility Trustee and during the Variable Rate Period (if no default has occurred and is continuing under the Credit Facility) the Credit Facility Issuer with:

                           (1) a copy of the proposed amendment or supplement,
                  and

                           (2) an opinion of Bond Counsel to the effect that
                  such amendment or supplement will not adversely affect the exclusion of the interest on the Bonds from the gross income of the recipients thereof for federal income tax purposes, and, unless the Trustee shall have otherwise given its consent to such amendment or supplement, to the further effect that such amendment or supplement will not otherwise adversely affect the interests of the Bondholders.

Notwithstanding the foregoing, the Indenture may be amended or supplemented as provided in this Section 13.1 to such extent as may be necessary to obtain a rating of the Bonds from Moody's or S&P without providing the opinion of Bond Counsel specified in paragraph (2) above.


                  Section 13.2 Amendments With the Bondholders' and the Credit Facility Issuer's Consent.

                  (a) This Indenture may be amended from time to time, except with respect to:

                           (1) the principal, redemption price, purchase price,
                  or interest payable upon any Bonds,

                           (2) the Interest Payment Dates, the dates of maturity
                  or the redemption or purchase provisions of any Bonds, and

                           (3) this Article 13,

by a supplemental indenture authorized by a resolution of the Issuer filed with the Trustee and consented to by the Credit Facility Issuer if a Credit Facility is in effect (and no default has occurred and is continuing under the Credit Facility) and by the Company and approved by a Majority of the Bondholders which would be affected by the action proposed to be taken.

                  (b) This Indenture may be amended with respect to the matters enumerated in paragraphs (1) through (3) of subsection (a) of this Section with the unanimous consent of all Bondholders, the Credit Facility Issuer if a Credit Facility is in effect (and no default has occurred and is continuing under the Credit Facility), the Company and the Issuer.

                  (c) Notwithstanding the foregoing provisions of this Section 13.2, prior to the making of any amendment or supplement as described in this
Section 13.2, the Company shall provide the Trustee and the Credit Facility Trustee and during the Variable Rate Period (if no default has occurred and is continuing under the Credit Facility) the Credit Facility Issuer with:

                          (1) a copy of the proposed amendment or
                  supplement, and

                          (2) an opinion of Bond Counsel to the effect
                  that such amendment or supplement will not adversely affect the exclusion of the interest on the Bonds from the gross income of the recipients thereof for federal income tax purposes, and, unless the Trustee shall have otherwise given its consent to such amendment or supplement, to the further effect that such amendment or supplement will not otherwise adversely affect the interests of the Bondholders.

Notwithstanding the foregoing, the Indenture may be amended or supplemented as provided in this Section 13.2 to such extent as may be necessary to obtain a rating of the Bonds from Moody's or S&P without providing the opinion of Bond Counsel specified in paragraph (2) above.

                  Section 13.3 Supplemental Indentures Affecting the Rights of the Credit Facility Issuer. Anything herein to the contrary notwithstanding, a supplemental indenture under this Article 13 which in the judgment of the Credit Facility Issuer if a Credit Facility is in effect (and no default has occurred and is continuing under the Credit Facility) adversely affects the rights of the Credit Facility Issuer shall not become effective unless or until the Credit Facility Issuer shall have consented to the execution and delivery thereof.

                  Section 13.4      Amendment of the Loan Agreement.

                  (a) The Company and the Issuer may amend the Loan Agreement, but as to any amendment to the Loan Agreement during the Variable Rate Period with the consent of the Credit Facility Issuer (if no default has occurred and is continuing under the Credit Facility); provided that prior to making any amendment, the Company shall provide the Trustee and the Credit Facility Trustee and during the Variable Rate Period (if no default has occurred and is continuing under the Credit Facility) the Credit Facility Issuer with:

                          (1) copy of the proposed amendment, and

                           (2) an opinion of Bond Counsel to the effect that
                  such amendment will not adversely affect the exclusion of the interest on the Bonds from the gross income of the recipients thereof for federal income tax purposes, and, unless the Trustee shall have otherwise given its consent to such amendment, to the further effect that such amendment will not otherwise adversely affect the interests of the Bondholders.

Notwithstanding the foregoing, the Issuer and the Company may amend the Loan Agreement to such extent as may be necessary to obtain a rating of the Bonds from Moody's or S&P without providing the opinion of Bond Counsel specified in paragraph (2) above.

                  (b) If the Company proposes to amend the Loan Agreement in such a manner as would adversely affect the interests of the Bondholders, the Trustee shall notify Bondholders of the proposed amendment and may consent thereto with the consent of at least a Majority of the Bondholders which would be affected by the action proposed to be taken; provided, that the Trustee shall not, without the unanimous consent of the owners of all Bonds then Outstanding, consent to any amendment which would:

                           (1) decrease the amounts payable under the Loan
                  Agreement,

                           (2) change the due date of loan payments
                  corresponding with payment of principal of or interest on the Bonds or change any of the prepayment provisions of the Loan Agreement, or

                           (3) change Section 5.6 of the Loan Agreement.

                  Section 13.5 Amendment of the Loan Agreement Requiring the Consent of the Credit Facility Issue. Anything herein to the contrary notwithstanding, any amendment, change or modification of the Loan Agreement which in the judgment of the Credit Facility Issuer (if a Credit Facility is in effect and no default has occurred and is continuing under the Credit Facility) adversely affects the rights of the Credit Facility Issuer shall not become effective unless or until the Credit Facility Issuer shall have consented to the execution and deliver of such amendment, change or modification.

                  Section 13.6 Amendment of the Credit Facility. The initial Credit Facility may be amended to such extent as shall be necessary to obtain a rating of the Bonds from Moody's or S&P provided that such amendment or supplement will not adversely affect the interests of the Bondholders. The Trustee shall notify the Bondholders and the Issuer of any proposed amendment of the Credit Facility which would adversely affect the interests of the Bondholders and may consent thereto with the consent of the Issuer, which consent shall not be unreasonably withheld, and at least a Majority of the Bondholders which would be affected by the action proposed to be taken; provided, that the Trustee shall not, without the unanimous consent of the owners of all Bonds then Outstanding, consent to any amendment which would decrease the amount payable under the Credit Facility or reduce the term of the Credit Facility.

                  Section 13.7 Trustee and the Credit Facility Trustee Authorized to Join in Amendments and Supplements: Reliance on Counsel. The Trustee and the Credit Facility Trustee are authorized to join with the Issuer in the execution and delivery of any supplemental indenture or amendment permitted by this Article 13 and in so doing shall be fully protected by an opinion of Counsel that such supplemental indenture or amendment is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding agreement have been done; provided that certain amendments may, by agreement between the Trustee and the Credit Facility Issuer, require the prior consent of the Credit Facility Issuer.


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                                   ARTICLE 14
                           DEFEASANCE; OTHER PAYMENTS



                  Section 14.1 Defeasance.

                  (a) When the principal or redemption price (as the case may be) of, and interest on all Bonds issued hereunder have been paid, including without limitation the purchase price for Bonds tendered under Section 2.3 hereof, or provision has been made for payment of the same, together with the compensation of the Trustee and all other sums payable hereunder by the Issuer, the right, title and interest of the Trustee and the Credit Facility Trustee in and to the Trust Estate and the security interests shall thereupon cease, and the Trustee and the Credit Facility Trustee, on written demand of the Issuer, shall release this Indenture and the security interests and shall execute such documents to evidence such release as may be reasonably required by the Issuer and shall turn over to the Company or to such person, body or authority as may be entitled to receive the same all balances then held by the Trustee or the Credit Facility Trustee hereunder; provided, that, if any payments have been received by the Trustee or the Credit Facility Trustee derived from draws by the Credit Facility Trustee under the Credit Facility in connection with such release, such balances shall be paid to the Credit Facility Issuer to the extent of such payments. If payment or provision therefor is made with respect to less than all of the Bonds, the particular Bonds (or portion thereof) for which provision for payment shall have been considered made shall be selected by lot by the Trustee and thereupon the Trustee shall take similar action for the release of this Indenture with respect to such Bonds. Notwithstanding anything to the contrary contained herein, Bonds purchased at the option of the owners thereof with moneys held by the Trustee pursuant to this Article 14 shall not be remarketed but shall be canceled by the Trustee.

                  (b) Provision for the payment of Bonds shall be deemed to have been made when the Trustee holds in the Bond Fund, in trust and irrevocably set aside exclusively for such payment, (1) moneys sufficient to make such payment provided that if a Credit Facility is then held by the Trustee or the Credit Facility Trustee, such moneys shall constitute Available Moneys or (2) noncallable Governmental Obligations maturing as to principal and interest in such amounts and at such times as will provide sufficient moneys without reinvestment to make such payment; provided that the Trustee shall have received an opinion of Bond Counsel to the effect that such deposit will not affect the exclusion of the interest on any of the Bonds from the gross income of the recipients thereof for federal income tax purposes (e.g. by causing any of the Bonds to be classified as an "arbitrage bond" within the meaning of Section 148 of the Code); and provided further, that if a Credit Facility is then held by the Credit Facility Trustee, such Governmental Obligations shall have been on deposit with the Trustee in a separate and segregated account for a period of three hundred sixty-six (366) days during and prior to which no Event of Bankruptcy has occurred or which Governmental Obligations were purchased with Available Moneys; and provided further, that in the case of Bonds bearing a Variable Rate, the Trustee has received written evidence from each rating agency then rating such Bonds that the rating currently assigned to such Bonds will not be withdrawn or reduced as the result of a deposit under this subsection.

                  (c) No Bonds in respect of which a deposit under subsection
(b) above has been made shall be deemed paid within the meaning of this Article unless the Trustee is satisfied that the amounts deposited are sufficient to make all payments that might become due on the Bonds, including purchase price payments for Bonds tendered at the option of the owners or purchased by the Company in lieu of redemption, if any. Notwithstanding the foregoing, no delivery to the Trustee under this subsection
(c) shall be deemed a payment of any Bonds which are to be redeemed prior to their stated maturity until such Bonds shall have been irrevocably called or designated for redemption on a date thereafter on which such Bonds may be redeemed in accordance with the provisions of this Indenture or the Issuer shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions to give notice of redemption. Neither the obligations nor moneys deposited with the Trustee pursuant to this Section shall be withdrawn or used for any purpose other than, and shall be segregated and held in trust for, the payment of the principal of, redemption price of, purchase price if applicable of, and interest on the Bonds with respect to which such deposit has been made. In the event that such moneys or obligations are to be applied to the payment of principal or redemption price of any Bonds more than sixty (60) days following the deposit thereof with the Trustee, the Trustee shall mail a notice stating that such moneys or obligations have been deposited and identifying the Bonds for the payment of which such moneys or obligations are being held to all owners of such Bonds at their addresses shown on the Bond Register.

                  (d) Anything in Article 14 to the contrary notwithstanding, if moneys or Governmental Obligations have been deposited or set aside with the Trustee pursuant to this Article for the payment of the principal or redemption price, including purchase price if applicable, of the Bonds and the interest thereon and such moneys or Governmental Obligations do not constitute Available Moneys, no amendment to the provisions of this Article shall be made without the consent of the owner of each of the Bonds affected thereby.

                  (e) Notwithstanding the foregoing, those provisions relating to the purchase of Bonds upon the demand of any Bondholders, the maturity of Bonds, interest payments and dates thereof, and the dates, premiums and notice requirements for optional and mandatory redemption or purchase and the Trustee's remedies with respect thereto, and provisions relating to exchange, transfer and registration of Bonds, replacement of mutilated, destroyed, lost or stolen Bonds, the safekeeping and cancellation of Bonds, non-presentment of Bonds, the holding of moneys in trust and repayments to the Company or the Credit Facility Issuer from the Bond Fund and the duties of the Trustee in connection with all of the foregoing and the fees, expenses and indemnities of the Trustee and the Credit Facility Trustee, shall remain in effect and shall be binding upon the Trustee, the Credit Facility Trustee, the Issuer, the Company and the Bondholders notwithstanding the release and discharge of the lien of this Indenture.

                  Section 14.2 Deposit of Funds for Payment of the Bonds. If the principal or redemption price of any Bonds to become due, either at maturity or by call for redemption or otherwise, together with all interest accruing thereon to the due date, has been paid or provision therefor made in accordance with
Article 14 hereof, all interest on such Bonds shall cease to accrue on the due date and all liability of the Issuer with respect to such Bonds shall likewise cease, except as hereinafter provided. Thereafter the owners of such Bonds shall be restricted exclusively to the funds so deposited for any claim of whatsoever nature with respect to such Bonds, and the Trustee shall hold such funds in trust for such owners.

                  Section 14.3 Effect of Purchase of the Bonds. No purchase of Bonds pursuant to Section 3.2 hereof shall be deemed to be a payment or redemption of such Bonds or any portion thereof and such purchase will not operate to extinguish or discharge the indebtedness evidenced by such Bonds.

                                   ARTICLE 15
                            MISCELLANEOUS PROVISIONS

                  Section 15.1 Covenants of the Issuer to Bind its Successors. In the event of the dissolution of the Issuer, all of the covenants, stipulations, obligations and agreements contained in this Indenture by or in behalf of or for the benefit of the Issuer shall bind or inure to the benefit of the successor or successors of the Issuer from time to time and any officer, board, commission, authority, agency or instrumentality to whom or to which any power or duty affecting such covenants, stipulations, obligations and agreements shall be transferred by or in accordance with law, and the term "Issuer" as used in this Indenture shall include such successor or successors.

                  Section 15.2      Notices.

                  (a) Any notice, demand, direction, request or other instrument authorized or required by this Indenture to be given or filed with the Issuer, the Trustee, the Credit Facility Trustee, the Company or the Credit Facility Issuer shall be in writing and shall be deemed given or filed for all purposes of this Indenture when delivered by hand delivery, sent via overnight courier service or mailed by first class mail, postage prepaid, registered or certified mail, addressed as follows:

                                    (1) if to the Issuer, to Board of County
                  Commissioners; Palm Beach County; 301 N. Olive Avenue, West Palm Beach, Florida 33401, Attention: Chairman;

                                    (2) if to the Trustee, to First Union
                  National Bank of Florida; 200 S. Biscayne Boulevard, 14th Floor; Miami, Florida 33131, Attention: Corporate Trust Group;

                                    (3) if to the Credit Facility Trustee, to
                  Branch Banking and Trust Company; 223 West Nash Street; Wilson, North Carolina 27893, Attention: Corporate Trust Department;

                                    (4) if to any successor Trustee, successor
                  Credit Facility Trustee or Co- Trustee, addressed to it at its principal corporate trust office, Attention: Corporate Trust Department;

                                    (5) if to the Company, to Palm Beach Bedding
                  Company; 1016 Clare Avenue; West Palm Beach, Florida 33401,
                  Attention: Max C. Harper, Vice President and Chief Financial Officer;

                                    (6) if to the Bank, to First Union National
                  Bank of Florida; 200 S. Biscayne Boulevard, 14th Floor; Miami, Florida 33131, Attention: International Operations; and

                                    (7) if to any Credit Facility Issuer (other
                  than the Bank), addressed to it at its principal office,

and if sent by telegraph, telegram report of delivery requested, or telecopy, addressed as above, at the time and date appearing on the report of delivery. Notwithstanding the foregoing, the delivery of Bonds, Optional Tender Notices, or Optional Retention Notices to the Trustee or Tender Agent if made by telegraph, telegram or telecopy, must be made by delivery of the hard copy by overnight delivery on the date of delivery of such telegraph, telegram or telecopy and shall not be effective until actual receipt thereof by the Trustee or the Tender Agent, as the case maybe.

                  (b) A duplicate copy of each notice or other communication given hereunder by either the Issuer, the Trustee or the Credit Facility Trustee to the other shall also be given to the Company.

                  (c) All documents received by the Trustee or Credit Facility Trustee under the provisions of this Indenture, or photographic copies thereof, shall be retained in its possession until this Indenture shall be released in accordance with the provisions of the Indenture, subject at all reasonable times to the inspection of the Issuer and the Company and the agents and representatives thereof.

                  (d) The Issuer, the Trustee, the Credit Facility Trustee, the Company and the Credit Facility Issuer may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

                  Section 15.3 Trustee as the Paying Agent and the Bond Registrar. The Trustee is hereby designated and agrees to act as payment agent and Bond Registrar for and in respect of the Bonds and any amounts received under the Credit Facility or the Loan Agreement.

                  Section 15.4 Rights Under this Indenture. Except as herein otherwise expressly provided, nothing in this Indenture expressed or implied is intended or shall be construed to confer upon any person, firm or corporation other than the parties hereto, the Company and the owners of the Bonds issued under and secured by this Indenture, any benefit of this Indenture or any provisions hereof, this Indenture and all its provisions being intended to be and being for the sole and exclusive benefit of the parties hereto, the Company and the owners from time to time of the Bonds issued hereunder.

                  Section 15.5 Form of Certificates and Opinions. Except as otherwise provided in this Indenture, any request, notice, certificate or other instrument from the Issuer or the Company to the Trustee shall be deemed to have been signed by the proper party or parties if signed by the Issuer Representative or the Company Representative, respectively, and the Trustee may accept and rely upon a certificate signed by the Issuer Representative as to any action taken by the Issuer and by the Company Representative as to any action taken by the Company.

                  Section 15.6 Severability. In case any one or more of the provisions of this Indenture or of the Bonds issued hereunder shall for any reason be held to be illegal or invalid, such illegality or invalidity shall not affect any other provisions of this Indenture or of the Bonds, but this Indenture and the Bonds shall be construed and enforced as if such illegal or invalid provision had not been contained therein. In case any covenant, stipulation, obligation or agreement of the Issuer contained in this Indenture or in the Bonds shall for any reason be held to be in violation of law, then such covenant, stipulation, obligation or agreement of the Issuer shall be given effect to the full extent permitted by law.

                  Section 15.7 Covenants of Issuer Not Covenants of Officials Individually. All covenants, stipulations, obligations and agreements of the Issuer contained in this Indenture shall be deemed to be covenants, stipulations, obligations and agreements of the Issuer to the full extent permitted by the Constitution and laws of the State. No covenant, stipulation, obligation or agreement contained herein shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future officer, member, agent or employee of the Issuer in his individual capacity, and no officer of the Issuer executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof. No officer, agent or employee of the Issuer shall incur any personal liability in acting or proceeding or in not acting or not proceeding in accordance with the terms of this Indenture.

                  Section 15.8 State Law Governs. This Indenture shall be governed by and construed in accordance with the laws of the State.

                  Section 15.9 Payments Due on Days Other Than Business Days. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of the Bonds shall be in the city of payment a day other than a Business Day, then payment of interest or principal need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, provided that interest shall accrue for the period of any such extension.

                  Section 15.10 Execution in Counterparts. This Indenture may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original, and such counterparts shall constitute but one and the same instrument, and no one counterpart of which need be executed by all parties.

                  IN WITNESS WHEREOF, the Issuer has caused this Indenture to be executed in its name and on its behalf by the Chairman of the Issuer, the official seal of the Issuer to be impressed hereon and the same to be attested by the Clerk of the Issuer; the Trustee has caused this Indenture to be executed in its name and on its behalf by a vice president or trust officer; and the Credit Facility Trustee has caused this Indenture to be executed in its name and on its behalf by a vice president or trust officer, all as of the date and year first above written.

PALM BEACH COUNTY, FLORIDA

By:   /s/ Ken Foster
      ----------------------
         Chairman of its Board of County
         Commissioners
ATTEST:

By    /s/ John W. Dame
      ----------------------
         Clerk of its Board of County
         Commissioners

FIRST UNION NATIONAL BANK OF FLORIDA,
         as Trustee


By:   /s/ Holly Lee [illegible]
      ----------------------
Title:   Asst Vice President


APPROVED AS TO FORM
AND LEGAL SUFFICIENCY


      Paul F. King
     ----------------------
         COUNTY ATTORNEY

BRANCH BANKING AND TRUST COMPANY, as
         Credit Facility Trustee


By:   /s/  Margaret D. Smith
      ----------------------
Title:      Vice President
      ----------------------

                                    EXHIBIT A

                              NOTICE OF CONVERSION

[Name and Address of Owner]


                  Re: $7,650,000 Palm Beach County, Florida, Variable Rate Demand Industrial Development Revenue Bonds (Palm Beach Bedding Company Project), Series 1996

                  The undersigned officer of First Union National Bank of Florida, as Trustee with respect to the captioned Bonds, pursuant to the provisions of Section 2.2(e) of that certain Trust Indenture (the "Indenture"), dated as of April 1, 1996, among Palm Beach County, Florida, the Trustee and Branch Banking and Trust Company, as Credit Facility Trustee, hereby notifies you that the interest rate borne by the captioned Bonds shall be converted from the Variable Rate to the Fixed Rate, as follows (capitalized terms used herein shall have the meanings provided in the Indenture):

                  1.       The Conversion Date is _____________________________

                  2.       The Placement Agent is _____________________________

                                                  _____________________________

                                                  _____________________________


                  3. All Owners of Bonds are required to tender their Bonds on the Conversion Date to the Tender Agent, at the address set forth below, for purchase on the Conversion Date. In the event any owner of Bonds shall fail to tender such owner's Bonds for purchase on the Conversion Date, such Bonds shall be deemed to have been tendered for purchase on the Conversion Date.

                  4. The address of the Tender Agent is as follows:

                      First Union National Bank of Florida
                      200 S. Biscayne Boulevard, 14th Floor
                              Miami, Florida 33131
                        Attention: Corporate Trust Group

                  5. After the tenth (10th) day preceding the Conversion Date, you will not be entitled to tender any Bond for purchase.

                  6. In order to receive payment of the purchase price of any Bond which is deemed to have been tendered, you must deliver such Bond to the office of the Tender Agent shown above before 10:00 a.m. (Charlotte, North Carolina time) on the Conversion Date.

                  7. Interest on any Bond will be payable only to (but not including) the Conversion Date.

                  8. The delivery by the Company to the Trustee of a letter from Bond Counsel confirming the opinion received pursuant to this notification is a condition precedent to a conversion to a Fixed Rate. In the event that the Company fails to deliver to the Trustee the letter of Bond Counsel herein referred to, the conversion of interest on the Bonds to the Fixed Rate shall not take effect and the Bonds shall continue to bear interest at the Variable Rate.

                  9.       The Preliminary Fixed Rate is _____________.

                  10. Depending on market conditions, the Fixed Rate may be higher but in no event lower than the Preliminary Fixed Rate.

                  11. After the Conversion Date, payment on the Bonds will not be supported by a Credit Facility.

                  12. The rating on the Bonds (if any) may be reduced or withdrawn on the Conversion Date.

                  13. All owners of Bonds who desire to retain such Bonds must deliver an Optional Retention Notice (the form of which is attached as Attachment C-1 to the Bond) to the Trustee by the tenth (10th) day preceding the Conversion Date (or the next succeeding Business Day if such date is not a Business Day) or be deemed to have tendered their Bonds for purchase and must deliver the Bonds to the Trustee on or before the Conversion Date to be stamped with the legend contained in Section 2.2(e)(8) of the Indenture.


                  This _____ day of ______________, 199_.

FIRST UNION NATIONAL BANK OF FLORIDA,
         as Trustee

By:_______________________________________

Title:______________________________________

                  A copy of this Notice has been delivered to the Tender Agent at the address above.

                                    EXHIBIT B

                              BOOK ENTRY AGREEMENT

                    Blanket Issuer Letter of Representations
                           [To be Completed by Issuer]

                            Palm Beach County Florida
                            -------------------------
                                [Name of Issuer]

                                                                    May 11, 1995
                                                                        [Date]

Attention:  Underwriting Department -- Eligibility
THE DEPOSITORY TRUST COMPANY
55 Water Street; 50th Floor
 New York, NY 10041-0099

Ladies and Gentlemen:

         This letter sets forth our understanding with respect to all issues (the "Securities") that Issuer shall request be made eligible for deposit by The Depository Trust Company ("DTC").

         To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with DTC's Rules with respect to the Securities, Issuer represents to DTC that Issuer will comply with the requirements stated in DTC's Operational Arrangements, as they may be amended from time to time.

Note:

Schedule A contains statements that DTC believes accurately describe DTC, the method of effecting book-entry transfers of securities distribution through DTC, and certain related matters.


Very truly yours,

Palm Beach County Florida
-------------------------
      (Issuer)


By:    /s/ Ken Foster
   ------------------
(Authorized Officer's Signature)


APPROVED AS TO FORM
AND LEGAL SUFFICIENCY


    /s/ Paul F. King
--------------------
  COUNTY ATTORNEY


Received and Accepted:

THE DEPOSITORY TRUST COMPANY

By:   /s/ James McGreeney
   ----------------------


Palm Beach County, Florida
301 North Olive Avenue, Suite 601
West Palm Beach, Florida  33401
Executed by Ken Foster, Chairman of the
Board of County Commissioners,
Palm Beach County, Florida and
Paul F. King, Esq., Assistant County Attorney
(407) 355-6337

                                    EXHIBIT C

                                  FORM OF BOND



                                                                     CUSIP _____

           [The legend in the two paragraphs immediately following shall appear so long as the Book-Entry System described in Section
           2.14 of the Indenture has not been discontinued.]

THE ISSUER HAS ESTABLISHED A BOOK ENTRY SYSTEM OF REGISTRATION FOR THIS BOND. EXCEPT AS SPECIFICALLY PROVIDED OTHERWISE IN THE INDENTURE, CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), WILL BE THE REGISTERED OWNER AND WILL HOLD THIS BOND ON BEHALF OF EACH BENEFICIAL OWNER HEREOF. BY ACCEPTANCE OF A CONFIRMATION OF PURCHASE, DELIVERY OR TRANSFER, EACH BENEFICIAL OWNER OF THIS BOND SHALL BE DEEMED TO HAVE AGREED TO SUCH ARRANGEMENT. CEDE & CO., AS REGISTERED OWNER OF THIS BOND, MAY BE TREATED AS THE OWNER OF IT FOR ALL PURPOSES.

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF, REDEMPTION PREMIUM, IF ANY, AND INTEREST ON THIS BOND ARE LIMITED OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM THE SOURCES AND SPECIAL FUNDS PLEDGED FOR THEIR BENEFIT PURSUANT TO THE INDENTURE. THIS BOND SHALL NOT CONSTITUTE A DEBT OF THE STATE OF FLORIDA OR ANY POLITICAL SUBDIVISION THEREOF OR THE ISSUER WITHIN THE MEANING OF ANY PROVISION OF THE CONSTITUTION OR LAWS OF THE STATE AND SHALL NOT CONSTITUTE OR GIVE RISE TO A PECUNIARY LIABILITY OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF OR THE ISSUER OR A CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS OF ANY OF THEM.

THIS BOND MAY BE TENDERED FOR PURCHASE AS DESCRIBED HEREIN. DELIVERY OF AN OPTIONAL TENDER NOTICE WITH RESPECT TO THIS BOND CONSTITUTES AN IRREVOCABLE OFFER TO SELL THIS BOND ON THE DATE SPECIFIED THEREIN AND

IS BINDING ON SUBSEQUENT OWNERS OF THIS BOND. IN THE EVENT THE OWNER OF THIS BOND FAILS TO DELIVER THIS BOND TO THE TENDER AGENT ON THE SPECIFIED DATE, THE OWNER HEREOF SHALL THEREAFTER BE ENTITLED ONLY TO PAYMENT OF THE PURCHASE PRICE AND NOT TO THE BENEFITS OF THE INDENTURE. THIS BOND ALSO IS SUBJECT TO MANDATORY TENDER AND PURCHASE AS DESCRIBED HEREIN.

                           PALM BEACH COUNTY, FLORIDA
            VARIABLE RATE DEMAND INDUSTRIAL DEVELOPMENT REVENUE BOND
                      (PALM BEACH BEDDING COMPANY PROJECT),
                                   SERIES 1996

                                                                      No. R_____

Registered Owner:   ______________________________

Principal Amount:   ______________________________

Maturity Date:  First Business Day of April, 2016

Initial Interest Rate:  _____________%

Interest Payment Dates:    The first Business Day of each January, April, July
                           and October, commencing the first Business Day of July, 1996, and ending on the Conversion Date
                           (hereinafter defined) and the Maturity Date.

Original Delivery Date:    April 2, 1996

                  Palm Beach County, Florida (herein called the "Issuer"), a political subdivision of the State of Florida (herein called the "State"), for value received, hereby promises to pay (but only from the sources hereinafter mentioned) to the Registered Owner set forth above, or registered assigns, the Principal Amount set forth above on the Maturity Date set forth above and to pay (but only from the sources hereinafter mentioned) interest thereon from the Interest Payment Date immediately preceding the Date of Authentication endorsed hereon, unless this Bond is authenticated on an Interest Payment Date in which event it will bear interest from such date or unless it is authenticated prior to the first Business Day of April, 1996, in which event it will bear interest from the Date of Authentication, payable on each Interest Payment Date, until payment of said principal sum has been made or provided for, at the rate or rates per annum set forth below. Principal and interest and premium, if any, will be paid in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts. Interest will be paid by check mailed on the Interest Payment Date to the person in whose name this Bond is registered at the close of business on the Regular Record Date (as hereinafter defined) immediately preceding such Interest Payment Date; provided, however, that while the Bonds (as hereinafter defined) bear interest at the Variable Rate (as hereinafter defined) interest will also be payable by wire transfer to the account at a member bank of the Federal Reserve System of any registered owner of Bonds in the aggregate principal amount of One Million Dollars ($1,000,000) or more at the written request (identifying such account by number) of such owner received by the Trustee (as hereinafter defined) on or before the Regular Record Date. While the Bonds bear interest at the Variable Rate (as hereinafter defined), the Regular Record Date will be the close of business on the Business Day immediately preceding each Interest Payment Date. While the Bonds bear interest at the Fixed Rate (as hereinafter defined), the Regular Record Date will be the fifteenth (15th) day of the calendar month immediately preceding each Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the owner on such Regular Record Date, and may be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date (as defined in the Indenture (hereinafter defined)) for the payment of such defaulted interest to be fixed by the Trustee, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Principal and redemption price will be paid upon surrender of this Bond at the corporate trust office of First Union National Bank of Florida, as trustee (said banking institution and any successor trustee or co-trustee under the Indenture being herein called the "Trustee"), in the City of Miami, Florida. Payment of the purchase price of Bonds purchased as described herein will be paid, upon surrender of such Bonds, at the office of First Union National Bank of Florida in the City of Miami, Florida (in such capacity, herein called the "Tender Agent"). This Bond is issued under and pursuant to the Constitution and laws of the State of Florida (the "State"), particularly Part II, Chapter 159, Florida Statutes, as supplemented and amended (the "Act"), and under and pursuant to a resolution duly adopted by the Issuer on December 19, 1995.

                  This Bond and the issue of which it is a part and the purchase price thereof, the premium, if any, and interest thereon are limited obligations of the Issuer payable by the Issuer solely from the revenues and receipts derived from the Loan Agreement (as hereinafter defined), which revenues and receipts have been pledged and assigned to the Trustee to secure payment thereof and from amounts received pursuant to the Credit Facility (as hereinafter defined). THIS BOND AND THE INTEREST HEREON WILL NOT CONSTITUTE AN INDEBTEDNESS OR CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWER OF THE ISSUER WITHIN THE MEANING OF ANY CONSTITUTIONAL PROVISION OR STATUTORY LIMITATION AND SHALL NEVER CONSTITUTE NOR GIVE RISE TO ANY PECUNIARY LIABILITY OF THE ISSUER, BUT WILL BE A LIMITED OBLIGATION OF THE ISSUER PAYABLE SOLELY FROM THE REVENUES AND OTHER FUNDS PLEDGED THEREFOR AND WILL NOT BE PAYABLE FROM ANY ASSETS OR FUNDS OF THE ISSUER OTHER THAN THE REVENUES AND OTHER FUNDS PLEDGED THEREFOR, AND NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OR ANY POLITICAL SUBDIVISION OR ANY AGENCY THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF OR INTEREST ON THIS BOND.

                  This Bond is one of the Bonds of a duly authorized issue of variable rate industrial revenue bonds of the Issuer in the aggregate principal amount of $7,650,000 and designated Palm Beach County, Florida, Variable Rate Demand Industrial Development Revenue Bonds (Palm Beach Bedding Company Project), Series 1996 (the "Bonds").

                  The Bonds have been issued for the purpose of financing the acquisition, construction and installation of a certain facilities (herein called the "Project").

                  The Bonds are issued under and pursuant to a Trust Indenture, dated as of April 1, 1996 (said Trust Indenture, together with all such supplements and amendments thereto as therein permitted, being herein called the "Indenture"), among the Issuer, the Trustee and Branch Banking and Trust Company, as Credit Facility trustee (said banking institution and any successor Credit Facility trustee under the Indenture being herein called the "Credit Facility Trustee"). An executed counterpart of the Indenture is on file at the principal corporate trust office of the Trustee and the Credit Facility Trustee. Reference is hereby made to the Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the Bonds; the collection and disposition of revenues; a description of the funds charged with and pledged to the payment of the principal of and interest on and any other amounts payable under the Bonds; the nature and extent of the security; the terms and conditions under which the Bonds are or may be issued; and the rights, duties and obligations of the Issuer and of the Trustee and the rights of the owners of the Bonds, and, by the acceptance of this Bond, the owner hereof assents to all of the provisions of the Indenture.

                  The Issuer has entered into a Loan Agreement, dated as of April 1, 1996 (herein called the "Loan Agreement"), with the Company, under which the Issuer has agreed to use the proceeds of the Bonds to construct and equip certain facilities and in consideration therefor, the Company has agreed to make loan payments in installments, bearing interest at a rate or rates and payable at times corresponding to the principal amount of, installments of principal of, interest rates on and due dates of the Bonds. The Loan Agreement also provides for the payment by the Company of certain fees and expenses of the Issuer and the Trustee, and the Loan Agreement further obligates the Company (a) to pay the cost of maintaining the Project in good repair in all material respects and keeping the same properly insured and (b) to maintain a Credit Facility (as hereinafter defined) during the period of time the Bonds bear interest at the Variable Rate (herein called the "Variable Rate Period"). As security for the payment of the Bonds, all right, title and interest of the Issuer in (a) the Loan Agreement (except certain rights reserved by the Issuer under the terms of the Indenture), (b) all money and securities at any time on deposit in, in transit to or credited to any account or Fund created under the Indenture, including without limitation the Project Fund and the Bond Fund (as defined in the Indenture), but excluding the Rebate Fund (as defined in the Indenture); and (c) Revenues (as defined in the Indenture); have been assigned to the Trustee under the Indenture and pledged to the payment of the principal of, and the redemption premium (if any) and the interest on, the Bonds. The Issuer shall not be vested with any interest in the Project by virtue of the issuance of the Bonds to finance the construction and installation of the Project, and the Project shall not otherwise constitute any part of the security for the payment of the Bonds.

                  Reference to the Indenture is hereby made for a description of the aforesaid Bond Fund which is charged with, and pledged to, the payment of the principal of, and the redemption premium (if any) and the interest on, the Bonds, the nature and extent of the security, the rights, duties and obligations of the Issuer, the Company and the Trustee, the rights of the owners of the Bonds, the terms and conditions under and upon the occurrence of which the Indenture and the Loan Agreement may be modified and the terms and conditions under and upon the occurrence of which the lien of the Indenture may be defeased as to this Bond prior to the maturity or redemption date hereof, to all of the provisions of which the owner hereof, by the acceptance of this Bond, assents.

                  Credit Facility. The Company has entered into a Letter of Credit and Reimbursement Agreement dated as of April 1, 1996 (herein called the "Reimbursement Agreement"), by and between the Company and First Union National Bank of Florida (in such capacity, herein called the "Bank").

                  Pursuant to the Reimbursement Agreement, the Company has caused a Letter of Credit issued by the Bank (herein called the "Letter of Credit"; such Letter of Credit and any extensions or renewals thereof or any amendment thereto and any Alternate Credit Facility (as hereinafter defined) referred to herein as the "Credit Facility") to be delivered to the Credit Facility Trustee. The Credit Facility Trustee will be entitled under the Letter of Credit to draw up to an amount of $7,956,000 of which (a) $7,650,000 will be available for the payment of principal or that portion of the purchase price corresponding to principal of the Bonds and (b) $306,000 will support the payment of up to one hundred twenty (120) days' interest or that portion of the purchase price corresponding to interest on the Bonds at an assumed rate of twelve percent (12%) per annum. Subject to the provisions of the Indenture, the Company is required during the Variable Rate Period to provide an alternate credit facility with terms and provisions substantially the same as those of the Letter of Credit (an "Alternate Credit Facility") prior to the termination of Letter of Credit. During the Variable Rate Period unless the Letter of Credit or the then current Alternate Credit Facility is replaced prior to its expiration in accordance with the terms of the Indenture, this Bond will become subject to mandatory redemption as provided in the Indenture.

                  For the purpose of providing security for the obligations of the Company to the Bank under the Reimbursement Agreement the Company has entered into a Mortgage and Security Agreement, dated as of April 1, 1996 (the "Mortgage"), pursuant to the terms of which the Company has conveyed to the Bank all of the Company's right, title and interest in and to the Project.

                  Source of Funds. The principal of, premium (if any) and interest on the Bonds are payable solely from loan payments under the Loan Agreement and from any other moneys held by the Trustee under the Indenture for such purpose, including, with respect to principal and interest only, moneys drawn by the Credit Facility Trustee under the Letter of Credit or Alternate Credit Facility for the benefit of the Bondholders (the Bank as the issuer of the Letter of Credit and the institution issuing any Alternate Credit Facility are herein called the "Credit Facility Issuer"). Except as otherwise specified in the Indenture, this Bond is entitled to the benefits of the Indenture equally and ratably both as to principal (and redemption and purchase price) and interest with all other Bonds issued under the Indenture.

                                 INTEREST RATES

                  Initial Interest Rate.

                  The Bonds will bear interest from the Original Delivery Date specified above to (and including) April 3, 1996 at the Initial Interest Rate.

                  Variable Rate.

                  After April 3, 1996, and prior to (and including) the Conversion Date (hereinafter defined), the Bonds will bear interest at a rate equal to a floating rate established as hereinafter provided (herein called the "Variable Rate"). The Variable Rate will be equal to the rate of interest certified in writing to the Trustee by First Union National Bank of North Carolina as remarketing agent for the Bonds (herein, with its successors in such capacity, called the "Remarketing Agent") on and as of each Wednesday (or the next succeeding Business Day (as defined in the Indenture) if such Wednesday is not a Business Day) (herein called the "Determination Date") as the minimum rate of interest necessary, in the judgment of the Remarketing Agent taking into account market conditions prevailing on the Determination Date, to enable the Remarketing Agent to arrange for the sale of all of the Bonds on the Determination Date in the secondary market at a price equal to the principal amount thereof (plus interest accrued to the date of settlement). If the Remarketing Agent fails to certify such rate, the Variable Rate for the next Calculation Period or Periods (hereinafter defined) until thereafter certified by the Remarketing Agent will remain the same as that most recently established and certified by the Remarketing Agent. In the event the Remarketing Agent fails to certify the rate for four (4) consecutive Calculation Periods, the rate for each Calculation Period thereafter (if none is certified by the Remarketing Agent) will be ninety percent (90%) of the yield for United States Treasury bills maturing approximately thirty (30) days after the Determination Date as published by The Wall Street Journal on such Determination Date (or, if The Wall Street Journal is no longer published, then any reasonably equivalent financial publication selected by the Remarketing Agent) (or the next Business Day on which The Wall Street Journal or such other publication is published if not published on the Determination Date). For purposes hereof, "Calculation Period" shall mean the period from and including the day following the Determination Date of each week (even if not a Business Day) to and including the following Determination Date; provided that if during the Variable Rate Period the Determination Date at the end of such Calculation Period is a Regular Record Date, such Calculation Period will extend until the Business Day following such Determination Date. If, for any reason, the Variable Rate is not determined as described above or is held to be invalid or unenforceable by a court of competent jurisdiction for any period, the interest rate for each such period will be equal to eight percent (8%) per annum. Interest prior to the Conversion Date (hereinafter defined) will be computed on the basis of a three hundred sixty-five (365) or three hundred sixty-six (366) day year, as applicable, for the number of days actually elapsed, and will be payable on each Interest Payment Date.

                  Fixed Rate.

                  (a) The interest rate on this Bond will be converted to the Fixed Rate upon an election by the Company pursuant to the Indenture to convert the rate of interest on all Bonds then outstanding from the Variable Rate to the Fixed Rate (herein called the "Fixed Rate Election"), on any Interest Payment Date by giving written notice, accompanied by the items described in Section 2.2(e) of the Indenture, to the Issuer, the Trustee, the Credit Facility Issuer, the Tender Agent and the Remarketing Agent, which notice will specify, among other things, the name and address of the Placement Agent which has agreed to use its best efforts to arrange for the sale of any Bonds to be tendered or deemed tendered for purchase on the Conversion Date (herein called the "Placement Agent"). At least twenty-five (25) days prior to the Conversion Date, the Placement Agent will determine a rate (the "Preliminary Fixed Rate") which will be the minimum rate of interest on the Bonds determined by the Placement Agent to be the fixed annual rate of interest (for the period beginning on the Conversion Date and ending on the Maturity Date) necessary, in the judgment of the Placement Agent taking into account market conditions prevailing on the date such rate is determined, to enable the Placement Agent to arrange for the sale of all of the Bonds in the secondary market at a price equal to the principal amount thereof if the Bonds were tendered for purchase on the Conversion Date. The Placement Agent will promptly notify the Trustee of the Preliminary Fixed Rate.

                  (b) As soon after the receipt of notice from the Placement Agent of the Preliminary Fixed Rate as practicable (but in no event more than two (2) Business Days thereafter) a notice will be mailed by the Trustee to each registered owner of Bonds stating, among other things, (1) the Preliminary Fixed Rate, (2) that, depending on market conditions, the Fixed Rate may be higher but in no event will be lower than the Preliminary Fixed Rate, (3) the Conversion Date, (4) that after the tenth (10th) day preceding the Conversion Date, the owner will not be entitled to tender this Bond for purchase as described below,
(5) that payment of this Bond will not be supported by an Alternate Credit Facility after the Conversion Date, (6) that the rating on the Bonds (if at such time there is a rating in effect on the Bonds) may be reduced or withdrawn on the Conversion Date, (7) that unless such registered owner delivers to the Trustee a notice (an "Optional Retention Notice") in the form attached hereto as Attachment C-1 at least ten days prior to the Conversion Date, this Bond will be deemed tendered for purchase on the Conversion Date, (8) that in order to receive payment of the purchase price of any Bond which is deemed to have been tendered, the registered owner of such Bond must deliver such Bond to the office of the Tender Agent before 10:00 a.m. on the Conversion Date specifying such address, and (9) that interest on any Bond deemed to have been tendered will be payable only to (but not including) the Conversion Date.

                  (c) Upon the Conversion Date stated in such notice, the Fixed Rate to be borne by the Bonds for the period beginning on the Conversion Date until the Maturity Date or prior redemption of the Bonds (the "Fixed Rate"), will be determined as follows:

                           (1) if any of the Bonds have been tendered or deemed
                  tendered for purchase (herein called the "Tendered Bonds"), then:

                                    (A) if the Placement Agent shall have
                           arranged for the sale of any or all of the Tendered Bonds, at a price equal to the principal amount thereof, the Fixed Rate will be equal to the interest rate at which all such Bonds were sold by the Placement Agent, provided that all such Bonds will be sold at a rate greater than or equal to the Preliminary Fixed Rate; and

                                    (B) if the Placement Agent shall have
                           arranged for the sale of none of the Tendered Bonds, the Fixed Rate will be equal to the Preliminary Fixed Rate; or

                           (2) if all owners of the outstanding Bonds elect to
                  retain such Bonds, the Fixed Rate will be equal to the Preliminary Fixed Rate.

                  (d) If, for any reason, the Fixed Rate is held to be invalid or unenforceable by a court of competent jurisdiction, the Fixed Rate will be eight percent (8%) per annum.

                  (e) The Fixed Rate will be computed on the basis of a three hundred sixty (360)- day year, computed for the actual number of days elapsed, and will be payable on each Interest

Payment Date after the Conversion Date until the principal of, and premium, if any, and interest on the Bonds shall have been paid in full.

                  Interest Rate Determination Binding.

                  The determination of the interest rate on the Bonds by the Remarketing Agent or Placement Agent, as appropriate, in accordance with the terms of the Indenture will be conclusive and binding upon the owners of the Bonds, the Issuer, the Company, the Trustee, the Credit Facility Trustee, the Remarketing Agent, the Placement Agent, the Tender Agent and the Credit Facility Issuer.

                               REDEMPTION OF BONDS

                  Optional Redemption.

                  (a) While the Bonds bear interest at the Variable Rate, the Bonds will be subject to redemption upon the written direction of the Issuer, given at the request of the Company, with the consent of the Credit Facility Issuer, on any Interest Payment Date and on the Conversion Date, in whole or in part, at redemption price equal to one hundred percent (100%) of the principal amount thereof without premium plus interest accrued to the redemption date.

                  (b) While the Bonds bear interest at the Fixed Rate, the Bonds will be subject to redemption upon the written direction of the Issuer, given at the request of the Company, in whole on any date, or in part on any Interest Payment Date, occurring on or after the dates set forth below, at the redemption prices (with a premium expressed as a percentage of principal amount to be redeemed) set forth below plus interest accrued to the redemption date as follows:


Commencement of
Redemption Period
-----------------

The Business Day four (4) years from the Conversion Date

Redemption Price
----------------

103% declining by 1/2% on each succeeding anniversary date of the first day of the redemption period until reaching 100% and thereafter at 100%


                  (c) The Bonds will be subject to redemption upon the written direction of the Issuer, given at the request of the Company, at any time in whole or in part at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus interest accrued to the redemption date in the event of damage, destruction or condemnation of the Project, all as more fully described in Section 7.1(b) of the Indenture.

                  Mandatory Redemption.

                  (a) The Bonds will be subject to mandatory redemption in whole on any date at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date within one hundred eighty (180) days after receipt by the Trustee of a written notice of a Determination of Taxability (as defined in the Loan Agreement).

                  (b) During the Variable Rate Period, the Bonds will be subject to mandatory redemption in whole on the Interest Payment Date occurring closest to but not after fifteen (15) days prior to the date of expiration of the then current Credit Facility unless prior to such date an Alternate Credit Facility has been provided in accordance with the Indenture, at a redemption price or purchase price equal to one hundred percent (100%) of the principal amount thereof, without premium, plus interest accrued to the redemption date.

                  (c) The Bonds are subject to redemption without premium from moneys drawn under the Credit Facility for which the Credit Facility Issuer is reimbursed from proceeds of the Bonds not used to complete the Project in accordance with the provisions of the Indenture, which redemption date shall be no more than sixty (60) days following the date of transfer of moneys to the Bond Fund established under the Indenture from the Project Fund established under the Indenture.

                  Notice of Redemption and Selection of Bonds.

                  Any notice of redemption, identifying the Bonds or portions thereof to be redeemed, will be given not more than sixty (60) days and not less than twenty (20) days prior to the redemption date, by mailing a copy of the redemption notice by first class mail to the owner of each Bond to be redeemed in whole or in part at the address shown on the Bond Register (as defined in the Indenture) maintained by the Bond Registrar (as hereinafter described). Notice of optional redemption may be conditioned upon the deposit of moneys with the Trustee before the date fixed for redemption and such notice will be of no effect unless such moneys are so deposited. All Bonds so called for redemption, including Bonds purchased by the Company as provided in the Indenture but not yet surrendered for payment of the purchase price, will cease to bear interest on the specified redemption date provided funds for their redemption price and any accrued interest payable on the specified redemption date are on deposit at the principal place of payment at that time. If less than all the Bonds are to be redeemed, the particular Bonds to be called for redemption will be selected in the following order of priority: first, Bonds pledged to the Credit Facility Issuer, second, Bonds owned by the Company and third, Bonds selected by any random or other method determined by the Trustee in its sole discretion.

                  Mandatory Tender for Purchase Upon Conversion to Fixed Rate.

                  The Bonds will be subject to mandatory purchase in whole (and not in part) on the Conversion Date at a purchase price equal to one hundred percent (100%) of the principal amount thereof plus interest accrued thereon to the date of purchase; provided that there will not be so purchased (a) Bonds or portions thereof in Authorized Denominations which the owners have irrevocably elected to retain on the Conversion Date in accordance with the Indenture by the delivery of an Optional Retention Notice in the form attached hereto as Attachment C-1 in accordance with the provisions of Section 2.2(e) of the Indenture, or (b) Bonds issued in exchange for or upon the registration of transfer of Bonds referred to in clause (a) above.

                  THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO THE MANDATORY PURCHASE OF THIS BOND AS PROVIDED IN THE INDENTURE, AND AGREES THAT THIS BOND WILL BE PURCHASED ON THE DATE SPECIFIED UPON DEPOSIT WITH THE TRUSTEE OF AN AMOUNT SUFFICIENT TO PAY THE PURCHASE PRICE HEREOF. THE OWNER OF THIS BOND ALSO UNDERSTANDS AND AGREES THAT IN THE EVENT THE OWNER FAILS TO DELIVER THIS BOND, PROPERLY ENDORSED FOR TRANSFER, TO THE TRUSTEE ON THE DATE SPECIFIED, INTEREST WILL CEASE TO ACCRUE HEREON ON SUCH SPECIFIED DATE AND THE OWNER HEREOF WILL THEREAFTER BE ENTITLED ONLY TO PAYMENT OF THE PURCHASE PRICE AND NOT TO THE BENEFIT OF THE INDENTURE.

                  Purchase at Option of the Owner During Variable Rate Period.

                  While the Bonds bear interest at the Variable Rate, any Bond or portion thereof in an authorized denomination will be purchased on the demand of the owner thereof, on any Business Day at a purchase price equal to one hundred percent (100%) of the principal amount thereof plus interest accrued to the date of purchase upon delivery to the Tender Agent of a notice (herein called an "Optional Tender Notice") in the form attached hereto as Attachment C-2 specifying the date on which such Bond will be purchased, which date will be a Business Day not prior to the seventh (7th) day after the date of delivery of the Optional Tender Notice. To receive payment of the purchase price, the owner will be required to deliver such Bond to the Tender Agent, accompanied by an executed form of assignment and any other instruments of transfer satisfactory to the Trustee, not less than five (5) days prior to the purchase date specified in such notice as provided in the Indenture; provided, however, that any owner which is an investment company registered pursuant to the Investment Company Act of 1940 may deliver such Bond to the Tender Agent at or prior to 10:00 a.m. on the date of purchase. No purchase of Bonds at the option of the owner thereof or on the Conversion Date will be deemed to be a payment or redemption of the Bonds or any portion thereof. Notwithstanding the foregoing, no owner will have a right to tender such owner's Bond(s) for purchase as described in this paragraph following acceleration of the payment of the Bonds pursuant to the terms of the Indenture or after the Conversion Date.

                  THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES THAT DELIVERY OF THE WRITTEN NOTICE DESCRIBED IN THE PRECEDING PARAGRAPH BY THE OWNER CONSTITUTES AN IRREVOCABLE OFFER TO SELL THIS BOND ON THE DATE SPECIFIED, AND THAT THIS BOND WILL BE PURCHASED ON SUCH DATE UPON DEPOSIT WITH THE TENDER AGENT OF AN AMOUNT SUFFICIENT TO PAY THE PURCHASE PRICE THEREOF. THE OWNER OF THIS BOND ALSO UNDERSTANDS AND AGREES THAT IN THE EVENT THE OWNER FAILS TO DELIVER THIS BOND, PROPERLY ENDORSED FOR TRANSFER, TO THE TENDER AGENT ON THE DATE SPECIFIED IN THE NOTICE, THIS BOND WILL BE HELD BY THE OWNER AS AGENT FOR THE COMPANY,

INTEREST WILL CEASE TO ACCRUE HEREON AS OF THE DATE SPECIFIED IN THE NOTICE AND THE OWNER HEREOF WILL THEREAFTER BE ENTITLED ONLY TO PAYMENT OF THE PURCHASE PRICE AND NOT TO THE BENEFITS OF THE INDENTURE, AND THE ISSUER WILL, TO THE EXTENT PERMITTED BY LAW, EXECUTE AND THE TRUSTEE WILL AUTHENTICATE AND DELIVER A SUBSTITUTE BOND IN LIEU OF THE UNDELIVERED BOND.

                  Tender Agent.

                  The Issuer had appointed First Union National Bank of Florida as Tender Agent. The Tender Agent may be changed at any time by the Company with the consent of the Issuer and the Trustee.

                  Authorized Denominations.

                  Subject to the provisions of the Indenture, the Bonds are issuable as registered Bonds in the denomination of One Hundred Thousand Dollars ($100,000) or any integral multiple of $5,000 in excess thereof. Subject to the limitations provided in the Indenture and upon payment of any tax or governmental charge, if any, Bonds may be exchanged for a like aggregate principal amount of Bonds of other authorized denominations.

                  Transfer.

                  This Bond is transferable by the registered owner hereof or his duly authorized attorney at the corporate trust office of First Union National Bank of Florida, as Bond Registrar, in the City of Miami, Florida, in compliance with the terms and conditions set forth in the Indenture and upon surrender of this Bond, provided that transfers in connection with the remarketing hereof will be made at the corporate trust office of the Credit Facility Trustee in Wilson, North Carolina, accompanied by a duly executed instrument of transfer in form satisfactory to the Bond Registrar, subject to such reasonable regulations as the Issuer, the Bond Registrar or the Trustee may prescribe and upon payment of any tax or other governmental charge incident to such transfer; PROVIDED THAT IF MONEYS FOR THIS PURCHASE OF THIS BOND HAVE BEEN PROVIDED PURSUANT TO A DRAW UNDER THE CREDIT FACILITY, THIS BOND IS NOT TRANSFERABLE TO ANYONE OTHER THAN THE COMPANY OR ITS ASSIGNEE OR PLEDGEE. Upon any such transfer, a new Bond or Bonds registered in the name of the transferee or transferees in denominations authorized by the Indenture and in the same aggregate principal amount as the principal amount of this Bond (and of the same maturity and bearing interest at the same rate) will be issued to the transferee. Except as set forth in this Bond and as otherwise provided in the Indenture, the person in whose name this Bond is registered will be deemed the owner hereof for all purposes, and the Issuer, the Bond Registrar and the Trustee will not be affected by any notice to the contrary. The owner of this Bond will have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

                  In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of this Bond may become or may be declared due and payable before the stated maturity hereof, together with the interest accrued hereon.

                  Modifications or alterations of the Loan Agreement and the Indenture and any supplement or amendment thereto may be made only to the extent and in the circumstances permitted by the Indenture and may be made in certain cases without the consent of the owners of the Bonds.

                  Anything herein or in the Indenture to the contrary notwithstanding, the obligations of the Issuer hereunder will be subject to the limitation that payment of interest to the owner of this Bond will not be required to the extent that receipt of any such payment by the owner of this Bond would be contrary to the provisions of law applicable to such Bond which limits the maximum rate of interest which may be charged or collected by such owner.

                  In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of the Bonds shall be in the city of payment a day other than a Business Day, then payment of interest or principal need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, provided that interest will accrue for the period of any such extension.

                  This Bond will be governed by and construed in accordance with the laws of the State of Florida.

                  All acts, conditions and things required to happen, exist and be performed precedent to and in the issuance of this Bond and the execution of the Indenture have happened, exist and have been performed as so required.

                  IN WITNESS WHEREOF, Palm Beach County, Florida has caused this Bond to be executed with the manual or facsimile signature of the Chairman or Vice Chairman of the Issuer, its official seal to be impressed or imprinted hereon and the same to be attested by the manual or facsimile signature of the Clerk of the Issuer, all as of April 2, 1996.

PALM BEACH COUNTY, FLORIDA

By:________________________________________
         Chairman of its Board of County
         Commissioners


(Official Seal)

ATTEST:

By:_____________________________________________
         Clerk of its Board of County
         Commissioners

                          CERTIFICATE OF AUTHENTICATION


                  This Bond is one of the Bonds of the series designated therein and issued under the provisions of the within-mentioned Indenture.

FIRST UNION NATIONAL BANK OF FLORIDA,
         as Trustee


By:_______________________________________

Its:________________________________________

Date of Authentication:  April 2, 1996

                [FORM OF ASSIGNMENT TO APPEAR ON REVERSE OF BOND]


                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________

_______________________________________

_______________________________________


the within bond of the _________________ and does hereby constitute and appoint ____________________ attorney to transfer the said bond on the books of the within named Issuer, with full power of substitution in the premises.


Dated:

In the presence of:                             _______________________________
                                                          Bondholder


Signature Guaranteed:

_______________________________________


                              [End of Form of Bond]

                                 Attachment C-1

                 FORM OF BONDHOLDER'S OPTIONAL RETENTION NOTICE

                                                              Date:____________

First Union National Bank of Florida, as Trustee (the "Trustee") under the Trust Indenture dated as of April 1, 1996 (the "Indenture") among the Trustee, Branch Banking and Trust Company, as Credit Facility Trustee (the "Credit Facility Trustee") and Palm Beach County, Florida

Attention:  Corporate Trust Department

                  Re: $7,650,000 Palm Beach County, Florida, Variable Rate Demand Industrial Development Revenue Bonds (Palm Beach Bedding Company Project), Series 1996

                  1. The undersigned hereby certifies that it is the lawful registered owner of the Bonds described above.

                  2. Pursuant to the provisions of the Indenture, the undersigned hereby irrevocably elect(s) to hold the Bonds which will bear interest at the Fixed Rate (as defined in, and to be determined as described in, the Indenture), effective on the Conversion Date (as defined in the Indenture) specified in the notice from the Trustee (the "Notice of Conversion").

                  3. The undersigned hereby acknowledges that it has received the Notice of Conversion and that it acknowledges, without limitation, that (i) the Bonds will not be supported by an Alternate Credit Facility after the Conversion Date, (ii) the rating on the Bonds, if any, may be reduced or withdrawn after the Conversion Date, and (iii) after the tenth day preceding the Conversion Date the undersigned will not be entitled to deliver Bonds for purchase pursuant to Section 2.3 of the Indenture.

                  4. The undersigned hereby acknowledges that, even if it fails to deliver such Bonds as agreed pursuant to paragraph 5 hereof, the Bonds will nevertheless bear the Fixed Rate effective on the Conversion Date.

                  5. The undersigned hereby undertakes to deliver the Bonds to First Union National Bank of Florida, as Tender Agent, at its corporate trust office in Miami, Florida, Attention: Corporate Trust Department, to be stamped with the legend set forth in Section 2.2(e) of the Indenture not later than 10:00 a.m. Charlotte, North Carolina time on the Conversion Date.

                        Name of Bondholder:
                                            -------------------------------
                                                    (Type or Print)


                        Signature:
                                   ----------------------------------------

                        Guaranteed by
                                      -------------------------------------

                        Name of Institution:
                                            -------------------------------

                        Date:
                              ---------------------------------------------



                     [End of Attachment C-1 to Form of Bond]

                                 Attachment C-2


                   FORM OF BONDHOLDER'S OPTIONAL TENDER NOTICE

                                                              Date______________

First Union National Bank of Florida,
as Trustee (the "Trustee") under the
Trust Indenture dated as of April 1, 1996
(the "Indenture") among the Trustee, Branch
Banking and Trust Company, as Credit Facility
Trustee (the "Credit Facility Trustee") and
Palm Beach County, Florida

Attention:  Corporate Trust Department

                  Re: $7,650,000 Palm Beach County, Florida, Variable Rate Demand Industrial Development Revenue Bonds (Palm Beach Bedding Company Project), Series 1996

                  1. The undersigned hereby certifies that it is the lawful registered owner of the Bonds described above on the date hereof and that such Bonds are free and clear of any lien or encumbrance.

                  2. Pursuant to the provisions of the Indenture, the undersigned hereby irrevocably request(s) the purchase of the Bonds described above.

                  3. The date on which the Bonds shall be purchased shall be _______________, 19 [Note: This date must be a Business Day (as defined in the Indenture) which is at least seven days after delivery of this notice to the Tender Agent].

                  4. The person or persons to whom or to whose order the proceeds of the purchase of the Bonds are to be paid is ___________________, and the address or addresses of such payee or payees is
________________________________________________________________________________

________________________________________________________________________________

                  5. The undersigned hereby irrevocably authorizes and instructs the Trustee or the Bond Registrar (as defined in the Bonds) to effect the transfer of such Bonds (or any Bond(s) exchanged therefor), upon payment of the purchase price therefor, to the purchaser(s) thereof, whether or not it delivers such Bonds as agreed pursuant to paragraph 7 hereof.

                  6. The undersigned hereby acknowledges that, even if it fails to deliver such Bonds, the Bonds may nevertheless be purchased pursuant to the Indenture, and that, in any event, on and after the proposed purchase date set forth in paragraph 3 hereof, the Bonds will cease to be outstanding for all purposes under the Indenture, to evidence the indebtedness of the Issuer with respect thereto and to bear interest.

                  7. The undersigned hereby undertakes to deliver the Bonds to you, as Tender Agent, at 200 S. Biscayne Boulevard, 14th Floor, Miami, Florida 33131, Attention: Corporate Trust Group at least five days prior to the proposed purchase date set forth in paragraph 3 above duly endorsed in blank for transfer.


                      Name of Bondholder:
                                          -------------------------------------
                                                      (Type or Print)

                      Signature:
                                 ----------------------------------------------

                      Guaranteed by
                                    -------------------------------------------

                      Name of Institution:
                                           ------------------------------------
                      Date:
                            ---------------------------------------------------


                     [End of Attachment C-2 to Form of Bond]

                                    EXHIBIT D


$________________                                            No. ______________


                           REQUISITION AND CERTIFICATE

                              ______________ 19__


First Union National Bank of
  Florida, as Trustee
200 S. Biscayne Boulevard, 14th Floor
Miami, Florida  33131

Attention: Corporate Trust Group

                  Re: $7,650,000 Palm Beach County, Florida, Variable Rate Demand Industrial Development Revenue Bonds (Palm Beach Bedding Company Project) Series 1996

Ladies and Gentlemen:

                  On behalf of Palm Beach Bedding Company (the "Company"), I hereby requisition, from the funds representing the proceeds of the sale of the $7,650,000 Palm Beach County, Florida, Variable Rate Demand Industrial Development Revenue Bonds (Palm Beach Bedding Company Project), Series 1996 issued by Palm Beach County, Florida (the "Issuer") and dated April 2, 1996 (the "Bonds"), which funds are held by you in the Palm Beach County, Florida, Variable Rate Demand Industrial Development Revenue Bonds (Palm Beach Bedding Company Project), Series 1996 Project Fund in accordance with the Trust Indenture (the "Indenture"), dated as of April 1, 1996, from the Issuer to you the sum of $__________ from the Project Fund to be used to pay to the payees the amounts designated on the schedule attached hereto.

         I hereby certify that (a) the obligation to make such payment was incurred by the Company in connection with the acquisition or construction of the Project, is a proper charge against the Costs of the Project (as defined in the Loan Agreement, dated as of April 1, 1996, between the Issuer and the Company, hereinafter referred to as the "Loan Agreement"), and has not been the basis for any prior requisition which has been paid; (b) neither the Company nor, to the best of the Company's knowledge, the Issuer has received written notice of any lien, right to lien or attachment upon, or claim affecting the right of such payee to receive payment of, any of the money payable under this requisition to any of the persons, firms or corporations named herein, or if any notice of any such lien, attachment or claim has been received, such lien, attachment or claim has been released or discharged or will be released or discharged upon payment of this requisition; (c) this requisition contains no items representing payment on account of any retained percentages which the Company is entitled to retain at this date; (d) the payment of this requisition will not result in less than ninety-five percent (95%) of the proceeds of the Bonds (determined by adding to the purchase price paid for the Bonds any investment earnings on said proceeds) to be expended under this requisition and under all prior requisitions having been used for the acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation within the meaning of Section 144(a)(1)(A) of the Internal Revenue Code of 1986, as amended, (e) the payment of this requisition will not result in issuance costs equal to more than two percent (2%) of the aggregate face amount of the Bonds being financed from the proceeds of the Bonds (including any investment earnings on said proceeds), (f) this requisition contains no items representing payment of any amounts paid or incurred before September 8, 1995 (which is sixty (60) days prior to the date of adoption by the Issuer of the preliminary resolution approving the issuance of the Bonds), (g) no Event of Default (as defined in the Loan Agreement) or event of default which after notice or lapse of time or both would constitute an Event of Default has occurred and not been waived; and (h) the amount requisitioned hereby is being expended in a manner consistent in all material respects with the representations and warranties of the Company set forth in the Loan Agreement. [The following paragraph is to be included when any requisition and certificate includes any item for payment for labor, for indicated items of equipment or to contractors, builders of materialmen.]

                  I hereby certify that insofar as the amount covered by the above requisition includes payments to be made for labor or to contractors, builders or materialmen, including payment for equipment, materials or supplies, in connection with the acquisition or construction of the Project: (i) all obligations to make such payments have been properly incurred, (ii) any such labor was actually performed and any such equipment, materials or supplies were actually furnished or installed on or about the Project and are a proper charge against the Costs of the Project, and (iii) such equipment, materials or supplies either are not subject to any lien or security interest or, if the same are so subject, such lien or security interest will be released or discharged upon payment of this requisition.



                                     By:________________________________________
                                                  Company Representative


APPROVED BY:

FIRST UNION NATIONAL BANK
OF FLORIDA, West Palm Beach, Florida


By:____________________________________
         Authorized Officer

                SCHEDULE TO REQUISITION AND CERTIFICATE NO. _____



Payee                            Item                                    Amount